                            SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a)of the Securities Exchange Act of 1934


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Filed by a Party other than the Registrant [_]


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     (AS PERMITTED BY RULE 14a-6(e)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.1a-12


                                 Voxware, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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[x]  No fee required.

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[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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

[LOGO] VOXWARE

                           Lawrenceville Office Park
                           168 Franklin Corner Road
                        Lawrenceville, New Jersey 08648
                                (609) 514-4100

                                                                   May 21, 2003

Dear Fellow Stockholder:

   You are cordially invited to attend our annual meeting of stockholders to be held at 9:00 a.m. (local time), on June 24, 2003 at the offices of Hale and Dorr LLP, 650 College Road East, Princeton, New Jersey.

   The Notice of Annual Meeting and proxy statement on the following pages describe the matters to be presented at the annual meeting.

   In particular, I am pleased to report that after over a year of effort, your management team and Board of Directors have negotiated a proposed $5,600,000 private placement investment in shares of Voxware preferred stock and certain warrants to purchase Voxware preferred stock and common stock. If this financing is approved by stockholders and successfully consummated, the proceeds received by Voxware will allow us to further fund the expansion of our business. If the financing is not approved by stockholders and successfully consummated, there is a substantial doubt regarding Voxware's ability to continue as a going concern and we could be forced to further reduce our capital expenditures, reduce our workforce and possibly explore additional alternatives, including bankruptcy protection. The Notice of Annual Meeting and proxy statement on the following pages describe in detail the proposal which requires your support in order to enable us to complete this vitally important financing.

   In addition, I will be pleased to report at the annual meeting on the affairs of Voxware, and a discussion period will be provided for questions and comments of general interest to stockholders.

   We look forward to personally greeting those stockholders who are able to be present at the meeting. However, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Therefore, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

   Thank you for your cooperation.

                                          Very truly yours,

                                          /s/ Bathsheba J. Malsheen
                                          Bathsheba J. Malsheen, Ph.D.
                                          President and Chief Executive Officer

                                 VOXWARE, INC.
                           Lawrenceville Office Park
                           168 Franklin Corner Road
                        Lawrenceville, New Jersey 08648
                                (609) 514-4100

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To be held on June 24, 2003

   The annual meeting of stockholders of Voxware, Inc. will be held at the offices of Hale and Dorr LLP, located at 650 College Road East, Princeton, New Jersey, on June 24, 2003 at 9:00 a.m. (local time) for the following purposes:

    1. To elect one director to serve until the next annual meeting of stockholders in which her respective class is due for election or until her successor shall have been duly elected and qualified;

    2. To approve a recapitalization of the Company's capital stock pursuant to which:

          (a) the Company shall issue shares of Series D Convertible Preferred Stock, $0.001 par value per share (the "Series D Preferred Stock"), representing approximately 71% of the issued and outstanding equity securities of the Company (on a post-recapitalization, as-converted to Common Stock basis), and warrants to purchase shares of Series D Preferred Stock and warrants to purchase shares of Common Stock, $0.001 par value per share (the "Common Stock") in exchange for aggregate cash consideration of $5,600,000;

          (b) all of the Company's outstanding shares of Series C Convertible Preferred Stock, $0.001 par value per share (the "Series C Preferred Stock"), and warrants to purchase 5,864,538 shares of Common Stock held by the holders of the Series C Preferred Stock shall be exchanged for 61,933,934 shares of Series D Preferred Stock;

          (c) all outstanding principal amounts owing to the holders of the Company's 10% Convertible Debentures due July 1, 2003 (the
       "Debentures"), shall be exchanged for 20,000,000 shares of Series D Preferred Stock;

          (d) all the outstanding ownership interests of Voxware NV, a limited liability company organized under Belgian law ("Voxware Europe"), held by persons other than the Company, shall be exchanged for 30,000,000 shares of Series D Preferred Stock and up to 15,000,000 additional shares of Series D Preferred Stock if Voxware Europe exceeds certain sales milestones in calendar year 2003; and

          (e) the rights, privileges and preferences of the outstanding shares of the Company's Series B Convertible Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), shall be amended and restated as described herein in consideration of the payment by the Company of $650,000 to the holder of the Series B Preferred Stock;

    3. Subject to and contingent upon the approval of the recapitalization of the Company's capital stock pursuant to Proposal No. 2 above, to elect four directors nominated by the holders of the Series D Preferred Stock who shall serve, effective upon the closing of the recapitalization and the issuance of the shares of Series D Preferred Stock, until the next annual meeting of stockholders in which their respective classes are due for election or until their respective successors shall have been duly elected and qualified;

    4. Subject to and contingent upon the approval of the recapitalization of the Company's capital stock pursuant to Proposal No. 2 above, to adopt the Company's 2003 Stock Incentive Plan;

    5. To ratify the appointment of WithumSmith+Brown, PC as the Company's independent auditors for the fiscal year ending June 30, 2003; and

    6. To transact such other business as may properly come before the meeting.

   The record date for determining stockholders entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting is May 5, 2003. Our Board of Directors is soliciting the enclosed proxy. Please carefully read the accompanying Proxy Statement for more information regarding the business to be transacted at the annual meeting.

   For at least ten (10) days before the annual meeting, as well as on the day of the annual meeting, we will make available, during normal business hours, a complete list of the stockholders entitled to vote at the annual meeting.

   You may examine the list for any purpose related to the annual meeting. The list will be available at our offices, located at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

   IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                          By Order of the Board of Directors

                                          /s/ Bathsheba J. Malsheen
                                          Bathsheba J. Malsheen, Ph.D.
                                          President and Chief Executive Officer

       The Company's 2002 Annual Report Accompanies the Proxy Statement

                                 VOXWARE, INC.
                           Lawrenceville Office Park
                           168 Franklin Corner Road
                        Lawrenceville, New Jersey 08648
                                (609) 514-4100

                                PROXY STATEMENT

                                 May 21, 2003

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   This proxy statement is being furnished to the stockholders of Voxware, Inc., a Delaware corporation (the "Company", "Voxware", "we" or "us"), in connection with our Board of Directors' solicitation of proxies for use at the annual meeting of stockholders to be held at the offices of Hale and Dorr LLP, 650 College Road East, Princeton, New Jersey on June 24, 2003 at 9:00 a.m. (local time) and any adjournments of the meeting. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about May 23, 2003.

   Execution and return of the enclosed proxy card are being solicited by and on behalf of our Board of Directors for the purposes stated in the notice of meeting. The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be paid by us. Proxies may be solicited, without extra compensation, by our officers and employees by mail, telephone, fax, personal interviews and other methods of communication. We have engaged the firm of Georgeson Shareholder to assist us in the distribution and solicitation of proxies, and have agreed to pay Georgeson Shareholder's fee of approximately $15,000, plus an additional $25,000 upon successfully achieving stockholder approval of Proposal No. 2, relating to the recapitalization of the Company's capital stock, plus expenses, for its services.

   Our annual report on Form 10-K/A for the fiscal year ended June 30, 2002 is being mailed to stockholders with this proxy statement. The annual report is not part of this proxy statement.

Voting at the Annual Meeting; Record Date

   Only holders of record of our Common Stock at the close of business on May 5, 2003 are entitled to notice of, and to vote at, the annual meeting. These stockholders are entitled to cast one vote for each share of Common Stock held as of the record date on all matters properly submitted for the vote of stockholders at the annual meeting. As of the record date, there were approximately 27,326,430 shares of our Common Stock outstanding and entitled to be voted at the annual meeting. As of the record date, there were 1,926.616 shares of Series B Preferred Stock and 1,795 shares of Series C Preferred Stock outstanding, none of which carry any voting rights. For information regarding security ownership by management and by the beneficial owners of more than 5% of each class or series of our capital stock, see "Security Ownership of Beneficial Owners and Management."

Quorum; Required Vote

   The presence, in person or by proxy, of the holders of a majority of the shares entitled to be voted at the annual meeting is necessary to constitute a quorum at the annual meeting. The affirmative vote by the holders of a plurality of the shares represented at the annual meeting is required for Proposal Nos. 1 and 3, relating to the election of directors, provided a quorum of such stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares represented at the annual meeting is required for each of Proposal No. 4, relating to the approval of the Company's 2003 Stock Incentive Plan, and Proposal No. 5, relating to the ratification of the Company's independent auditors, provided a quorum of such stockholders is present in person or by proxy. The affirmative vote by the holders of a majority of the shares entitled to vote is required for the approval of Proposal No. 2, relating to the recapitalization of the Company's capital stock.

   Abstentions are included in the shares present at the meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present, but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Proxies

   All shares entitled to vote and represented by properly executed proxies received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the annual meeting, including consideration of a motion to adjourn the annual meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed proxy and acting under the proxy will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the annual meeting.

   Any proxy given under this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (1) by filing with the secretary of the meeting, at or before the taking of the vote at the annual meeting, a written notice of revocation or a duly executed proxy, in either case dated later than the prior proxy for the same shares, or (2) by attending the annual meeting and voting in person. Attendance at the annual meeting will not by itself revoke a proxy. Any written notice of revocation or subsequent proxy must be received by the secretary of the meeting prior to the taking of the vote at the annual meeting. The written notice of revocation or subsequent proxy should be hand delivered to the secretary of the meeting, or should be sent so as to be delivered to Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648, Attention: Nicholas Narlis, Secretary.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

General

   Unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the nominee named below as director to serve until the next annual meeting in which her class is due for election or until her successor is duly elected and qualified.

Information Regarding Nominee for Election as Director

   The Board of Directors currently has three members, one of whom is a nominee for election.

   The nominee for election to the Board of Directors is:

                                  Served as a
Name                         Age Director Since Class  Positions with the Company
----                         --- -------------- -----  --------------------------
Bathsheba J. Malsheen, Ph.D. 52       1997       III  Director, President and Chief
                                                            Executive Officer

   In addition, the following members of the Board of Directors are not presently nominees for election, but will serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified:

                              Served as a
    Name                 Age Director Since Class Positions with the Company
    ----                 --- -------------- ----- --------------------------
    Eli Porat (1)(2).... 57       1998        I            Director
    David B. Levi (1)(2) 70       1998       II            Director

--------
(1) Member of the compensation committee.
(2) Member of the audit committee.

   In the event that stockholders approve the recapitalization of the Company's capital stock pursuant to Proposal No. 2 herein, including the issuance of the Series D Preferred Stock, at the closing of such recapitalization, the size of the Board of Directors will be increased to seven members, thereby creating four vacancies, which vacancies shall be filled by the nominees of the Series D Preferred Stock who are named in Proposal No. 3 "Election of Series D Directors". Irrespective of the outcome of Proposal No. 3 herein, after the closing of such recapitalization the holders of Series D Preferred Stock will be entitled to designate four nominees to fill such vacancies. For a more detailed discussion of the Board representation rights of the holders of Series D Preferred Stock, please see Proposal No. 2 "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Series D Preferred Stock--Board Representation."

   The following information about the principal occupation or employment, other affiliations, and business experience of the nominee above has been furnished to us by the nominee:

   Bathsheba J. Malsheen, Ph.D., has served as our President, Chief Executive Officer and a Director since October 1997. She previously served as our Chief Operating Officer from May 1997 through October 1997, and our Vice President of OEM Licensing since joining us in October 1996 through April 1997. From April 1990 to October 1996, Dr. Malsheen held various positions with Centigram Communications Corporation, a voice messaging company, most recently as a General Manager of its Technology Unit, and was responsible for licensing of text-to-speech software products. Previously, she worked for Speech Plus, Inc. where she served as Director of Speech Technology from 1985 to 1990. Dr. Malsheen holds a Ph.D. and a M.A. from Brown University and a B.A. from Hofstra University.

   The following information about the principal occupation or employment, other affiliations, and business experience of each member of the Board of Directors not presently a nominee for election, but who will serve until the next annual meeting in which their respective class is due for election or until their successors are duly elected and qualified, has been furnished to us by each such Director, respectively:

   Eli Porat has served as a Director of the Company since August 1998. Since December 2001, Mr. Porat has been CEO and Director of Tvia, Inc., a leading provider of broadband gateway semiconductor solutions for the broadband digital TV and Internet-enabled markets. From 1997 to 2001, Mr. Porat also served as Executive CEO of Open Grid (formerly known as Ensemble Solutions), a leader in mobile business solutions focusing on the travel and conference industries. From May 1996 to August 1997 he was a General Partner of DEFTA partners, a venture capital group specializing in Internet telephony investments. From 1991 to May 1996, Mr. Porat was the President and CEO of DSP Group, Inc., a developer of digital signal processing cores used in a wide range of applications such as wireless communications, telephony and personal computers. Prior to 1991 Mr. Porat held various senior-level positions with ZYMOS computer Systems Inc., Sytek Inc. and Intel Corporation. He also serves on the Board of Directors of Starfish Software, Inc., a leading supplier of core device, server and desktop technologies for wireless and wire line connected information devices. Mr. Porat has a M.S.E.E.C.S. and a B.S.E.E.C.S. from the University of California at Berkley.

   Mr. David B. Levi served as President of Natural MicroSystems Corporation, a provider of hardware and software for developers of high-value telecommunications solutions, from June 1991 to April 1995. In November 1995, Mr. Levi became President of Voice Processing Corp (VCP). VCP merged with Voice Control Systems, Inc. (VCS), a supplier of telecommunications-based speech recognition systems, in November 1996 and Mr. Levi served as Chief Operating Officer of VCS until his retirement in October 1997. Prior to 1991, Mr. Levi held Chief Executive Officer and Chief Operating Officer positions at Raytheon Data Systems, Centronics Data Computer Corp., and Raster Technologies Inc., and consulted to Regional Bell Operating Companies. Mr. Levi currently also serves on the Boards of Directors of PictureTel, Inc., AmPro Inc., and Lanyon Limited. Mr. Levi holds an A.B. from Harvard College and an M.B.A. from the Harvard Graduate School of Business Administration.

   The Board of Directors believes the election as director of the nominee listed above to be in the best interest of Voxware and its stockholders and recommends a vote FOR her election.

                         BOARD MEETINGS AND COMMITTEES

   During fiscal 2002, our Board of Directors held four meetings, and no incumbent directors attended fewer than 75% of the total number of meetings of our Board of Directors and the committees, if any, of which they were a member. Our Board of Directors acted by unanimous written consent three times during the fiscal year.

   Our Board of Directors currently has two standing committees: an audit committee and a compensation committee. The Board of Directors does not have a nominating committee. The audit committee and the compensation committee currently include Messrs. Levi and Porat.

   Each audit committee member is an independent member of the Board of Directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. As an independent director of the Board of Directors of the Company, each audit committee member is not an officer or employee of the Company or its subsidiaries and does not have a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

   Audit Committee. On May 21, 2003, the Company adopted the Amended and Restated Audit Committee Charter. Pursuant to such Charter, the audit committee makes such examinations as are necessary to monitor the Company's financial reporting and its internal and external audits, provides to the Board of Directors the results of its examinations and recommendations derived from such examinations, outlines to the Board of Directors improvements made, or to be made, in internal accounting controls, nominates independent auditors, and provides such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors. A member of the audit committee met with representatives from WithumSmith+Brown, PC ("WithumSmith+Brown"), our independent public accountants, once to discuss the results of WithumSmith+Brown's audit for the year ended June 30, 2002, among other things. The audit committee, as a whole, met one time during fiscal 2002.

   Compensation Committee. The compensation committee reviews our executive compensation policy, administers our stock option plans, and makes recommendations to our Board of Directors regarding these matters. The compensation committee, as a whole, met one time during fiscal 2002.

                         REPORT OF THE AUDIT COMMITTEE

                                                               October 15, 2002

To the Board of Directors of Voxware, Inc.:

   We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended June 30, 2002.

   We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

   We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

   We have discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

   Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

                                          David B. Levi
                                          Audit Committee Member

                                          Eli Porat
                                          Audit Committee Member

                  INDEPENDENT AUDITORS FEES AND OTHER MATTERS

General

   On August 26, 2002, Voxware dismissed Arthur Andersen LLP ("Arthur Andersen") who had previously acted as Voxware's independent auditors. We engaged WithumSmith+Brown as our new independent auditors to audit the financial statements for the fiscal year ended June 30, 2002, as well as to perform timely reviews of the Company's fiscal 2003 quarterly results on Form 10-Q. This decision was approved by Voxware's Board of Directors upon the recommendation of the audit committee.

   During Voxware's two most recent fiscal years ended June 30, 2000 and 2001, respectively, and the subsequent interim period through March 31, 2002, there were no disagreements between Voxware and Arthur Andersen on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make a reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years of the Company ended June 30, 2000 and 2001, respectively, and the subsequent interim period through March 31, 2002, the Company did not consult with WithumSmith+Brown regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

   The audit reports of Arthur Andersen on the consolidated financial statements of Voxware for the two most recent fiscal years ended June 30, 2000 and 2001, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the financial statements for the year ended June 30, 2001 were prepared assuming that the Company would continue as a going concern.

Audit Fees

   WithumSmith+Brown billed the Company an aggregate of $34,874 in fees for professional services rendered in connection with the audit of the Company's financial statements for the most recent fiscal year ended June 30, 2002.

   Prior to the dismissal of Arthur Andersen, an aggregate of $121,774 in fees for professional services rendered in connection with the reviews of the financial statements included in each of the Company's fiscal 2002 Quarterly Reports on Form 10-Q through March 31, 2002 and in a fiscal 2002 Registration Statement on Form S-2 under the Securities Act of 1933, as amended.

   Arthur Andersen billed the Company $124,800 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended June 30, 2001 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q through March 31, 2001.

Audit-Related Fees

   Neither WithumSmith+Brown nor Arthur Andersen billed the Company for assurance and related services reasonably related to the performance of the audits for the fiscal years ended June 30, 2002 and 2001, respectively.

Tax Fees

   The Company did not engage WithumSmith+Brown or Arthur Andersen for professional services for tax compliance, tax advice and tax planning for the fiscal years ended June 30, 2002 and 2001, respectively.

All Other Fees

   Neither WithumSmith+Brown nor Arthur Andersen billed the Company for other services rendered for the fiscal years ended June 30, 2002 and 2001, respectively.

   The Company's audit committee has determined that the services provided by WithumSmith+Brown as set forth herein are compatible with maintaining WithumSmith+Brown's independence.

   Promptly after the annual meeting, the Company intends to adopt appropriate policies and procedures in order to comply with recent auditor independence and other requirements promulgated under the Sarbanes-Oxley Act of 2002.

                     EXECUTIVE OFFICERS AND KEY EMPLOYEES

   The current executive officers of the Company, and their respective ages and positions with the Company, are as follows:

                                                                          In Current
Name                         Age       Capacities In Which Served       Position Since
----                         --- -------------------------------------- --------------
Bathsheba J. Malsheen, Ph.D. 52  President and Chief Executive Officer       1997
Nicholas Narlis............. 43  Senior Vice President, Chief Financial      1998
                                 Officer, Secretary and Treasurer

   Nicholas Narlis has served as Senior Vice President, Chief Financial Officer and Secretary of the Company since April 1998, and Treasurer of the Company since June 1996. He previously served as Vice President and Chief Accounting Officer of the Company from March 1997 through April 1998, and as Controller and Chief Accounting Officer from March 1996 through February 1997. From 1992 to March 1996, Mr. Narlis served in various capacities at Dendrite International, Inc., a sales force automation software and service company, including most recently as Director of Finance. Previously, from 1983 to May 1992, Mr. Narlis worked for KPMG Peat Marwick, where he served as a Senior Manager from 1989 to May 1992 in the New Jersey Audit Practice Unit. Mr. Narlis holds a B.S. from Rider University and is a Certified Public Accountant.

                            EXECUTIVE COMPENSATION

   The following table provides information concerning compensation paid to or earned for the fiscal years ended June 30, 2002, 2001 and 2000 by our Chief Executive Officer and the next most highly compensated executive officer who was serving as an executive officer at June 30, 2002:

                          Summary Compensation Table

                                                           Long Term
                                   Annual Compensation    Compensation
                                 ------------------------ ------------
                                                           Securities
                                 Fiscal   Base             Underlying     All Other
Name and Principal Position      Period  Salary   Bonus     Options    Compensation (1)
---------------------------      ------ -------- -------- ------------ ----------------
Bathsheba J. Malsheen, Ph.D.....  2002  $163,875 $     --        --         $   --
   President and Chief            2001  $205,200 $112,858        --         $   --
   Executive Officer              2000  $209,376 $102,521   300,000         $   --

Nicholas Narlis.................  2002  $138,806 $     --        --         $2,374
   Senior Vice President, Chief   2001  $170,100 $ 85,000        --         $2,551
   Financial Officer, Secretary   2000  $155,000 $ 71,875   200,000         $2,362
   and Treasurer (1)

--------
(1) All other compensation for Mr. Narlis consists of $2,374, $2,551 and $2,362 in Voxware contributions to Mr. Narlis' account under our 401(k) plan in fiscal 2002, 2001 and 2000, respectively.

   No stock options were granted during fiscal 2002 to the named executive officers.

   The following table provides information concerning the number and value of unexercised options held by each of the named executive officers on June 30, 2002. No named executive officers exercised stock options during fiscal year 2002.

                         FISCAL YEAR-END OPTION VALUES

                               Number of Securities       Value of Unexercised
                              Underlying Unexercised     In-the-Money Options at
                             Options at Fiscal Year-End    Fiscal Year-End (1)
                             -------------------------  -------------------------
Name                         Exercisable  Unexercisable Exercisable Unexercisable
----                         -----------  ------------- ----------- -------------
Bathsheba J. Malsheen, Ph.D.   810,000       150,000        --           --
Nicholas Narlis.............   383,125        96,875        --           --

--------
(1) Based on the difference between $0.05, which was the closing price per share of our Common Stock on June 30, 2002, and the exercise price of the option.

Equity Compensation in Fiscal 2002

   The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of June 30, 2002.

                     EQUITY COMPENSATION PLAN INFORMATION

                                          Number of securities Weighted-average  Number of securities remaining
                                           to be issued upon   exercise price of available for future issuance
                                              exercise of         outstanding      under equity compensation
                                          outstanding options, options, warrants  plans (excluding securities
                                          warrants and rights     and rights        reflected in column (a))
                                                  (a)                 (b)                     (c)
                                          -------------------- ----------------- ------------------------------
Equity compensation plans approved by
  security holders.......................      2,547,000(1)          $2.59                  649,712(2)
Equity compensation plans not approved by
  security holders.......................             --                --                       --
Total....................................      2,547,000             $2.59                  649,712

--------
(1) Issued pursuant to the Company's 1994 Stock Option Plan and 1998 Stock Option Plan for Non-Employee Directors.
(2) Available for future issuance pursuant to the 1994 Stock Option Plan. Does not include the adoption of the Company's 2003 Stock Incentive Plan.

Current Employment Agreements

   Bathsheba J. Malsheen, Ph.D., President and Chief Executive Officer of Voxware, has a three-year employment agreement that commenced in August 1998. In addition to Dr. Malsheen's annual base salary of $205,200, the Company also provides Dr. Malsheen a Company-paid residence and automobile.

   Nicholas Narlis, Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Voxware, has a three-year employment agreement that commenced in August 1998. Mr. Narlis currently receives an annual base salary of $170,100.

   Each of Dr. Malsheen and Mr. Narlis agreed to a reduction in pay during the fiscal year ended June 30, 2002.

   Both of the foregoing employment agreements are automatically renewable for successive one-year terms unless terminated by either party.

   Under the employment agreements for each of Dr. Malsheen and Mr. Narlis, if either of them, respectively, is dismissed for any reason other than cause (as defined in their respective employment agreements), death or disability, he or she shall be entitled to receive an amount equal to: in the case of Dr. Malsheen, twelve months salary at her then current rate; or in the case of Mr. Narlis, nine months salary at his then current rate.

   Each of the employment agreements grant to Voxware the rights to any information created, discovered or developed by the executive, which is related to or useful in the business of Voxware. The employment agreements prohibit the executive from disclosing Voxware's proprietary information, and contain covenants by the executive not to compete with Voxware.

Amended Employment Agreements

   In connection with the recapitalization and the issuance of the Series D Preferred Stock, the Investors (as defined below) will require that Dr. Malsheen and Mr. Narlis enter into amendments to their employment agreements. The employment agreements, as amended, will be effective as of the closing of the recapitalization of the Company's capital stock pursuant to Proposal No. 2. Both of the foregoing amended employment agreements will continue to be automatically renewable for successive one-year terms unless terminated by either party.

   Under the amended employment agreement for Dr. Malsheen, if she is dismissed for any reason other than cause (as defined in her employment agreement), death or disability, she shall be entitled to receive an amount equal to nine months salary at her then current rate. Under the amended employment agreement for Mr. Narlis, if he is dismissed for any reason other than cause (as defined in his employment agreement), death or disability, he shall be entitled to receive an amount equal to six months salary at his then current rate.

   In addition, in such an event, the vesting of all stock options granted under the Company's 2003 Plan (as defined below) that are then held by the dismissed executive shall accelerate as follows: (i) if the executive is terminated within one year from the date of the closing of the recapitalization of the Company's capital stock pursuant to Proposal No. 2, 25% of such options shall become immediately exercisable; and (ii) in the case of Dr. Malsheen, if she is terminated on or after one year from the date of the closing of the recapitalization of the Company's capital stock pursuant to Proposal No. 2, 12.5% of such options shall become immediately exercisable, and, in the case of Mr. Narlis, if he is terminated on or after one year from the date of the closing of the recapitalization of the Company's capital stock pursuant to Proposal No. 2, 12.5% of such options shall become immediately exercisable.

Director Compensation

   Our 1998 Stock Option Plan for Non-Employee Directors (the "1998 Plan") was adopted by our Board of Directors in October 1997 and approved by our stockholders in January 1998. The 1998 Plan provides for the automatic grant of options to purchase shares of our Common Stock to directors who are not officers, nor employees, nor consultants of Voxware or any of its subsidiaries (other than the Chairman of the Board of Directors of Voxware who shall be eligible if he or she is not otherwise an officer, employee or consultant of Voxware). Subject to the provisions of the 1998 Plan, the Board of Directors has the power and authority to interpret the 1998 Plan, to prescribe, amend and rescind rules and regulations relating to the 1998 Plan, and to make all other determinations that are necessary or advisable for the administration of the 1998 Plan.

   Under the 1998 Plan, each eligible individual receives an option to purchase 30,000 shares of our Common Stock (the "Initial Options") on the date of his or her initial election or appointment to the Board of Directors; provided that all outside directors elected at the 1998 annual meeting of stockholders in January 1998 received the initial option whether or not they served on the Board of Directors prior to the meeting. In addition, on the date of an eligible individual's reelection to the Board of Directors, if he or she has attended at least seventy-five percent (75%) of the meetings of the Board of Directors that were held while he or she was a director in the just completed calendar year, he or she will be granted an option to purchase an additional 10,000 shares of our

Common Stock. All options granted under the 1998 Plan have an exercise price equal to the fair market value on the date of grant. Options granted under the 1998 Plan vest in 12 equal quarterly installments beginning at the end of the first three-month period following the date of grant. There are currently no options available for future grant under the 1998 Plan and, effective upon the recapitalization of the Company's capital stock pursuant to Proposal No. 2, the 1998 Plan shall be terminated, although all outstanding options granted under the 1998 Plan will remain in effect in accordance with their respective terms. If the Company's 2003 Stock Incentive Plan discussed in Proposal No. 4 is approved by stockholders, then employee and non-employee directors will be eligible to receive option grants under such plan.

   In September 1997, we implemented a plan which was approved by our stockholders at our 1998 annual meeting of stockholders, pursuant to which we pay (or paid as outlined in accordance with the plan):

  . on the last day of the month in which the annual meeting of stockholders is held in each calendar year commencing with the 1998 meeting, to each non-employee director elected at the meeting, an annual retainer equal to a number of shares of our Common Stock with a fair market value on that date of $10,000; and

  . on the last day of the month in which any newly appointed non-employee director is appointed after the annual meeting of stockholders in any year (provided that the director is appointed at least six months prior to the next annual meeting of stockholders), to the newly appointed director, a retainer equal to a number of shares of our Common Stock with a fair market value on that date of $10,000.

   In addition, commencing on the date of the 1998 meeting, we have paid $1,000 to each non-employee director attending any regular or annual meeting of the Board of Directors, and $500 to each non-employee director attending any regular or annual meeting of any Committee of the Board of Directors. Since May 2001, the directors have volunteered to not receive these cash payments until such time that the Company is in better financial standing.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) under the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than ten percent of our Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent beneficial owners are required by the Securities and Exchange Commission to furnish us with copies of all Section 16 forms they file.

   Based upon a review of the copies of these forms furnished to us and written representations from our executive officers and directors, we believe that the reporting requirements of Section 16 applicable to our executive officers, directors and greater than ten percent beneficial owners during fiscal 2002 were complied with on a timely basis.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

   The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 5, 2003, by (1) each person or group who is known by us to own beneficially more than 5% of each class of our Common Stock, (2) each of our directors and nominees, (3) each of our executive officers for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

                                                                  Amount and Nature of
      Name and Address of Beneficial Owner (1)                Beneficial Ownership (1) (2) Percent of Class
-     ----------------------------------------                ---------------------------- ----------------
(i)   Certain beneficial owners:

      Castle Creek Technology Partners, LLC (3)..............          14,073,222               33.99%
      111 W. Jackson Blvd #2020
      Chicago, Illinois 60604

      Scorpion Nominees Limited (4)..........................           7,808,765               22.22%
      c/o Oracle Management Ltd.
      85 Reid Street
      Hamilton HM12, Bermuda

      Pictet Private Equity Investors (5)....................           1,733,068                5.96%
      Pictet & Cie
      29, Boulevard Georges-Favon
      CH 1204, Geneva, Switzerland

(ii)  Directors (which includes all nominees) and
      named executives:
      Bathsheba J. Malsheen (6)..............................             912,750                3.23%
      Nicholas Narlis (7)....................................             502,277                1.80%
      David B. Levi (8)......................................           2,341,647                7.89%
      Eli Porat (9)..........................................             115,796                   **
      Joseph A. Allegra......................................                  --                  --
      Michael Janis..........................................                  --                  --
      Ross T. Martinson......................................                  --                  --
      Glenn T. Rieger........................................                  --                  --

(iii) All directors and current executive officers as a group
      (4 persons)............................................           3,872,470                12.4%

--------
** Less than 1% of outstanding shares of our Common Stock.
(1) Number of shares beneficially owned is determined assuming that options and other securities which are exercisable or convertible for the Company's Common Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days have been exercised or converted.
(2) We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(3) Includes 12,041,350 shares of Common Stock issuable upon conversion of 1,926.616 shares of Series B Preferred Stock, 1,394,422 shares of Common Stock issuable upon the conversion of 175 shares of Series C Preferred Stock and 637,450 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock. However, the terms of the Series B Preferred Stock, the Series C Preferred Stock and the warrants all provide that such securities are exercisable or convertible, as the case may be, only to the extent that the number of shares of Common Stock issuable upon such exercise or conversion, as the case may be, together with the number of shares of Common Stock then owned by such holder, would not exceed 4.99% of the then outstanding shares of Common Stock as determined in accordance with Section 13(d) of the

   Securities Exchange Act of 1934, as amended. In addition, if the recapitalization of the Company's capital stock pursuant to Proposal No. 2 is approved by the Company's stockholders, the number of shares of Common Stock issuable upon conversion of shares of Series B Preferred Stock shall be reduced to 8,250,000 shares.
(4) Includes 5,577,689 shares of Common Stock issuable upon conversion of 700 shares of Series C Preferred Stock and 2,231,076 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock. However, the Series C Preferred Stock and the warrants all provide that such securities are exercisable or convertible, as the case may be, only to the extent that the number of shares of Common Stock issuable upon such exercise or conversion, as the case may be, together with the number of shares of Common Stock then owned by such holder, would not exceed 4.99% of the then outstanding shares of Common Stock as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.
(5) Includes 1,195,219 shares of Common Stock issuable upon conversion of 150 shares of Series C Preferred Stock and 537,849 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock. However, the Series C Preferred Stock and the warrants all provide that such securities are exercisable or convertible, as the case may be, only to the extent that the number of shares of Common Stock issuable upon such exercise or conversion, as the case may be, together with the number of shares of Common Stock then owned by such holder would not exceed 4.99% of the then outstanding shares of Common Stock as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.
(6) Includes 903,750 shares of Common Stock issuable upon the exercise of stock options.
(7) Includes 442,500 shares of Common Stock issuable upon the exercise of stock options and 39,841 shares issuable upon the conversion of 5 shares of Series C Preferred Stock and 15,936 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock.
(8) Includes 65,208 shares of Common Stock issuable upon the exercise of stock options and 1,593,625 shares issuable upon the conversion of 200 shares of Series C Preferred Stock and 637,450 shares of Common Stock issuable upon the exercise of warrants to purchase Common Stock.
(9) Includes 69,166 shares of Common Stock issuable upon the exercise of stock options.

Series B Preferred Stock

   The following table sets forth information regarding the beneficial ownership of our Series B Preferred Stock as of May 5, 2003, by (1) each person or group who is known by us to own beneficially more than 5% of each class of our Series B Preferred Stock, (2) each of our directors and nominees, (3) each of our executive officers for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

                                                                            Amount and Nature of
Name and Address of Beneficial Owner (1)                                  Beneficial Ownership (1) Percent of Class
----------------------------------------                                  ------------------------ ----------------
(i)   Certain beneficial owners:

      Castle Creek Technology Partners, LLC..............................        1,926.616               100%
      111 W. Jackson Blvd #2020
      Chicago, Illinois 60604

(ii)  Directors (which includes all nominees) and named executives:
      Bathsheba J. Malsheen..............................................               --                --
      Nicholas Narlis....................................................               --                --
      David B. Levi......................................................               --                --
      Eli Porat..........................................................               --                --
      Joseph A. Allegra..................................................               --                --
      Michael Janis......................................................               --                --
      Ross T. Martinson..................................................               --                --
      Glenn T. Rieger....................................................               --                --

(iii) All directors and current executive officers as a group (4 persons)               --                --

--------
(1) We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Series C Preferred Stock

   The following table sets forth information regarding the beneficial ownership of our Series C Preferred Stock as of May 5, 2003, by (1) each person or group who is known by us to own beneficially more than 5% of each class of our Series C Preferred Stock, (2) each of our directors and nominees, (3) each of our executive officers for whom compensation information is provided above, and (4) all of our executive officers and directors as a group. Unless indicated otherwise, the address of each of these persons is c/o Voxware, Inc., Lawrenceville Office Park, 168 Franklin Corner Road, Lawrenceville, New Jersey 08648.

                                                                            Amount and Nature of
      Name and Address of Beneficial Owner (1)                            Beneficial Ownership (1) Percent of Class
      ----------------------------------------                            ------------------------ ----------------
(i)   Certain beneficial owners:

      Castle Creek Technology Partners, LLC..............................           175                   9.7%
      111 W. Jackson Blvd #2020
      Chicago, Illinois 60604

      Scorpion Nominees Limited..........................................           700                  39.0%
      c/o Oracle Management Ltd.
      85 Reid Street
      Hamilton HM12, Bermuda

      Pictet Private Equity Investors....................................           150                   8.4%
      Pictet & Cie
      29, Boulevard Georges-Favon
      CH 1204, Geneva, Switzerland

      Foster-Brown, Mark.................................................           100                   5.6%
      13 Horbury Crescent
      London W11 3NF, UK

      Hoagland, John.....................................................           100                   5.6%
      6168 Tamarack Cove Road
      Maple City, MI 49664

(ii)  Directors (which includes all nominees) and named executives:
      Bathsheba J. Malsheen..............................................            --                    --
      Nicholas Narlis....................................................             5                     **
      David B. Levi......................................................           200                  11.1%
      Eli Porat..........................................................            --                    --
      Joseph A. Allegra..................................................            --                    --
      Michael Janis......................................................            --                    --
      Ross T. Martinson..................................................            --                    --
      Glenn T. Rieger....................................................            --                    --
(iii) All directors and current executive officers as a group (4 persons)           205                  11.4%

--------
** Less than 1% of outstanding shares of our Series C Preferred Stock.
(1) We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Company's compensation committee is currently composed of Messrs. David
B. Levi and Eli Porat. There are no, nor have there been in the past, compensation committee "interlocks", as such term is defined in applicable security regulations. No member of the compensation committee is or was formerly an officer or an employee of the Company.

                         COMPENSATION COMMITTEE REPORT

   The compensation committee of our Board of Directors advises the Chief Executive Officer and the Board of Directors on compensation matters, determines the compensation of the President and Chief Executive Officer, reviews and takes action on the recommendation of the Chief Executive Officer as to the appropriate compensation of other officers and key personnel, and approves the grants of bonuses to officers and key personnel. The compensation committee also is responsible for the administration of our 1994 Stock Option Plan and 1998 Stock Option Plan for Non-Employee Directors.

   General Compensation Policy for Executive Officers. The fundamental policy of the compensation committee is to provide our executive officers with competitive compensation opportunities based upon their contribution to our development and financial success and their personal performance. It is the compensation committee's objective to have a portion of each executive officer's compensation contingent upon Voxware's performance as well as upon each executive officer's own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements:
(1) base salary which reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (2) cash bonuses which reflect the achievement of performance objectives and goals; and (3) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and our stockholders.

   Factors. The principal factors that the compensation committee considered with respect to each executive officer's compensation for fiscal 2002 are summarized below. The compensation committee may, however, in its discretion, apply entirely different factors for executive compensation in future years.

  . Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for comparable positions within and without the industry and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the compensation committee deems appropriate. Base salaries are reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. The compensation committee utilized specific compensation information available for similar positions at competitor companies for comparative compensation purposes in determining base salaries for fiscal 2002.

  . Bonus. The incentive compensation of executive officers is closely related to our performance, taking into account our change in business focus to a voice-based logistics solutions business. A portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards are based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives, including qualitative measures of Voxware's performance such as progress in the development, marketing and adaptation of our technologies to their target markets, the establishment of key strategic relationships with customers and other key partners in our target markets, and the efficient usage of our available financial and manpower resources.

  . Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage Voxware from the perspective of an owner with an equity stake. Each option grant allows the individual to acquire shares of our Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over a four-year period, contingent upon the executive officer's continued employment with Voxware. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed by Voxware during the vesting period, and then only if the market price of the underlying shares appreciates.

      The number of shares subject to each option grant is set at a level intended to create meaningful opportunity for appreciation based on the executive officer's current position with Voxware, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry and the individual's personal performance in recent periods. The compensation committee also considers the number of unvested options held by the executive officer in order to maintain an appropriate level of equity incentive for that individual. However, the compensation committee does not adhere to any specific guidelines as to the relative option holdings of our executive officers. No options were granted to executive officers in fiscal 2002.

   CEO Compensation. In determining the compensation payable to our Chief Executive Officer, the compensation committee considered the CEO's performance in fiscal 2002 and Voxware's performance, taking into account our change in business focus to a voice-based logistics solutions business.

   Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code generally denies a federal income tax deduction for compensation exceeding $1,000,000 paid to the CEO or any of the four other highest paid executive officers, excluding qualified performance-based compensation. Through June 30, 2002, this provision has not affected our tax deductions, but the Committee will continue to monitor the potential impact of
Section 162(m) on our ability to deduct executive compensation.

   Summary. The compensation committee believes that its compensation philosophy of paying its executive officers well by means of competitive base salaries and cash bonus and long-term incentives, as described in this report, serves the interests of Voxware and its stockholders.

                                          The Compensation Committee
                                          David B. Levi
                                          Eli Porat

       PROPOSAL NO. 2--RECAPITALIZATION OF THE COMPANY'S CAPITAL STOCK;
                     ISSUANCE OF SERIES D PREFERRED STOCK

   Stockholders are being asked to consider and vote upon a proposal to effect the following transactions as part of a recapitalization of the Company's capital stock:

  . the issuance by the Company of (a) 373,333,333 shares of the Series D Preferred Stock at a price per share of $0.015, (b) warrants to purchase an aggregate of up to 93,333,333 additional shares of Series D Preferred Stock at an exercise price of $0.001 per share, and (c) warrants to purchase an aggregate of up to 28,000,000 shares of Common Stock at an exercise price of $0.015 per share. The aggregate cash purchase price for these shares of Series D Preferred Stock and the accompanying warrants is $5,600,000. These shares of Series D Preferred Stock, which are initially convertible into 373,333,333 shares of Common Stock (or approximately 71% of the issued and outstanding shares of the Company's capital stock immediately following the Closing (as defined below), on an as-converted to Common Stock basis, will be issued to Edison Venture Fund V L.P. ("Edison"), Cross Atlantic Capital Partners ("Cross Atlantic") and certain holders of the Series C Preferred Stock (such holders, collectively with Edison and Cross Atlantic, are referred to herein as the "Investors"). Based on the number of shares to be issued (on an as-converted to Common Stock basis), certain dividend provisions of the Series D Preferred Stock and other rights and preferences thereof, the Company, pursuant to Section 242 of Delaware General Corporation Law, seeks to obtain stockholder approval for the issuance of the shares of Series D Preferred Stock;

  . all of the outstanding shares of the Series C Preferred Stock and warrants to purchase 5,864,538 shares of Common Stock held by the holders of the Series C Preferred Stock shall be exchanged for 61,933,934 shares of Series D Preferred Stock. These shares of Series D Preferred Stock will initially be convertible into 61,933,934 shares of Common Stock (or approximately 10.55% of the issued and outstanding shares of the Company's capital stock immediately following the Closing, on an as-converted to Common Stock basis);

  . all outstanding principal amounts owing to the holders of the Debentures shall be exchanged for 20,000,000 shares of Series D Preferred Stock. These shares of Series D Preferred Stock will initially be convertible into 20,000,000 shares of Common Stock (or approximately 3.67% of the issued and outstanding shares of the Company's capital stock immediately following the Closing, on an as-converted to Common Stock basis);

  . all outstanding ownership interests in Voxware Europe held by persons other than the Company shall be exchanged for 30,000,000 shares of Series D Preferred Stock. These shares of Series D Preferred Stock will initially be convertible into 30,000,000 shares of Common Stock (or approximately 5.4% of the issued and outstanding shares of the Company's capital stock immediately following the Closing, on an as-converted to Common Stock basis). In addition, up to 15,000,000 additional shares of Series D Preferred Stock will be issued to such persons if Voxware Europe exceeds certain sales milestones in 2003; and

  . the rights, privileges and preferences of the outstanding shares of the Series B Preferred Stock shall be amended and restated as described herein in consideration of the payment of $650,000 to the holders of the Series B Preferred Stock. After such amendment, the outstanding shares of Series B Preferred Stock as of the record date will be convertible into 8,250,000 shares of Common Stock (or approximately 1.73% of the issued and outstanding shares of the Company's capital stock immediately following the Closing, on an as-converted to Common Stock basis).

Reasons for the Issuance of the Series D Preferred Stock

   In the course of reaching its decision to approve the recapitalization and the issuance of the Series D Preferred Stock, the Board of Directors consulted with the Company's senior management, as well as the

Company's outside legal counsel and financial advisor, and considered a number of factors in favor of the recapitalization, including the following material factors:

  . The significant losses incurred by the Company since its founding in August 1993. As of December 31, 2002, the Company had an accumulated deficit of approximately $4,573,000. If the Company continues to incur operating losses and fails to become a profitable company, it is unlikely that the Company will be able to continue operations. The Company incurred net losses of approximately $2,245,000 in fiscal 2000, $15,669,000 in fiscal 2001, and $3,993,000 in fiscal 2002. In the quarter ended December 31, 2002, the Company incurred a net loss of approximately $719,000. In addition, the Company expects to continue to incur net losses in at least the near term quarters.

  . There is a substantial doubt about the Company's ability to continue as a going concern. The Company's ability to generate positive cash flows from operations will have a significant impact on the period through which existing cash will be sufficient to fund operations. Based on the Company's plan, we believe that our existing available cash may not be adequate to satisfy current and planned operations for the next 12 months. All of these factors raise a substantial doubt as to the Company's ability to continue as a going concern. The Company's independent public auditors included a going concern modification in their audit report for the year ended June 30, 2002. If we cannot sufficiently improve our cash flow or raise more funds at acceptable terms, we could be required to further reduce our capital expenditures, reduce our workforce and possibly explore additional alternatives, including bankruptcy protection.

  . The historical market prices and recent trading activity and trading range of the Common Stock.

  . The adverse economic and market conditions affecting the Company, in particular the uncertain projected timing and level of purchases by customers, the increasing length of our sales cycle and the uncertainty as to market acceptance of the Company's products.

  . The financial condition, results of operation and cash flows of the Company, including its severe liquidity situation and the impact such liquidity situation has on the Company's creditors.

  . The lack of equity research coverage for the Company's Common Stock, which would serve to strengthen the market for the Common Stock, the difficulty of attracting new investment interest in the Company and the resulting difficulty for stockholders of the Company to receive a fair price when selling their shares in the market.

  . Presentations by, and discussions with, senior management of the Company and representatives of the Company's financial and legal advisors regarding the advisability of the proposed recapitalization and the issuance of the Series D Preferred Stock.

  . The provisions of the Purchase Agreement and the fact that the terms of the recapitalization were determined through arms'-length negotiations between the Company, the Investors, the holder of the Series B Preferred Stock, the holders of the Series C Preferred Stock, the holders of the Debentures and the holders of certain ownership interests in Voxware Europe, and their respective legal advisors.

  . The belief of the Board of Directors that, following the recapitalization, the addition of four directors to the Board of Directors will enhance the quality of the Board of Directors.

  . The need for the Company to raise adequate funds to satisfy its capital requirements, and the reasonable likelihood that the Company's business would be materially harmed if the Company could not raise funds in the next few months through the delay or elimination of product development programs or marketing activities.

  . The reasonable likelihood of the consummation of the transactions contemplated by the Purchase Agreement due to (a) the fact that the recapitalization is not subject to any material consents and approvals, and (b) the fact that the Investors' obligations under the Purchase Agreement are not subject to any financing condition.

  . The process undertaken to solicit third party indications of interest in the financing of the Company and the fact that no other party presented the Company with a viable financing proposal.

  . The reasonable likelihood that, given the financial condition of the Company and its severe liquidity situation, including the maturity of the Series B Preferred Stock, the Company would have filed for bankruptcy protection within the next few months if an agreement with the Investors and the holders of the Series B Preferred Stock, the Series C Preferred Stock and the Debentures was not reached.

   The Board of Directors also considered the following material factors adverse to the proposed recapitalization:

  . The fact that, following the recapitalization, the Company's common stockholders will own a minority of the voting stock of the Company.

  . The possibility that the recapitalization may not be completed and the effect of the public announcement of the recapitalization on the Company's stock price.

  . The fact that, while no higher price was offered by any other potential investor, the price per share of the Series D Preferred Stock is a discount as of the record date, and may be a discount at the time of the Closing, from the trading price of the Common Stock in the market.

  . The fact that, following the recapitalization, the holders of the shares of Series D Preferred Stock will have an aggregate liquidation preference of approximately $7,279,009 in connection with any sale of the Company, which amount shall increase in accordance with the cumulative dividend described below under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Series D Preferred Stock--Dividends".

  . The fact that the holders of the shares of Series D Preferred Stock will have the ability to elect a majority of the members of the Board of Directors.

  . The fact that the transaction documents in connection with the recapitalization and the issuance of the Series D Preferred Stock will impose certain contractual restrictions and obligations on the Company which will restrict the Company's management in how it operates the business of the Company.

   The foregoing discussion addresses the material information and factors considered by the Board of Directors in their consideration of the recapitalization, including factors that support the issuance of the Series D Preferred Stock, as well as those that may weigh against it.

   In evaluating the recapitalization, the members of the Board of Directors considered their knowledge of the business, financial condition and prospects of the Company, and the views of the Company's senior management and financial and legal advisors. In view of the variety of factors considered in connection with its evaluation of the recapitalization, the Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. In addition, individual members of the Board of Directors may have given different weight to different factors.

   Other than in their capacity as members of the Board of Directors, no director or executive officer of the Company has made a recommendation either in support of or opposed to the transactions contemplated by the recapitalization.

   The Board of Directors considered various means of procuring financing and has determined that, at the present time, the issuance of the shares of Series D Preferred Stock is in the best interests of the Company and its stockholders.

Interests of Voxware Directors and Officers in the Recapitalization

   In considering the recommendation of the Board of Directors to vote in favor of approval of the recapitalization and the issuance of the Series D Preferred Stock, you should be aware that certain directors and executive officers of Voxware have interests in the recapitalization and the issuance of the Series D Preferred Stock that are different from, or in addition to, the interests of Voxware's common stockholders generally. The Board of Directors was aware of, and considered the interests of, themselves and Voxware's executive officers in approving the recapitalization and the issuance of the Series D Preferred Stock. These interests relate to or arise from, among other things:

  . David B. Levi, a member of the Board of Directors, and Nicholas Narlis, Voxware's Senior Vice President, Chief Financial Officer, Secretary and Treasurer, own 200 and 5 shares, respectively, of Voxware's Series C Preferred Stock and in exchange for those shares will receive 6,900,717 and 172,518 shares, respectively, of the Series D Preferred Stock pursuant to the Purchase Agreement and the Exchange Agreements, which agreements are further described below. Mr. Levi and Mr. Narlis are also purchasing 4,333,333 and 133,333 shares, respectively, of the Series D Preferred Stock pursuant to the Purchase Agreement for an additional dollar consideration of $65,000 and $2,000, respectively.

  . Voxware currently has employment agreements with Bathsheba J. Malsheen, Ph.D., Voxware's President and Chief Executive Officer, and Mr. Narlis. As a condition to the Investors' obligation to purchase the shares of Series D Preferred Stock, the Investors will require Dr. Malsheen and Mr. Narlis to amend their existing employment agreements effective at the time of the Closing. The current and proposed amended employment agreements of Dr. Malsheen and Mr. Narlis are described above under the heading "Executive Compensation--Amended Employment Agreements".

   After evaluating the interests of the foregoing directors and executive officers in the transaction, the Board of Directors concluded that, notwithstanding these interests, the transaction was fair to the Company's stockholders and creditors.

Stock Purchase Agreement

   As of April 16, 2003, the Company entered into a Series D Convertible Stock Purchase Agreement (the "Purchase Agreement") with the Investors and the other purchasers named therein (collectively, with the Investors, the "Purchasers") pursuant to which the Company has agreed to issue the shares of Series D Preferred Stock for an aggregate cash purchase price of $5,600,000. The shares of Series D Preferred Stock issued pursuant to the Purchase Agreement, including the shares issuable upon the conversion of the Series C Preferred Stock, the Debentures and certain ownership interests in Voxware Europe, shall have the rights and preferences described below, and will be initially convertible into an aggregate of 485,267,267 shares of Common Stock, or approximately 92% of the issued and outstanding shares of the Company's capital stock immediately after the Closing, on an as-converted to Common Stock basis. The closing of the transactions contemplated by the Purchase Agreement (the "Closing") is subject to, among other things, approval of the transaction by the stockholders of the Company. If approved by the stockholders of the Company, it is anticipated that the Closing would occur as soon as practicable thereafter. At the Closing, the Purchasers and the Company will execute an Investor Rights Agreement (the "Investor Rights Agreement") and a Stockholders Agreement (the "Stockholders Agreement"), and the Company will issue warrants to certain of the Purchasers exercisable for Common Stock and additional Series D Preferred Stock, which warrants are further described below under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--Warrants".

Exchange Agreements

   The existing holders of the Series B Preferred Stock, the Series C Preferred Stock and the Debentures and certain ownership interests in Voxware Europe have executed Exchange Agreements (collectively, the "Exchange Agreements") with the Company pursuant to which such security holders have agreed to certain transactions in connection with the recapitalization.

   Pursuant to the Exchange Agreement with the holders of the Series C Preferred Stock, such holders have agreed that, at the Closing, they will exchange their Series C Preferred Stock and warrants to purchase 5,864,538 shares of Common Stock with an exercise price of $0.1255 per share for an aggregate of 61,933,934 shares of Series D Preferred Stock. The holders of the Series C Preferred Stock also have agreed to waive any anti-dilution protections, rights to purchase securities of the Company and protective voting provisions in connection with the prior issuance of the Debentures and in connection with the issuance of the Series D Preferred Stock and accompanying warrants. Substantially all of the holders of the Series C Preferred Stock also have agreed to vote any Common Stock they hold on the record date in favor of the issuance of the shares of Series D Preferred Stock, the recapitalization and the other matters set forth in this Proxy Statement.

   Pursuant to the Exchange Agreement with the holders of the Debentures and certain ownership interests in Voxware Europe, such holders have agreed that, at the Closing, they will exchange their Debentures for an aggregate of 20,000,000 shares of Series D Preferred Stock. Simultaneously with the Closing, the Company will also pay the holders of the Debentures, in cash, the amount of all interest accrued on the Debentures, through the date of the Closing. Additionally, all holders of ownership interests in Voxware Europe (other than the Company) have agreed to exchange all such ownership interests for an aggregate of 30,000,000 shares of Series D Preferred Stock and up to 15,000,000 additional shares of Series D Preferred Stock if Voxware Europe exceeds certain sales milestones in 2003. The holders of the Debentures and the Voxware Europe ownership interests also have agreed to (i) not convert or seek redemption of the Debentures prior to June 30, 2003, (ii) waive any rights to purchase securities in connection with the issuance of the Series D Preferred Stock and accompanying warrants, (iii) waive any rights arising out of the Company's failure to consummate a Qualifying Fundraising (as described below under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Debentures and Interests in Voxware Europe") in a timely manner, (iv) vote any Common Stock they hold on the record date in favor of the issuance of the shares of Series D Preferred Stock, the recapitalization and the other matters set forth in this Proxy Statement, (v) at the Closing, terminate the security interest in certain assets of the Company granted to them to secure the Debentures, and (vi) at the Closing, terminate the Voxware Europe Shareholders Agreement (as described below under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Debentures and Interests in Voxware Europe"). The Company has granted one of the holders of the Debentures, Creafund NV ("Creafund"), Board observer rights as long as Creafund holds at least 40% of the shares of Series D Preferred Stock acquired by it in the recapitalization. Creafund NV shall be entitled to send one representative to attend and participate, in a nonvoting observer capacity, in all meetings of the Board of Directors, and the Company shall provide such representative copies of all notices, minutes, consents and other materials that the Company provides to the Board of Directors.

   Pursuant to the Exchange Agreement with the sole holder of the Series B Preferred Stock as of the record date, such holder has agreed to the amendment, at the Closing, of the terms of the Series B Preferred Stock as described below in exchange for $650,000 in cash. The holder of the Series B Preferred Stock also has agreed to (i) extend the maturity date of the Series B Preferred Stock through June 30, 2003 and (ii) waive any anti-dilution protections, rights to purchase securities of the Company and protective voting provisions in connection with the prior issuance of the Debentures and in connection with the issuance of the Series D Preferred Stock and accompanying warrants. In addition, as part of the transaction, the Company and the sole holder of the Series B Preferred Stock have executed a Settlement Agreement and Mutual Release (the "Settlement Agreement") pursuant to which the lawsuit filed by such holder against the Company in the United States District Court for the District of Delaware with respect to the Company's failure to redeem its Series B Preferred Stock will be dismissed upon the consummation of the financing and payment to such holder of the consideration described above.

Voting Agreement

   Certain stockholders of the Company, owning less than five percent (5%) of the Company's outstanding shares of Common Stock, pursuant to the terms of the Exchange Agreements, have agreed to vote in favor of the issuance of the shares of Series D Preferred Stock, the recapitalization and the other matters set forth in this Proxy Statement.

The Placement Agent

   The Company retained the services of Ridgecrest Capital Partners ("Ridgecrest") to assist it in the negotiations with the holders of its Series B Preferred Stock, Series C Preferred Stock and Debentures and in the placement of the Series D Preferred Stock. In consideration of such services and in connection with and upon the Closing, the Company has agreed to pay Ridgecrest a fee of $100,000, plus issue to Ridgecrest a warrant exercisable for 9,333,333 shares of Common Stock, exercisable at a purchase price of $0.015 per share.

The Series D Preferred Stock

   The Amended and Restated Certificate of Incorporation of the Company designates the rights and preferences of the Series D Preferred Stock. The following is a summary of the rights and preferences of the Series D Preferred Stock; provided, however, that the summary below is subject to and qualified in its entirety by the actual rights, privileges, preferences and other terms of the Series D Preferred Stock as stated in the Amended and Restated Certificate of Incorporation and in the various transaction documents related to the recapitalization.

   Designation and Amount. The number of authorized shares of Series D Preferred Stock will be 600,000,000, of which 485,267,267 will be issued at the Closing.

   Voting. Except as otherwise described herein, the holders of the outstanding shares of Series D Preferred Stock shall vote with all other classes and series of stock of Voxware as a single class on all actions to be taken by the stockholders of the Company. Each share of Series D Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Preferred Stock is then convertible.

   Board Representation. The holders of the Series D Preferred Stock, voting separately as one class, shall be entitled to elect four directors of the Company, three of which directors (the "Edison Directors") shall be nominated by Edison, and one of which directors (the "Cross Atlantic Director") shall be nominated by Cross Atlantic. A vacancy in any directorship elected by the holders of the Series D Preferred Stock shall be filled only by a person nominated by (i) Edison, if such directorship was one filled by a director nominated by Edison, or (ii) Cross Atlantic, if such directorship was one filled by a director nominated by Cross Atlantic, in each case with such new director to be ratified at the next succeeding annual meeting of stockholders (or written consent in lieu thereof) at which his or her respective term as a director expires, if such new director is nominated at such meeting (or written consent in lieu thereof), by vote or written consent of the holders of the Series D Preferred Stock, consenting or voting, as the case may be, separately as one class. The directors to be elected by the holders of the Series D Preferred Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders at which their respective term as a director expires and until their successors have been elected and qualified.

   Upon Edison and Cross Atlantic holding, in the aggregate, less than 40% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to three and Edison will lose the right to nominate one of the Edison Directors. Then, upon Edison and Cross Atlantic holding, in the aggregate, less than 30% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to two and Edison will lose the right to nominate an additional Edison Director. Next, upon Edison and Cross Atlantic holding, in the aggregate, less than 20% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to one and Cross Atlantic will lose the right to nominate the Cross Atlantic Director. Finally, upon Edison and Cross Atlantic holding, in the aggregate, less than 10% of the Series D Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of Board members representing the holders of the Series D Preferred Stock shall be reduced to zero and Edison will lose the right to nominate its remaining Edison Director.

   Notwithstanding any of the percentages noted in the paragraph immediately above, in the event that Edison or Cross Atlantic, respectively, no longer holds any shares of the Series D Preferred Stock, such party shall no longer be entitled to nominate any members of the Board of Directors and the other party, to the extent permitted based on the percentages noted in the paragraph immediately above, shall have the right to nominate any remaining Board positions. In determining the percentages and the number of shares of Series D Preferred Stock outstanding, (i) any shares of Common Stock issued upon the conversion of the Series D Preferred Stock and (ii) any shares transferred by Edison or Cross Atlantic to any person (a) who is an "affiliated person" of Edison or Cross Atlantic, as that term is defined in the Investment Company Act of 1940, or (b) who is a partner of Edison or Cross Atlantic, shall be included in such determinations.

   Board Size. The Company shall not, without the written consent of an affirmative vote of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock, given in writing or by vote at a meeting, consenting or voting separately as one class, increase the maximum number of directors constituting the Board of Directors to a number greater than seven.

   Dividends. The holders of the outstanding shares of Series D Preferred Stock will be entitled to receive, out of funds legally available therefor, a seven percent (7%) per annum cumulative dividend, payable in cash or shares of Common Stock of the Company. The dividends shall accrue from day to day, whether earned or declared, and shall be paid quarterly beginning September 30, 2003, unless paid sooner upon the occurrence of a liquidation event. In addition, in the event that the Board declares a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of Common Stock of the Company, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series D Preferred Stock, payable at the same time and on an as-converted to Common Stock basis.

   Liquidation, Dissolution or Winding Up. In the event of any liquidation, dissolution or winding up of the Company (a "Liquidation Event"), whether voluntary or involuntary, the holders of outstanding shares of Series D Preferred Stock shall be entitled to receive, out of the assets of the Company available, in preference to the holders of any other series of preferred stock and to holders of Common Stock, an amount equal to $0.015 (subject to any equitable adjustment whenever there shall occur a stock split, stock dividend, reclassification of shares or other similar event affecting the Series D Preferred Stock) plus any accrued and unpaid dividends thereon (whether or not declared), computed to the date payment thereof is made available. Immediately after the holders of the Series D Preferred Stock and holders of any class of stock ranking equally with the Series D Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining assets of Voxware available for distribution shall be distributed ratably among the holders of Common Stock. If upon such Liquidation Event, whether voluntary or involuntary, the assets of the Company to be distributed among the holders of the Series D Preferred Stock shall be insufficient to permit full payment to the holders of the Series D Preferred Stock, then the entire assets of the Company to be distributed shall be distributed ratably among the holders of the Series D Preferred Stock.

   Conversion by Holders. The holder of any share or shares of Series D Preferred Stock shall have the right, at its option at any time (subject to the terms and conditions of the Amended and Restated Certificate of Incorporation), to convert any such shares of Series D Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Preferred Stock to be converted by the sum of $0.015 plus any accrued and unpaid dividends on the shares to be converted, and (ii) dividing the result by the conversion price of $0.015 per share or in case an adjustment of such price has taken place, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Preferred Stock are surrendered for conversion. At the time of the Closing, each share of Series D Preferred Stock will initially be convertible on a one-to-one (1:1) basis, at the option of its holder, and subject to adjustment after issuance, into shares of Common Stock.

   Adjustment of Conversion Price. Upon the issuance of securities, options or warrants at a price per share less than the then effective conversion price of the Series D Preferred Stock, the conversion price of the Series D

Preferred Stock shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue (including, for this purpose, shares of Common Stock issuable upon conversion of the Series D Preferred Stock) or sale multiplied by the then existing conversion price and (b) the consideration, if any, received by the Company upon such issue of sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Series D Preferred Stock) and (b) the total number of shares of Common Stock issuable in such issue or sale. However, the conversion price of the Series D Preferred Stock shall not be reduced in transactions involving: (i) shares of Common Stock issuable upon conversion of the preferred stock of the Company; (ii) shares of Common Stock reserved by the Company for issuance pursuant to stock purchase, stock grant or stock option arrangements for employees, directors or consultants of the Company, all under arrangements approved by the Board of Directors; (iii) shares of Common Stock or Series D Preferred Stock issuable upon the exercise of warrants outstanding as of the date of the filing of the Amended and Restated Certificate of Incorporation or issued pursuant to the Purchase Agreement; (iv) shares of Common Stock or options or warrants exercisable for Common Stock in connection with a line of credit or similar bank facility financing or a joint venture, licensing, development, technology, marketing or similar customer or strategic relationships approved by the Board of Directors and which is not for the primary purpose of raising additional capital; (v) shares of Common Stock or options or warrants exercisable for Company Stock in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the capital stock or assets of any other entity; or (vi) shares of Series D Preferred Stock issued pursuant to the Exchange Agreement with the holders of the Debentures and certain ownership interests in Voxware Europe. Furthermore, if at any time the Company subdivides (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the conversion price of the Series D Preferred Stock in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the conversion price of the Series D Preferred Stock in effect immediately prior to such combination shall be proportionately increased.

   Mandatory Conversion. Upon the vote or written consent in lieu of a meeting by the holders of a majority in interest of the Series D Preferred Stock, acting separately as one class, to convert all the shares of Series D Preferred Stock into shares of Common Stock by, all outstanding shares of the Series D Preferred Stock will automatically convert to shares of Common Stock.

   Protective Provisions. Pursuant to the terms of Series D Preferred Stock and the Investor Rights Agreement, the following actions may not be taken by the Company without the consent of a majority of the then outstanding shares of Series D Preferred Stock, voting as a class: (1) any sale by the Company of a substantial portion of its assets, or any consolidation or merger of the Company with another entity; (2) the creation of any senior or pari passu equity security; (3) any issuance by the Company of equity securities or securities that are convertible into equity securities (other than any issuance pursuant to options granted under plans approved by the Company's stockholders); (4) the liquidation, dissolution, recapitalization or reorganization of the Company; (5) any change to the rights, preferences, and privileges of the Series D Preferred Stock; (6) any increase or decrease in the size of the Board of Directors; (7) material amendments or repeal of any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws; (8) any increase or decrease in the number of authorized shares of preferred stock or Common Stock; or (9) any designation of the rights, preferences or privileges of the shares of preferred stock of the Company which may from time to time be undesignated as to series.

   Moreover, pursuant to the Investor Rights Agreement, the Company shall not take any of the following actions without the approval of a majority of the Board of Directors, including at least one director nominated by the holders of the Series D Preferred Stock: (1) repurchases or redemptions of equity securities, or payment of dividends or other distributions on equity securities (other than employee stock repurchases pursuant to vesting agreements); (2) sales, transfers, licenses or encumbrances of technology other than licenses granted in the ordinary course of business; (3) authorization of any amount of indebtedness in excess of $3,000,000;

(4) assumptions, guarantees or endorsements on any indebtedness of any person or other entity, except for certain transaction in the ordinary course of business; (5) material changes in the nature of the Company's business; (6) any acquisition of the operations, assets or securities of another business in excess of $250,000; (7) the appointment or termination (other than for cause) of the Company's chief executive officer; (8) entering into any transaction, other than in the ordinary course of business in an amount less than $250,000, with any officer, director or affiliate of the Company unless such transaction is approved in advance by a majority of the disinterested members of the Board of Directors; or (9) certain sales or other disposals of shares of the capital stock of a subsidiary of the Company.

   Information, Registration and Other Rights. Pursuant to the Investor Rights Agreement, the Company has agreed to furnish the Purchasers with certain financial and business information, including monthly, quarterly and annual financial reports and annual budgets and operating forecasts. The Company has also granted the Purchasers a right to participate, on a pro rata basis, in subsequent equity financings of the Company. The Purchasers shall also have a right of first refusal with respect to the transfer of certain securities of the Company after the Closing. The Company has granted the Purchasers immediate registration rights with respect to certain of their holdings of the capital stock of the Company and has agreed to file a shelf registration statement within 30 days of the Closing and to use reasonably practicable efforts to have such shelf registration statement effective within 120 days from filing. Voxware has also agreed to make all reasonably practicable efforts to keep such shelf registration statement continuously effective for two years following the expiration of a one year lock-up (the "Lock-Up") pursuant to which each of the Purchasers has agreed not to sell any shares of Common Stock issued upon the conversion of the Series D Preferred Stock for a period of one year from the date of the Closing. Moreover, each of the Purchasers further agreed for a period of two years from the date of the Closing that it shall (i) limit its sale of any shares of Common Stock issued upon conversion of Series D Preferred Stock to no more than 10% of the previous month's trading volume on the principal securities exchange, automated quotation service or consolidated reporting system upon which the Company's Common Stock is then listed and (ii) not short sell any shares of Common Stock issued upon conversion of Series D Preferred Stock. The Company has also agreed to grant certain demand and piggyback registration rights with respect to the Common Stock at any time that the registration statement noted above is no longer current or effective.

   Closing Conditions. The obligation of each Purchaser to purchase and pay for the securities to be issued pursuant to the Purchase Agreement at the Closing, as well as the Purchasers' other respective obligations under the Purchase Agreement are subject to, among other things, the fulfillment to the Purchasers' satisfaction of each of the following conditions as of the Closing date:

      (a) the adoption and filing of the Amended and Restated Certificate of Incorporation;

      (b) the Stockholders Agreement's due execution and delivery by the parties named therein;

      (c) the Investor Rights Agreement's due execution and delivery by the parties named therein;

      (d) the delivery of a certain legal opinion letter addressed to the Purchasers from counsel to the Company;

      (e) the due execution and delivery of a Proprietary Information and Inventions Agreement by each of the key employees of the Company;

      (f) the surrender to the Company of all outstanding promissory notes and debentures issued by the Company to the holders of the Debentures and the conversion of certain ownership interests in Voxware Europe;

      (g) the amendment to the rights, privileges and preferences of the Series B Preferred Stock as set forth in the Amended and Restated Certificate of Incorporation;

      (h) the surrender to the Company of all outstanding shares of Series C Preferred Stock;

      (i) the cancellation of all outstanding warrants issued by the Company prior to the Closing, except warrants for (i) 325,000 shares of Common Stock issued to InRoad, Inc., with an exercise price of $0.032

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

   per share, (ii) 50,000 shares of Common Stock issued to Stratos Product Development, LLC, with an exercise price of $0.032 per share, (iii) 50,000 shares of Common Stock issued to Institutional Finance Group, LLC, with an exercise price of $3.44 per share, (iv) 79,681 shares of Common Stock issued to Mark Olivola, with an exercise price of $0.1255, (v) 29,880 shares of Common Stock issued to Burnbrae Ltd., with an exercise price of $0.1255,
   (vi) 9,960 shares of Common Stock issued to Diathermi Investment Ltd., with an exercise price of $0.1255, (vii) 39,840 shares of Common Stock issued to Mark Wentworth Foster-Brown, with an exercise price of $0.1255, (viii) 59,761 shares of Common Stock issued to Pictet Private Equity Investors SA, with an exercise price of $0.1255, (ix) 278,884 shares of Common Stock issued to Oracle Management, with an exercise price of $0.1255, and (x) 39,840 shares of Common Stock issued to Barry Frankel, with an exercise price of $0.1255;

      (j) each holder of Series B Preferred Stock, Series C Preferred Stock and any other capital stock of the Company shall have waived all its respective cash redemption rights, pre-emptive rights, rights of first refusal, co-sale rights and anti-dilution protections, as applicable, with respect to the transactions contemplated by the Purchase Agreement and related documents;

      (k) the Company and each of Bathsheba J. Malsheen and Nicholas Narlis shall have entered into amendments to their respective existing employment agreements, in form acceptable to the Purchasers regarding the respective terms of their employment;

      (l) the Board of Directors shall consist of up to seven members, of which the members shall be Bathsheba J. Malsheen, David B. Levi, Eli Porat, three members nominated by Edison and one member nominated by Cross Atlantic;

      (m) the Company shall have obtained all consents or waivers, if any, necessary to execute and deliver the Purchase Agreement and issue the Series D Preferred Stock and the Warrants, and to carry out the transactions contemplated by the Purchase Agreement, and all such consents and waivers shall be in full force and effect;

      (n) the Settlement Agreement's due execution and delivery by each of the Company and the sole holder of Series B Preferred Stock and no event of default (as defined therein) shall have occurred thereunder;

      (o) the due execution and delivery of a Consulting Agreement and a Release with respect to certain consulting services to be performed by a financial consultant to the Company and the release of certain claims against the Company by such financial consultant;

      (p) the Company shall have purchased such number of additional common shares of Voxware Europe as necessary to reinstall the minimum required capital of Voxware Europe under Belgian law; and

      (q) the Purchasers shall not have concluded that a material adverse change in the financial condition, business, operations, affairs or prospects of the Company has occurred, nor have any facts or circumstances arisen, which reasonably could give rise to such a material adverse change.

   Use of Proceeds. The Company shall use up to $650,000 to pay to the holders of Series B Preferred Stock in consideration for such holder's agreement to amend the rights, privileges and preferences of the Series B Preferred Stock, up to $30,000 to pay the accrued and unpaid interest to the holder of the Debentures, and shall use the remainder of such proceeds for working capital requirements and general corporate purposes.

Warrants

   Series D Preferred Stock Warrants. At the Closing, the Company shall have authorized the issuance of warrants (the "Series D Warrants") to purchase up to 93,333,333 shares of Series D Preferred Stock (the "Maximum Shares"). The actual number of shares of Series D Preferred Stock that may be acquired upon exercise of the Series D Warrants will be determined by a formula based on the Company's gross revenue for fiscal 2003. In no event shall the Series D Warrants be exercisable for more than the Maximum Shares. The

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

Series D Warrants shall be exercisable at a purchase price of $0.001 per share (subject to adjustment for stock splits, stock dividends and other similar transactions as provided therein) and include a cashless exercise provision. The Series D Warrants shall be issued to the Purchasers in the respective percentage amounts listed in the Purchase Agreement (the "Warrant Percentages"), which percentage for each Purchaser shall be based upon a fraction, the numerator of which is the cash dollar amount paid by such Purchaser under the Purchase Agreement for the shares of Series D Preferred Stock acquired by such Purchaser and the denominator of which is the aggregate cash dollar amount paid by all Purchasers under the Purchase Agreement for the shares of Series D Preferred Stock. The Series D Warrants shall expire on the tenth anniversary of their issuance.

   Common Stock Warrants. At the Closing, the Company shall have authorized the issuance of warrants to purchase up to 28,000,000 shares of Common Stock (the "Common Stock Warrants") to certain Purchasers in the respective amounts set forth in the Purchase Agreement under the heading "Common Stock Warrants" based on the Warrant Percentages; provided, however, that the number of shares of Common Stock issuable upon the exercise of the Common Stock Warrant to be issued to Ridgecrest Capital Partners (as described below) shall be based on separate terms set forth in the Purchase Agreement and summarized above under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Placement Agent". The Common Stock Warrants shall be exercisable at a purchase price of $0.015 per share (subject to adjustment for stock splits, stock dividends and other similar transactions as provided therein) and include a "cashless exercise" provision. The Common Stock Warrants shall expire on the tenth anniversary of their issuance.

   Of the Common Stock Warrants to purchase 28,000,000 shares of Common Stock, up to 18,666,667 shares of Common Stock will be issuable in the event the Company fails to (i) file the required shelf registration statement registering the shares of Common Stock issuable upon exercise of the shares of Series D Preferred Stock (the "Registration Statement"); (ii) have the Registration Statement effective at the time of the expiration of the Lock-Up; (iii) keep the Registration Statement continuously effective for two years following the expiration of the Lock-Up; or (iv) file such amendments or supplements to the Registration Statement as are necessary to qualify shares of Common Stock issued as dividends to the holder of Series D Preferred Stock for offer and sale within thirty days of their issuance.

   The Common Stock Warrants with respect to the remaining 9,333,333 shares of Common Stock noted above, will be issued to Ridgecrest Capital Partners in consideration of its services as placement agent in connection with the recapitalization and the issuance of Series D Preferred Stock, as such services are further described above under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--The Placement Agent".

   As of May 5, 2003, the Company had issued warrants to purchase 6,827,386 shares of its Common Stock. Warrants to purchase 5,864,538 shares of Common Stock will be cancelled in connection with the issuance of the Series D Preferred Stock.

Series B Preferred Stock

   The rights of the Series B Preferred Stock are contained in a Certificate of Designations, Preferences and Rights filed with the Delaware Secretary of State on August 29, 2001. We issued 3,635 shares of our Series B Preferred Stock to an investor in a private placement on August 29, 2001.

   Designation and Amount. The number of authorized shares of Series B Preferred Stock is 4,000, of which approximately 1,926.616 were outstanding as of the record date.

   Dividends. The holder of the Series B Preferred Stock is entitled to receive cumulative, non-compounded dividends on the shares of Series B Preferred Stock held by the holder at the annual rate per share of 7% of the stated value of such shares. Dividends shall be paid upon the sooner to occur of:

  .   the conversion or redemption of the shares of Series B Preferred Stock; or

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

  .   the liquidation of the Company.

   At the election of the holder of the Series B Preferred Stock, dividends shall be paid in shares of Common Stock or in cash. Dividends paid in shares of Common Stock will be paid in full shares only. However, upon the liquidation of the Company or upon the redemption of the shares of Series B Preferred Stock, any accrued but undeclared dividends will be paid to the holder of the outstanding shares of Series B Preferred Stock in cash.

   In addition to any cumulative dividends, a holder of Series B Preferred Stock is also entitled to any distributions made to the holders of Common Stock to the same extent as if the holder of the Series B Preferred Stock had converted its shares into Common Stock.

   As of May 5, 2003, the Company was approximately $512,000 in arrears with respect to dividends payable on the shares of Series B Preferred Stock.

   Conversion at the Option of the Series B Preferred Stock Holder. Each holder of Series B Preferred Stock may elect to convert any or all of its shares of Series B Preferred Stock into shares of Common Stock. The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible is determined by dividing the sum of the stated value of each share of Series B Preferred Stock, or $1,000, plus any accrued but unpaid dividends, by the conversion price then in effect. The holder may elect to have the accrued but unpaid dividends paid in shares of Common Stock, or may elect to have such dividends paid in cash at the time of conversion. The current conversion price of the Series B Preferred Stock is $0.16. The optional conversion feature allows the holder of the Series B Preferred Stock to convert into Common Stock when it is more advantageous from an investor's perspective to hold Common Stock rather than preferred stock.

   Mandatory Conversion. The Company has the right to require the holder of the Series B Preferred Stock to convert all of the shares of Series B Preferred Stock into shares of Common Stock, provided that all of the following four conditions are met:

  . the resale of all of the Common Stock that the holder of the Series B Preferred Stock would receive upon such conversion must have been covered by an effective registration statement for at least sixty consecutive business days prior to both our notice to the holder, and the effectiveness of the mandatory conversion;

  . the closing bid price of the Common Stock must be greater than $11.00 per share (subject to equitable adjustment for stock splits, stock dividends, reclassifications or similar events) for ten consecutive business days immediately prior to both our notice to the holder, and the effectiveness of the mandatory conversion;

  . the Common Stock must be listed for trading on The Nasdaq National Market or the New York Stock Exchange; and

  . we must not have been in violation of any of our material obligations under the agreements executed in connection with the purchase of the Series B Preferred Stock at the time of the mandatory conversion and for a period of six months prior to the mandatory conversion.

   Also, the mandatory conversion cannot be effective more than ten days after, or less than five days after, we notify the holder of the Series B Preferred Stock that we mandate conversion. Finally, we cannot mandate the holder to convert only a portion of the shares of Series B Preferred Stock, we may only mandate the conversion of all of such shares.

   Limitations on Conversion. The right of the holder of the Series B Preferred Stock to convert shares of Series B Preferred Stock into Common Stock and our right to mandate the conversion of Series B Preferred Stock, described in the preceding two sections, is limited in two ways:

  . First, conversion is limited to the extent that the holder of Series B Preferred Stock is not permitted to be the beneficial owner of more than 4.99% (9.99% in the case of a mandatory conversion, as described above) of the outstanding shares of Common Stock. Consequently, the holder of the Series B Preferred Stock is entitled to convert no greater number of shares of Series B Preferred Stock as would result in the total number of shares of Common Stock issuable upon such conversion, together with the number of shares of Common Stock then owned by such holder, exceeding 4.99% of our then outstanding shares of Common Stock.

  . Second, pursuant to the Exchange Agreement entered into with the holder of the Series B Preferred Stock on August 29, 2001, as amended to date, optional conversion is limited so that the aggregate number of shares of Common Stock issued upon such conversion cannot exceed 17,250,000, subject to equitable adjustments for stock splits, stock dividends, reclassifications or similar events) minus the number of shares of Common Stock previously issued through conversion of shares of Series B Preferred Stock. Consequently, the holder of the Series B Preferred stock is currently entitled to convert the Series B Preferred Stock into no greater than 17,250,000 shares of Common Stock.

   The first limitation is designed so as not to make the holder subject to SEC reporting requirements imposed on holders of greater than 5% of the common stock of publicly-held companies.

   Conversion Penalties. The holder of the Series B Preferred Stock is also entitled to certain protections in the event that we do not complete the conversion, or do not complete the conversion efficiently. These protective provisions apply in two instances: first, if we do not permit the holder of the Series B Preferred Stock to convert its shares when they are entitled to do so; and second, if the holder of the Series B Preferred Stock has elected to convert shares, and we fail to deliver a share certificate representing the shares of Common Stock into which the holder of Series B Preferred Stock has elected to convert its shares in a timely manner. If either of these two events occurs, then we will be required to pay such holder cash damages equal to the product of:

      (A) the stated value of the Series B Preferred Stock to be converted, plus certain accrued and unpaid dividends thereon, times

      (B)  the number of days the conversion is delayed, times

      (C)  $0.01.

   In addition, if the conversion default continues, the conversion price adjusts downward at least 1% per day until we cure our failure to deliver the certificates or until the holder notifies us that it no longer wants to convert the Series B Preferred Stock.

   Adjustments to Conversion Price; Stock Splits and Dividends. The conversion price is also subject to adjustment in the event that we make certain changes to the number of shares of capital stock outstanding. If we change the number of outstanding shares of Common Stock by stock split, reverse stock split, stock dividend, combination, reclassification or other similar event, the conversion price will be proportionally adjusted.

   Issuance of Common Stock at a Price Below Market Price. The conversion price is subject to adjustment in the event that we issue or sell any shares of Common Stock for a consideration per share less than the then current market price. In this event, the conversion price will be adjusted to equal a price that is determined by taking an average of the then current conversion price, the then current market price, and the price per share of Common Stock paid as consideration in such issuance. The weight given to each price is proportionate to the number of shares to be sold in such issuance.

   This adjustment to the conversion price does not apply to: shares of Common Stock that we issue as a result of a stock split or similar transaction; shares of Common Stock that we issue in a major transaction such as a merger or sale of assets; or shares of Common Stock for which adjustment to the conversion price has already been made for issuances of Common Stock at a price below the conversion price.

   The adjustments to the conversion price discussed in the preceding paragraphs afford protection to the holders of the Series B Preferred Stock, so that the securities held by such holders retain some value in the event

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

of a dilutive issuance. The sole current holder of the Series B Preferred Stock has agreed to waive its anti-dilution protections with respect to its Series B Preferred Stock pursuant to the Exchange Agreement that it entered into in connection with the recapitalization and the issuance of the Series D Preferred Stock and to which it and the Company are the sole parties.

   Rights Upon a Distribution. If we declare or make any distribution of our assets (or rights to acquire our assets) to holders of any class of Common Stock as a partial liquidating dividend or a distribution, each holder of the Series B Preferred Stock will be entitled to receive the amount of assets that each holder could have acquired if the holder had converted the Series B Preferred Stock into shares of Common Stock prior to the distribution.

   Rights Upon Major Transactions. If we complete a merger or other similar transaction, or a sale of substantially all of our assets, the holder of the Series B Preferred Stock will be entitled, at its option, to retain the Series B Preferred Stock with all of its rights, or to receive the portion of the transaction consideration that each holder could have acquired if the holder had converted the Series B Preferred Stock into shares of Common Stock prior to the transaction.

   Redemption at Maturity. The Company was required to redeem the outstanding Series B Preferred Stock thirty months after August 10, 2000, or February 10, 2003, provided funds are legally available under Delaware law. The Company did not redeem the Series B Preferred Stock on the redemption date, as the Company believes that funds currently are not legally available for such redemption. On February 13, 2003, the holder of the Series B Preferred Stock filed a lawsuit against the Company in the United States District Court in Delaware seeking redemption of the Series B Preferred and payment of the applicable redemption payment.

   Voting. The holders of Series B Preferred Stock have no voting rights. The consent of the holders of the Series B Preferred Stock is required, however, to issue securities which are senior or pari passu to the Series B Preferred Stock, or to sell substantially all of the assets of the Company. As a result, the conversion of Series B Preferred Stock may adversely affect the voting power of the holders of our Common Stock, including loss of voting control to others upon the conversion of the Series B Preferred Stock into Common Stock.

Proposed Amendments to Series B Preferred Stock

   In the event the stockholders approve the recapitalization as described herein, the rights, privileges and preferences of the Series B Preferred Stock will be amended as summarized below; provided, however, that the summary below is subject to and qualified in its entirety by the actual rights, privileges, preferences and other terms of the Series B Preferred Stock as stated in the Amended and Restated Certificate of Incorporation of the Company.

   Designation and Amount. The number of authorized shares of Series B Preferred Stock will be 2,100, of which a maximum of 1,766.616 will be outstanding as of Closing.

   Relative Rights of the Series B Preferred Stock. Notwithstanding anything herein or in the Amended and Restated Certificate of Incorporation to the contrary, the shares of Series B Preferred Stock shall rank pari passu with the Common Stock upon dissolution, liquidation or winding up of the Company, and all preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Series B Preferred Stock are expressly subject and subordinate to those that may be fixed with respect to any other shares of preferred stock of the Company, including, without limitation, the Series D Preferred Stock and any series of the preferred stock of the Company hereafter created (except to the extent that the terms of a hereafter created series expressly provide to the contrary).

   Dividends. The holders of the Series B Preferred Stock will no longer be entitled to receive cumulative, non-compounded dividends as described above. In the event that the Board of Directors declares a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of Common Stock of

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

the Company, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series B Preferred Stock, payable at the same time and on an as-converted to Common Stock basis.

   Conversion at the Option of the Series B Preferred Stock Holder. Each holder of Series B Preferred Stock will continue to have the option to convert any or all of its shares of Series B Preferred Stock into shares of Common Stock. The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible will be determined by dividing the sum of the stated value of each share of Series B Preferred Stock, or $1,000, by the conversion price then in effect. The fixed conversion price of the Series B Preferred Stock will be approximately $0.2141 (assuming no conversion of Series B Preferred Stock between the date hereof and the Closing).

   Mandatory Conversion. As amended, the Series B Preferred Stock will be subject to a mandatory conversion feature upon the occurrence of any of the following events:

  . The vote or written consent to so convert of the holders of at least a majority in interest of the Series B Preferred Stock, acting separately as one class.

  . The vote or written consent in lieu of a meeting to so convert of the holders of at least a majority in interest of the Series D Preferred Stock, acting separately as one class, provided that any such mandatory conversion shall be limited to the extent necessary to prevent the holder of Series B Preferred Stock from being deemed to be the beneficial owner of more than 4.99% of the outstanding shares of Voxware's Common Stock.

  . Ten days written notice from the Company, provided that any such mandatory conversion shall be limited to the extent necessary to prevent the holder of Series B Preferred Stock from being deemed to be the beneficial owner of more than 4.99% of the outstanding shares of Voxware's Common Stock.

  .   A Liquidation Event, as described above under the heading
      "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--Series D Preferred Stock--Liquidation, Dissolution or Winding Up".

  . The conversion of all the outstanding shares of Series D Preferred Stock, as described above under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--Series D Preferred Stock--Mandatory Conversion".

   Limitations on Conversion. The right of the holders of the Series B Preferred Stock voluntarily to convert shares of Series B Preferred Stock into Common Stock, shall be limited in two ways:

  . First, conversion is limited to the extent that the holder of Series B Preferred Stock is not permitted to be the beneficial owner of more than 4.99% of the outstanding shares of Common Stock. Consequently, a holder of the Series B Preferred Stock will be entitled to convert no greater number of shares of Series B Preferred Stock as would result in the total number of shares of Common Stock issuable upon such conversion, together with the number of shares of Common Stock then owned by such holder, exceeding 4.99% of our then outstanding shares of Common Stock.

  . Second, pursuant to the Exchange Agreement entered into with the sole current holder of the Series B Preferred Stock on August 29, 2001, as amended in connection with the recapitalization of the Company and the issuance of the Series D Preferred Stock, optional conversion will be limited so that the aggregate number of shares of Common Stock issued upon such conversion cannot exceed 17,250,000 (subject to equitable adjustments for stock splits, stock dividends, reclassifications or similar events) minus the number of shares of Common Stock previously issued through conversion of shares of Series B Preferred Stock. Consequently, the holders of the Series B Preferred Stock will be entitled to convert the Series B Preferred Stock into no more than an aggregate of 17,250,000 shares of Common Stock.

   The first limitation is designed so as not to make the holder subject to SEC reporting requirements imposed on holders of greater than 5% of the common stock of publicly-held companies.

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

   Conversion Penalties. As amended, the holders of the Series B Preferred Stock will not be entitled to any of the conversion penalties described above.

   Adjustments to Conversion Price; Stock Splits and Dividends. The conversion price is also subject to adjustment in the event that we make certain changes to the number of shares of capital stock outstanding. If we change the number of outstanding shares of Common Stock by stock split, reverse stock split, stock dividend, combination, reclassification or other similar event, the conversion price will be proportionally adjusted.

   Issuance of Common Stock at a Price Below Market Price. As amended, the holders of the Series B Preferred Stock will not be entitled to any of the anti-dilution protections described above.

   Rights Upon a Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the Company, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any preferred stock with priority in connection with any such dissolution, liquidation or winding up (including the Series D Preferred Stock), the holder of the Series B Preferred Stock, together and on parity with the holders of the Common Stock, shall be entitled, unless otherwise provided by law or the Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the Company of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively, including in the case of the holder of the Series B Preferred Stock the largest number of whole shares of Common Stock into which all shares of Series B Preferred Stock held by each holder thereof could be converted if such Series B Preferred Stock had been converted to Common Stock immediately prior to such dissolution, liquidation or winding up.

   Rights Upon Major Transactions. If we complete a merger or other similar transaction, or a sale of substantially all of our assets, the holder of the Series B Preferred Stock will be entitled to receive the portion of the transaction consideration that each holder could have acquired if the holder had converted the Series B Preferred Stock into shares of Common Stock prior to the transaction.

   Redemption at Maturity. As amended, the Series B Preferred Stock will not be redeemable.

   Voting. The holders of Series B Preferred Stock will continue to have no voting rights, except as required by Delaware law. Notwithstanding the foregoing, pursuant to the Stockholders Agreement, the sole holder of Series B Preferred Stock has agreed that any voting rights of its shares of Series B Preferred Stock, if any, that nevertheless exist as required by law with respect to any matter or matters shall be voted in the same manner as a majority in interest of the Series D Preferred Stock shall vote with respect to such matter or matters. Moreover, to the extent the Series D Preferred Stock does not expressly vote on any matter with respect to which the Series B Preferred Stock has any voting rights, then the holder of Series B Preferred Stock irrevocably covenants and agrees, in perpetuity, to vote all of its shares of Series B Preferred Stock as directed in writing by the holders of a majority in interest of the Series D Preferred Stock. During the term of the Stockholders Agreement, no holder of Series B Preferred Stock can transfer any of its shares of Series B Preferred Stock (or any voting or other rights with respect thereto) to any other party unless the transferee of such shares (or the recipient of such rights) agrees to be bound by the provisions of the Stockholders Agreement, including those described in this paragraph.

Series C Preferred Stock

   The rights of the Series C Preferred Stock are contained in a Certificate of Designations, Preferences and Rights filed with the Delaware Secretary of State on December 12, 2001. We issued 1,865 shares of our Series C Preferred Stock and Common Stock purchase warrants to purchase 6,402,384 shares of Common Stock at an exercise price of $0.1255 per share to certain existing and new investors in a private placement on December 12, 2001.

   Designation and Amount. The number of authorized shares of Series C Preferred Stock is 1,865, of which 1,795 were outstanding as of the record date.

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

   Dividends. The holders of the Series C Preferred Stock are entitled to receive cumulative, non-compounded dividends on the shares of Series C Preferred Stock held by such stockholders at the annual rate per share of 7% of the stated value of such shares. Dividends shall be paid upon the sooner to occur of:

  .   the conversion or redemption of the shares of Series C Preferred Stock; or

  .   the liquidation of the Company.

   At the Company's election, dividends shall be paid in shares of Common Stock or in cash. Dividends paid in shares of Common Stock will be paid in full shares only. However, upon our liquidation or upon the redemption of the shares of Series C Preferred Stock, any accrued but undeclared dividends will be paid to the holders of the outstanding shares of Series C Preferred Stock in cash.

   In addition to any cumulative dividends as described in this section, the holders of Series C Preferred Stock are also entitled to any distributions made to the holders of Common Stock to the same extent as if the holders of the Series C Preferred Stock had converted their shares into Common Stock.

   Conversion at the Option of the Series C Preferred Stock Holders. Each holder of Series C Preferred Stock may elect to convert any or all of its shares of Series C Preferred Stock into shares of Common Stock. The number of shares of Common Stock into which each share of Series C Preferred Stock is convertible is determined by dividing the sum of the stated value of each share of Series C Preferred Stock, or $1,000, plus any accrued but unpaid dividends, by the conversion price then in effect. The current conversion price is $0.1255.

   The Company may elect to have the accrued but unpaid dividends paid in shares of Common Stock, or may elect to have such dividends paid in cash at the time of conversion.

   The optional conversion feature allows the holders of the Series C Preferred Stock to convert into Common Stock when it is more advantageous from an investor's perspective to hold Common Stock rather than preferred stock.

   Limitations on Conversion. The right of the holders of the Series C Preferred Stock to convert shares of Series C Preferred Stock into Common Stock and our right to mandate the conversion of Series C Preferred Stock, described in the preceding two sections, is limited as follows:

  . Conversion is limited to the extent that a holder of Series C Preferred Stock is not permitted to be the beneficial owner of more than 4.99% of the outstanding shares of Common Stock. Consequently, a holder of the Series C Preferred Stock is entitled to convert no greater number of shares of Series C Preferred Stock as would result in the total number of shares of Common Stock issuable upon such conversion, together with the number of shares of Common Stock then owned by such selling stockholder, exceeding 4.99% of our then outstanding shares of Common Stock.

   This limitation is designed so as not to make the holders subject to SEC reporting requirements imposed on holders of greater than 5% of the common stock of publicly-held companies.

   Conversion Penalties. Each holder of Series C Preferred Stock is also entitled to certain protections in the event that we do not complete the conversion, or do not complete the conversion efficiently. These protective provisions apply in two instances: first, if we do not permit a holder of the Series C Preferred Stock to convert its shares when they are entitled to do so; and second, if a holder of the Series C Preferred Stock has elected to convert shares, and we fail to deliver a share certificate representing the shares of Common Stock into which such holder of Series C Preferred Stock has elected to convert its shares in a timely manner. If either of these two events occurs, then we will be required to pay such holder cash damages equal to the product of:

      (A) the stated value of the Series C Preferred Stock to be converted, plus certain accrued and unpaid dividends thereon, times

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

      (B)  the number of days the conversion is delayed, times

      (C)  $0.01.

   In addition, if the conversion default continues, the conversion price adjusts downward at least 1% per day until we cure our failure to deliver the certificates or until such holder notifies us that it no longer wants to convert the Series C Preferred Stock.

   Adjustments to Conversion Price; Stock Splits and Dividends. The conversion price is also subject to adjustment in the event that we make certain changes to the number of shares of capital stock outstanding. If we change the number of outstanding shares of Common Stock by stock split, reverse stock split, stock dividend, combination, reclassification or other similar event, the conversion price will be proportionally adjusted.

   Adjustments to Conversion Price; Issuance of Common Stock at a Price Below Conversion Price. The conversion price is subject to adjustment in the event that we issue or sell any shares of Common Stock for a consideration per share less than the then current conversion price, which is currently $0.1255. In this event, the conversion price will be adjusted to equal the consideration received for each share of Common Stock in such issuance. This adjustment to the conversion price does not apply to shares of Common Stock that we issue as a result of a stock split or similar transactions, as discussed in the immediately preceding paragraph. This adjustment to the conversion price also does not apply to shares of Common Stock that we issue in a major transaction such as a merger or sale of assets.

   Issuance of Common Stock at a Price Below Market Price.   The conversion
price is subject to adjustment in the event that we issue or sell any shares of Common Stock for a consideration per share less than the then current market price. In this event, the conversion price will be adjusted to equal a price that is determined by taking an average of the then current conversion price, the then current market price, and the price per share of Common Stock paid as consideration in such issuance. The weight given to each price is proportionate to the number of shares to be sold in such issuance.

   This adjustment to the conversion price does not apply to: shares of Common Stock that we issue as a result of a stock split or similar transaction; shares of Common Stock that we issue in a major transaction such as a merger or sale of assets; or shares of Common Stock for which adjustment to the conversion price has already been made for issuances of Common Stock at a price below the conversion price.

   The adjustments to the conversion price discussed in the preceding paragraphs afford protection to the holders of the Series C Preferred Stock, so that the securities held by such holders retain some value in the event of a dilutive issuance. The holders of the Series C Preferred Stock have agreed to waive their anti-dilution protections with respect to their Series C Preferred Stock pursuant to the Exchange Agreements that they entered into in connection with the recapitalization and the issuance of the Series D Preferred Stock.

   Rights Upon a Distribution. If we declare or make any distribution of our assets (or rights to acquire our assets) to holders of any class of Common Stock as a partial liquidating dividend or a distribution, each holder of the Series C Preferred Stock will be entitled to receive the amount of assets that each holder could have acquired if the holders had converted the Series C Preferred Stock into shares of Common Stock prior to the distribution.

   Rights Upon Major Transactions. If we complete a merger or other similar transaction, or a sale of substantially all of our assets, each holder of Series C Preferred Stock will be entitled, at its option, to retain the Series C Preferred Stock with all of its rights; or to receive the portion of the transaction consideration that such holder could have acquired if the holder had converted the Series C Preferred Stock into shares of Common Stock prior to the transaction.

   Redemption at Maturity. We must redeem all shares of Series C Preferred Stock on December 12, 2004 for an amount per share equal to the total of the stated value, which is $1,000, plus accrued dividends, plus unpaid conversion default payments. Dividends paid upon redemption may only be paid in cash and not in Common Stock.

   Voting. The holders of Series C Preferred Stock have no voting rights. The consent of the holders of the Series C Preferred Stock is required, however, to issue securities which are senior or pari passu to the Series C Preferred Stock, or to sell substantially all of the assets of the Company. As a result, the conversion of Series C Preferred Stock may adversely affect the voting power of the holders of our Common Stock, including loss of voting control to others upon the conversion of the Series C Preferred Stock into Common Stock.

The Debentures and Interests in Voxware Europe

   On October 2, 2002, the Company issued the Debentures, a series of 10% Convertible Debentures due July 1, 2003 in the aggregate principal amount of
(Euro)300.699,32. The proceeds of the Debentures were used to fund the Company's capital investment in Voxware Europe, founded by Creafund NV and the Company on July 1, 2002 and to fund the operational expenses of Voxware Europe, excluding expenses or invoices generated by the Company (other than expenses or invoices related to the acquisition of the Company's voiced-based solutions). Voxware Europe was established to market the Company's products in Europe. Certain holders of the Debentures own two-thirds of the equity of Voxware Europe and the Company owns the remaining one-third of equity.

   The Debentures are mandatorily convertible into shares of capital stock of the Company issued upon the closing of a Qualifying Fundraising (as specifically defined in the Debentures). A Qualifying Fundraising requires the execution, on or before November 30, 2002, of subscription agreements providing for the issuance of at least U.S.$2,500,000 of equity of the Company, and the closing of such financing by February 28, 2003. In the event the subscription agreements are not executed by November 30, 2002 or the Qualifying Fundraising is not consummated by February 28, 2003, each of the holders of the Debentures has the right, at any time prior to the close of business on July 1, 2003, to convert any or all of the outstanding principal amount and accrued interest of the Debentures held by it into shares of preferred stock of the Company, with new rights, preferences and privileges senior to the Company's existing preferred stock. The conversion price for such senior preferred stock shall be thirty-three percent (33%) of the average share price for the Company's Common Stock for the thirty trading days prior to the date of the exercise of the conversion option, or, if the Company's securities are not listed or traded on a stock exchange, a regulated market or the OTC-BB, thirty-three percent (33%) of the intrinsic value of the Company's equity on the date of the exercise of the conversion option, as determined by an independent expert.

   In addition, where the subscription agreements for the Qualifying Fundraising are not executed by November 30, 2002 or the Qualifying Fundraising is not consummated by February 28, 2003, the Debentures are redeemable at the option of the Debenture holders. The redemption price is one hundred percent (100%) of the principal amount so redeemed, plus accrued and unpaid interest.

   Subscription agreements for the Qualifying Fundraising were not executed by November 30, 2002 and the Qualifying Fundraising was not consummated by February 28, 2003 and, therefore, the Debentures are now convertible into preferred stock of the Company and redeemable, in each case as described in the paragraphs above and at the option of the Debenture holders. Pursuant to the Exchange Agreement to which the holders of the Debentures are a party, all of the Debenture holders have agreed not to exercise their conversion or redemption rights on or before June 30, 2003 and, subject to the occurrence of the recapitalization and the issuance of the Series D Preferred Stock, to exchange the Debentures for 20,000,000 shares of the Series D Preferred Stock. The Company has agreed to pay, in cash, the accrued and unpaid interest on the Debentures to the holders thereof at the Closing.

   Simultaneously with the execution of the Debentures, the Company, Creafund NV and the other holders of equity in Voxware Europe (which parties are also the holders of the Debentures) executed the Voxware Europe

Shareholders Agreement pursuant to which Creafund NV and the other equity holders have the option to convert their shares of Voxware Europe into shares of capital stock of the Company issued upon the closing of a Qualifying Fundraising. In the event subscription agreements for the Qualifying Fundraising are not executed by November 30, 2002 or the Qualifying Fundraising is not consummated by February 28, 2003, the equity holders of Voxware Europe (other than the Company) have the right to convert their shares of Voxware Europe into shares of preferred stock of the Company, with new rights, preferences and privileges senior to the Company's existing preferred stock. The conversion price for such senior preferred stock shall be thirty-three percent (33%) of the average share price for the Company's Common Stock for the thirty trading days prior to the date of the exercise of the conversion option, or, if the Company's securities are not listed or traded on a stock exchange, a regulated market or the OTC-BB, thirty-three percent (33%) of the intrinsic value of the Company's equity on the date of the exercise of the conversion option, as determined by an independent expert. The exchange rights described in this paragraph expire on December 31, 2004. The value of the shares of Voxware Europe for purposes of determining the exchange ratios is based upon the net sales of Voxware Europe.

   As noted above, subscription agreements for the Qualifying Fundraising were not executed by November 30, 2002 and the Qualifying Fundraising was not consummated by February 28, 2003 and, therefore, Creafund NV and the other holders of equity in Voxware Europe (other than the Company), if any, have the right to exchange their shares of Voxware Europe for shares of the preferred stock of the Company as described in the paragraph above. Pursuant to the Exchange Agreement to which Creafund NV and the other holders of equity in Voxware Europe, if any, are a party, all of the holders of equity in Voxware Europe (other than the Company) have agreed not to exercise their exchange rights on or before June 30, 2003 and, subject to the occurrence of the recapitalization and the issuance of the Series D Preferred Stock, to exchange such interests for 30,000,000 shares of Series D Preferred Stock and up to an additional 15,000,000 shares of Series D Preferred Stock if Voxware Europe exceeds certain sales milestones in 2003.

   The Board of Directors believes the recapitalization discussed above to be in the best interests of Voxware and its stockholders and unanimously recommends a vote FOR the approval of the recapitalization.

                PROPOSAL NO. 3--ELECTION OF SERIES D DIRECTORS

The Series D Board Seats

   Subject to approval of Proposal No. 2 above and unless otherwise directed, the persons appointed in the accompanying form of proxy intend to vote at the annual meeting for the election of the nominees named below as directors to serve until the next annual meeting in which their respective classes are due for election or until their successors are duly elected and qualified.

Information Regarding Nominees for Election as Directors

   At the time of the Closing, the size of the Board of Directors shall be increased from three to seven members. As described above under the heading "Recapitalization of the Company's Capital Stock; Issuance of Series D Preferred Stock--Series D Preferred Stock--Board Representation", the Series D Preferred Stock, voting separately as one class, shall be entitled to elect four directors of the Company, three of which directors shall be nominated by Edison and one of which directors shall be nominated by Cross Atlantic.

   The nominees by Edison and Cross Atlantic for election to the Board of Directors are:

                                  Served as a         Positions with
           Name              Age Director Since Class  the Company
           ----              --- -------------- -----  -----------
           Ross T. Martinson 48        *           I        *
           Michael Janis.... 59        *          II        *
           Joseph A. Allegra 49        *         III        *
           Glenn T. Rieger.. 44        *         III        *

--------
*  First time nominee to the Board of Directors.

   In the event that stockholders approve the recapitalization of the Company's capital stock, whether or not the current stockholders approve the four nominees in this Proposal No. 3, Edison and Cross Atlantic, as applicable, will be entitled effective as of the Closing to designate the nominees for the Board position noted above and to fill any remaining vacancies.

   The following information about the principal occupation or employment, other affiliations, and business experience of the nominees of the holders of Series D Preferred Stock has been furnished to us by such nominees:

   Joseph A. Allegra currently is a General Partner at the Edison Venture Fund. He serves as a director of six Edison investments: Connextive, Ripple Technologies, VirtualEdge, Taratec, Log-net and Maptuit. Previously, from 1989 to 2000, Mr. Allegra was co-founder and CEO of Princeton Softech. From 1988 to 1989, he was VP of R&D for Computer Associates ("CA"), following its acquisition of Applied Data Research ("ADR"). He was a product manager, led product support and headed R&D at CA and ADR during a 12-year period. Mr. Allegra co-founded the Software Association of New Jersey and was Chairman of the New Jersey Technology Council. He was also a management consultant for several technology companies. Mr. Allegra received a B.A. in Economics and Computer Science from Rutgers University and an M.B.A. in Information Systems from New York University Stern School of Business.

   Michael Janis has been President and CEO of The Janis Group, Inc. (f/k/a Software Plus, Inc.) ("JGI") since 1982. Prior to founding JGI, he completed a 15-year career at IBM, where he held a number of management positions, including Branch Manager, Regional Manager and Administration Assistant to IBM's CEO - John Opel. Mr. Janis earned a B.S. in Political Science from Princeton University in 1966.

   Ross T. Martinson is currently a General Partner and the Chief Financial Officer at the Edison Venture Fund. Mr. Martinson joined Edison in 1989 and is responsible for finance, reporting and portfolio company data analysis. He represents Edison as a director of three portfolio companies. Previously, he was Controller of American Express Leasing and ABB Financial Services, the financing and investment subsidiary of ABB, a $20 billion Swiss-based power and automation technologies provider. For six years, Mr. Martinson was a Vice President with the securities firm of Kidder, Peabody. His positions including Director of Financial Consulting and Director of Corporate Financial Management Information. He was also Senior Auditor with the public accounting firm of Arthur Andersen. He received a B.A. in Economics from Yale University with honors, and a M.S. and M.B.A. from New York University. He is an Advisory Board Member of the Private Equity CFO Association and New Jersey Technology Council CFO Advisory Board. Mr. Martinson is a Certified Public Accountant.

   Glenn T. Rieger has been President of Cross Atlantic Capital Partners, Inc. ("XACP") since April 1999. Mr. Rieger served as Senior Vice President in charge of business development for Safeguard Scientifics from January 1998 to March 1999, and prior to that held the position of Vice President from October 1994 to December 1997. He also served as a business partner and director for five of Safeguard's partnership companies. Prior to joining Safeguard, from January 1991 to September 1994, Mr. Rieger had been a managing director of Valley Forge Capital Group Ltd., a boutique investment banking firm specializing in mergers and acquisitions, and from October 1988 to June 1990, he served as CEO of Atlantic Financial Savings Bank. Mr. Rieger currently serves as a Director on the following Boards: Ecount, The Crucible Corporation, GAIN Capital, Greater Philadelphia Venture Group, The Haverford School, Ikimbo, Inc., Management Dynamics, Inc. and Rubicon Technology, Inc. Mr. Rieger is a graduate of Colby College and has an M.B.A. from the Wharton School of the University of Pennsylvania.

   The Board of Directors believes the election as directors of the nominees listed above to be in the best interest of Voxware and its stockholders and recommends a vote FOR their election.

             PROPOSAL NO. 4--APPROVAL OF 2003 STOCK INCENTIVE PLAN

   On April 16, 2003, the Board of Directors of the Company adopted the 2003 Stock Incentive Plan (the "2003 Plan"), subject to stockholder approval of both the 2003 Plan and the recapitalization of the Company's capital stock pursuant to Proposal No. 2. Up to 90,000,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2003 Plan.

   The 2003 Plan is intended to replace the Company's 1994 Stock Option Plan, as amended (the "1994 Plan"), which expires by its terms on January 3, 2004. As of May 5, 2003, options to purchase 2,412,000 shares of Common Stock were outstanding under the 1994 Plan and an additional 649,712 shares were reserved for future option grants. On the expiration of the 1994 Plan on January 3, 2004, all then outstanding options will remain in effect in accordance with their respective terms, but no additional option grants may be made under the 1994 Plan after such date.

   Upon its creation, the shares reserved for issuance under the 1994 Plan constituted 20% of the outstanding shares of the Company's capital stock (on an as-converted to Common Stock basis). As of the record date, the total shares of Common Stock outstanding under the 1994 Plan or subject to existing options granted under the 1994 Plan, together with the 649,712 shares that were reserved for future option grants, constituted 10.1% of the outstanding shares of the Company's capital stock, assuming for the purposes of this calculation the exercise or conversion, as applicable, of all options and warrants exercisable for Common Stock and shares of preferred stock convertible for Common Stock. The shares that will be reserved for issuance under the 2003 Plan, effective upon the recapitalization and the issuance of the Series D Preferred Stock, shall constitute 14.63% of the outstanding shares of the Company's capital stock, assuming for the purposes of this calculation the exercise or conversion, as applicable, of all options (including all options which may be granted under the 2003 Plan) and warrants exercisable for Common Stock and shares of preferred stock convertible for Common Stock.

   The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. The ability to offer competitive equity incentive packages is critical to attracting, retaining and motivating key personnel and potential hires. Voxware's management relies on equity-based compensation both to provide a performance incentive to employees and to encourage broad employee stock ownership in the Company. The Board of Directors believes that the proposed new option plan is essential to permit Voxware's management to continue the pursuit of these objectives. Moreover, equity-based grants are designed to align the interests of each participating employee with those of the stockholders and provide each such individual with a significant incentive to view Voxware from the perspective of an owner with an equity stake. If the 2003 Plan is not approved, the Company may become unable to provide suitable long-term equity-based incentives to present and future employees.

   The following is a brief summary of the 2003 Plan. The following summary is qualified in its entirety by reference to the 2003 Plan.

  Types of Awards

   The 2003 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options and restricted stock awards (collectively, "Awards").

   Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 2003 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker; (ii) surrender to the Company of shares of Common Stock; (iii) any other lawful means; or (iv) any combination of these forms of payment.

   Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

  Eligibility to Receive Awards

   Employees, officers, directors, consultants and advisors of the Company and its subsidiaries and of other business ventures in which the Company has a significant interest are eligible to be granted Awards under the 2003 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its corporate subsidiaries. The maximum number of shares with respect to which Awards may be granted to any participant under the 2003 Plan may not exceed 30,000,000 shares per calendar year.

  Plan Benefits

   As of April 30, 2003, approximately forty-five persons were eligible to receive Awards under the 2003 Plan, including the Company's two executive officers and two non-employee directors. The granting of Awards under the 2003 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

   On April 30, 2003, the last reported sale price of the Company's Common Stock on the NASD OTC Bulletin Board (the "OTC-BB") was $0.03.

  Administration

   The 2003 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2003 Plan and to interpret the provisions of the 2003 Plan. Pursuant to the terms of the 2003 Plan, the Board of Directors may delegate authority under the 2003 Plan to one or more committees or subcommittees of the Board of Directors. The Board of Directors may authorize the compensation committee to administer certain aspects of the 2003 Plan, including the granting of options to executive officers, and may authorize one or more executive officers the authority to grant options to employees who are not executive officers.

   Subject to any applicable limitations contained in the 2003 Plan, the Board of Directors, the compensation committee, or any other committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable,
(ii) the exercise price of options, (iii) the duration of options (which may not exceed 10 years), and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price, repurchase price, and the establishment of specified performance goals as a condition to repurchase.

   The Board of Directors is required to make appropriate adjustments in connection with the 2003 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The 2003 Plan also contains provisions addressing the consequences of any

Reorganization Event, (as defined in the 2003 Plan). Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash-out of the value of any outstanding options. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation. The Board of Directors will specify the effect of a Reorganization Event on any other Award at the time the Award is granted.

   If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2003 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

  Amendment or Termination

   No Award may be made under the 2003 Plan after the tenth anniversary of the date on which the 2003 Plan is approved by the stockholders of the Company, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 2003 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders to the extent that stockholder approval is required by Section 162(m).

Federal Income Tax Consequences

   The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2003 Plan and with respect to the sale of Common Stock acquired under the 2003 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

  Incentive Stock Options

   In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the Company or its 50% or more-owned subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

   Generally, the tax consequences of selling ISO Stock will vary depending on the length of time that the participant owned the ISO Stock at the time it is sold. If the participant sells ISO Stock more than two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

   If the participant sells ISO Stock for more than the exercise price prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the profit recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

   If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

   A participant may be entitled to exercise an incentive stock option by delivering shares of the Company's Common Stock to the Company in payment of the exercise price, if the participant's incentive stock option agreement so provides. If a participant exercises an incentive stock option in such fashion, special tax rules will apply. In addition, special tax rules apply if the stock acquired upon the exercise of an incentive stock option is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders. Participants in the 2003 Plan should consult their individual tax advisors with respect to the impact of these special tax rules, as well as the impact any Award may have on the participant.

  Non-statutory Stock Options

   As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

   With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock Awards

   A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes a valid election under
Section 83(b) of the Code ("Section 83(b) Election"). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

   Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

  Tax Consequences to the Company

   The grant of an Award under the 2003 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2003 Plan will have any tax consequences to the Company. The Company or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2003 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

   Accordingly, the Board of Directors believes adoption of the 2003 Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR the approval of the 2003 Plan.

      PROPOSAL NO. 5--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors intends to retain WithumSmith+Brown as independent auditors of the Company for the fiscal year ending June 30, 2003. WithumSmith+Brown has also served as independent auditors of the Company since August 26, 2002. Neither the firm nor any of its members has any direct or indirect financial interest in the Company. The ratification of this selection is not required by the laws of the State of Delaware, where Voxware is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years.

   The Board unanimously recommends a vote FOR the ratification of the appointment of WithumSmith+Brown as the independent auditors of the Company for the fiscal year ending June 30, 2003.

                            PERFORMANCE GRAPH(1)(2)

   The line graph set forth below compares, for the five-year period beginning June 30, 1997, the "cumulative total return" to stockholders of the Company as compared with the return of The Nasdaq Stock Market Index (U.S. Companies) (the "Nasdaq Market Index"), the J.P. Morgan Hambrecht & Quist Technology Index ("J.P. Morgan H&Q Technology Index"), the Company's previous industry index, and the S&P Information Technology Index ("S&P Information Technology Index"), the Company's current industry index. "Cumulative total return" has been computed assuming an investment of $100, at the beginning of the period indicated, in the Common Stock of the Company and the stock of the companies included in the Nasdaq Market Index, the J.P. Morgan H&Q Technology Index, and the S&P Information Technology Index, and assuming the reinvestment of dividends. The J.P Morgan H&Q Technology Index has been discontinued effective April 5, 2002.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

  Among the Company, the Nasdaq Market Index, the S&P Information Technology
   Index and the J.P. Morgan H&Q Technology Index (Capitalization Weighted)

                                    [CHART]

                                         Cumulative Total Return
                              -----------------------------------------
                               6/97   6/98   6/99   6/00   6/01     6/02
                              ------ ------ ------ ------ ------ ------
   VOXWARE, INC.............. 100.00  43.75  20.62  86.26   5.80   1.00
   NASDAQ STOCK MARKET (U.S). 100.00 131.62 189.31 279.93 151.75 103.40
   S&P INFORMATION TECHNOLOGY 100.00 136.97 231.60 340.45 162.60  99.13
   J.P. MORGAN H&Q TECHNOLOGY 100.00 126.67 205.02 359.68 178.89    -- /(3)/

--------

(1) This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price performance shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from Research Data Group, a source believed to be reliable, but Voxware is not responsible for any errors or omissions in such information.
(3) The J.P. Morgan H&Q Technology Index was discontinued effective April 5,
    2002.

                     AVAILABILITY OF INDEPENDENT AUDITORS

   One or more representatives of WithumSmith+Brown is expected to attend the annual meeting and have an opportunity to make a statement and/or respond to appropriate questions from stockholders.

                                 HOUSEHOLDING

   Our Annual Report, including audited financial statements for the fiscal year ended June 30, 2002, is being mailed to you along with this Proxy Statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one Proxy Statement to multiple stockholders sharing an address. This delivery method, called "householding," is not being used, however, if ADP has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one Proxy Statement, Voxware will deliver promptly a separate copy of the Annual Report and the Proxy Statement to any stockholder who sends a written request to Voxware, Inc., 168 Franklin Corner Road, Lawrenceville, New Jersey 08648,
Attention: Nicholas Narlis. You can also notify ADP that you would like to receive separate copies of Voxware's Annual Report and Proxy Statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one Proxy Statement, a separate proxy card should have been provided for each stockholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Voxware's Annual Report and Proxy Statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling ADP directly.

                          INCORPORATION BY REFERENCE

   The information appearing under the captions "Management's Discussion and Analysis of Financial Conditions and Results of Operations," "Change in and Disagreements with Accountants on Accounting and Financial Disclosure," "Quantitative and Qualitative Disclosure about Market Risk" and the Company's Consolidated Balance Sheets as of June 30, 2002 and June 30, 2001, the Consolidated Statements of Operations and the Consolidated Statements of Stockholders' Equity (Deficit), each for the fiscal years ended June 30, 2002, 2001 and 2000, and the independent auditors report on such consolidated financial statements contained in the Annual Report accompanying this Proxy Statement are incorporated by reference to such portions of such Annual Report.

                             STOCKHOLDER PROPOSALS

   In accordance with regulations issued by the Securities and Exchange Commission, stockholder proposals intended for presentation at our fiscal 2003 annual meeting of stockholders must be received by our corporate secretary at our offices at 168 Franklin Corner Road, Lawrenceville, New Jersey 08648 by no later than January 22, 2004 if they are to be considered for inclusion in our proxy statement for that meeting.

   Stockholders who intend to present a proposal at such meeting without inclusion of such proposal in the Company's proxy materials are required to provide advanced notice of such proposal to the Company at the aforementioned address not later than April 7, 2004.

   If the Company does not receive notice of a stockholder proposal within this timeframe, the Company's management will use its discretionary authority to vote the shares it represents, as the Board of Directors of the Company may recommend. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these other applicable requirements.

                                 OTHER MATTERS

   We know of no matters that are to be presented for action at the annual meeting other than those described above. If any other matters properly come before the annual meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on these matters.

                                          By Order of the Board of Directors

                                          /s/ Bathsheba J. Malsheen
                                          Bathsheba J. Malsheen, Ph.D.
                                          President and Chief Executive Officer

Princeton, New Jersey
May 21, 2003

   AN ADDITIONAL COPY OF OUR ANNUAL REPORT ON FORM 10-K/A WILL BE SENT WITHOUT CHARGE TO ANY STOCKHOLDER REQUESTING IT IN WRITING FROM: VOXWARE, INC.,
ATTENTION: NICHOLAS NARLIS, SECRETARY, LAWRENCEVILLE OFFICE PARK, 168 FRANKLIN CORNER ROAD, LAWRENCEVILLE, NEW JERSEY 08648.

                                  VOXWARE, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

A.   Purpose

     The purpose of the Audit Committee is to assist the Board of Directors' oversight of:

     o    the integrity of the Company's financial statements;

     o    the Company's compliance with legal and regulatory requirements;

     o    the independent auditor's qualifications and independence; and

     o    the performance of the Company's independent auditors.

B.   Structure and Membership

     1. Number. The Audit Committee shall consist of at least two members of the Board of Directors.

     2. Independence. Except as otherwise permitted by the applicable rules of The Nasdaq Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder), each member of the Audit Committee shall be "independent" as defined by such rules and Act.

     3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee.

     4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

     5. Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any consulting, advisory or other compensatory fee from the Company other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

     6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors when required. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.   Authority and Responsibilities

     General

     The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company's financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor's report.

     Oversight of Independent Auditors

     1. Selection. The Audit Committee shall be directly responsible for appointing, evaluating and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

     2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

     3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

     4. Preapproval of Services. The Audit Committee shall preapprove all services (audit and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

     5. Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, receive and consider the reports required to be made by the independent auditor regarding, among other things, critical accounting policies and practices and other material written communications between the independent auditor and Company management

     Review of Audited Financial Statements

     6. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company's management and independent auditor the Company's audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss.380) requires discussion.

     7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K.

     8. Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in the proxy statement of the Company relating to its annual meeting of security holders.

     Controls and Procedures

     9. Oversight. The Audit Committee shall coordinate the Board of Directors' oversight of the Company's internal accounting controls for financial reporting, the Company's disclosure controls and procedures and the Company's code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

     10. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     11. Related-Party Transactions. The Audit Committee shall review all related party transactions on an ongoing basis, and all such transactions must be approved by the Audit Committee.

     12. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.   Procedures and Administration

     1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

     2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

     3. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

     4. Independent Advisors. The Audit Committee shall have the authority, without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

                                  VOXWARE, INC.

                            2003 STOCK INCENTIVE PLAN

1.   Purpose

     The purpose of this 2003 Stock Incentive Plan (the "Plan") of Voxware, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.   Eligibility

     All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration and Delegation

     (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.   Stock Available for Awards

     (a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to 90,000,000 shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 30,000,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.   Stock Options

     (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of Voxware, Inc., any of Voxware, Inc.'s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of
Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option.

     (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

     (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

     (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1)  in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery; or

          (4)  by any combination of the above permitted forms of payment.

     (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.   Restricted Stock.

     (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the

Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Adjustments for Changes in Common Stock and Certain Other Events

     (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

     (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c) Reorganization Events.

          (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

          (2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

     (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

8.   General Provisions Applicable to Awards

     (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.   Miscellaneous

     (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)).

     (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                  VOXWARE, INC.

             Series D Convertible Preferred Stock Purchase Agreement

                           Dated as of April 16, 2003

                                 VOXWARE, INC.

            Series D Convertible Preferred Stock Purchase Agreement

                           Dated as of April 16, 2003

                               Table of Contents
                                                                           Page
                                                                           ----

ARTICLE I PURCHASE, SALE AND TERMS OF SHARES..................................1

1.01.   The Committed Series D Convertible Preferred Shares; Definitions......1
1.02.   The Common Stock Warrants ............................................1
1.03.   The Series D Warrants.................................................2
1.04.   The Converted Shares..................................................2
1.05.   The Shares............................................................2
1.06.   Purchase Price and Closing............................................2
1.07.   Use of Proceeds.......................................................3
1.08.   Representations and Warranties by the Purchasers......................3
1.09.   Purchase Price Allocation.............................................4

ARTICLE II  CONDITIONS TO PURCHASERS' OBLIGATION..............................5

2.01.   Representations and Warranties........................................5
2.02.   Performance...........................................................5
2.03.   Documentation at Closing..............................................5
2.04.   Board of Directors....................................................8
2.05.   Qualifications........................................................8
2.06.   Consents, Waivers, Etc................................................8
2.07.   Employment Agreement Amendments.......................................8
2.08.   No Material Adverse Changes...........................................8
2.09.   No Event of Default...................................................8
2.10.   Company Subscription for Voxware Europe Shares........................9

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................9

3.01.   Organization and Standing; Subsidiaries...............................9
3.02.   Corporate Action.....................................................10
3.03.   Governmental Approvals...............................................11
3.04.   Litigation...........................................................11
3.05.   Certain Agreements of Officers and Key Employees.....................12
3.06.   Compliance with Other Instruments....................................12
3.07.   Financial Information................................................12
3.08.   No Insolvency........................................................13
3.09.   ERISA................................................................13
3.10.   Transactions with Affiliates.........................................13
3.11.   Assumptions or Guaranties of Indebtedness of Other Persons...........14
3.12.   Investments in Other Persons.........................................14

3.13.   Securities Act.......................................................14
3.14.   Brokers or Finders...................................................14
3.15.   Capitalization; Status of Capital Stock..............................14
3.16.   Registration Rights..................................................15
3.17.   Insurance............................................................15
3.18.   Books and Records....................................................15
3.19.   Title to Assets; Patents.............................................15
3.20.   Computer Programs....................................................16
3.21.   Intellectual Property Rights.........................................17
3.22.   Real Property Holding Corporation....................................17
3.23.   Taxes................................................................17
3.24.   Other Agreements.....................................................18
3.25.   Commission Filings...................................................20
3.26.   Disclosure...........................................................20

ARTICLE IV - DEFINITIONS AND ACCOUNTING TERMS................................20

4.01.   Certain Defined Terms................................................20
4.02.   Accounting Terms.....................................................24

ARTICLE V - MISCELLANEOUS....................................................24

5.01.   No Waiver; Cumulative Remedies.......................................24
5.02.   Amendments, Waivers and Consents.....................................24
5.03.   Addresses for Notices................................................25
5.04.   Costs, Expenses and Taxes............................................25
5.05.   Binding Effect; Assignment...........................................25
5.06.   Prior Agreements.....................................................25
5.07.   Severability.........................................................26
5.08.   Governing Law........................................................26
5.09.   Headings.............................................................26
5.10.   Counterparts.........................................................26
5.11.   Further Assurances...................................................26
5.12.   Indemnification......................................................26
5.13.   Placement Agent......................................................27
5.14.   Exercise of Voxware Europe Call Option...............................28
5.15.   Exclusivity..........................................................28

EXHIBITS
--------

 1.01      List of Purchasers
 1.01A     Amended and Restated Certificate of Incorporation of the Company
 1.02A     Form of Common Stock Warrant
 1.02B     Form of Common Stock Warrant to Ridgecrest
 1.03      Form of Series D Warrant
 2.03B     Opinion of Hale and Dorr LLP
 2.03F     Stockholders Agreement
 2.03I     Investor Rights Agreement
 2.03K     Proprietary Information and Inventions Agreement
 2.03R     Castle Creek Settlement Agreement and Mutual Release
 2.03S     Nash Fitzwilliams Consulting Agreement and Release
 3.01      Subsidiaries
 3.04      Litigation
 3.05      Agreements with Officers and Key Employees
 3.07      Financial Information
 3.10      Transactions with Affiliates
 3.15      Capitalization
 3.16      Registration Rights
 3.19      Title to Assets
 3.20      Computer Programs
 3.24      Agreements
 4.01A     Creafund Exchange Agreement
 4.01B     Series B Exchange Agreement
 4.01C     Series C Exchange Agreement
 5.13      Placement Agent Purchasers

                                  Voxware, Inc.
                            Lawrenceville Office Park
                                   PO Box 5363
                            Princeton, NJ 08543-5363

                                                       As of April 16, 2003

TO:  The Persons listed on Exhibit 1.01 hereto

     Re: Series D Convertible Preferred Stock Financing

Ladies and Gentlemen:

     Voxware, Inc. a Delaware corporation (the "Company"), agrees with each of you as follows:

                                    ARTICLE I

                       PURCHASE, SALE AND TERMS OF SHARES

     1.01 The Committed Series D Convertible Preferred Shares; Definitions. At the time of the Closing, the Company shall have authorized the issuance and sale of up to 485,267,267 shares (the "Committed Series D Preferred Shares") of its previously authorized but unissued shares of Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), at a purchase price of $0.015 per share (the "Purchase Price") or upon the exchange or conversion of certain equity interests in the Company as further described in
Section 1.06 and on Exhibit 1.01 hereto, the sufficiency of which the Company hereby agrees, to the persons (collectively, the "Purchasers" and, individually, a "Purchaser") and in the respective amounts set forth on Exhibit 1.01. A description of the preferences, voting powers, qualifications, and special or relative rights or privileges of the Series D Preferred Stock is set forth in the Amended and Restated Certificate of Incorporation of the Company, the form of which is attached hereto as Exhibit 1.01A. Capitalized terms used in this Agreement and not elsewhere defined, are defined in Section 4.01.

     1.02. The Common Stock Warrants. At the time of the Closing, the Company shall have also authorized the issuance at the Closing of Common Stock warrants (the "Common Stock Warrants") to certain Purchasers for the purchase (subject to adjustment as provided therein) of up to an aggregate of 28,000,000 shares of Common Stock in the respective amounts set forth on Exhibit 1.01 hereto under the heading "Common Stock Warrants" based on the Warrant Percentages in Exhibit
1.01 as further discussed in Section 1.03 below; provided,

       Series D Convertible Preferred Stock Purchase Agreement -- Page 2

however that number of shares of Common Stock issuable upon the exercise of the Common Stock Warrant to be issued to Ridgecrest shall be based on the terms set forth in Section 5.13 hereto. The Common Stock Warrants shall be exercisable at a purchase price of $0.015 per share (subject to adjustment as provided therein) and shall be in the form set forth in Exhibit 1.02A hereto; provided, however that the Common Stock Warrant issued to Ridgecrest shall be in the form set forth in Exhibit 1.02B.

     1.03. The Series D Warrants. At the time of the Closing, the Company shall have also authorized the issuance at the Closing of Series D Preferred Stock warrants (the "Series D Warrants" and, together with the Common Stock Warrants, the "Warrants") for up to an aggregate maximum of 93,333,333 additional shares of Series D Preferred Stock. The Series D Warrants shall be exercisable at a purchase price of $0.001 per share (subject to adjustment as provided therein) and shall be in the form set forth in Exhibit 1.03 hereto. The Series D Warrants shall be issued to the Purchasers based on the respective percentage amounts listed on Exhibit 1.01 under the heading "Warrant Percentages", which percentage for each Purchaser shall be based upon a fraction, the numerator of which is the cash dollar amount paid by such Purchaser under this Agreement for Committed Series D Preferred Shares and the denominator of which is the aggregate cash dollar amount paid by all Purchasers under this Agreement for Committed Series D Preferred Shares. The term "Warrants" shall also include any warrant delivered in exchange or replacement of the "Warrants."

     1.04. The Converted Shares. At the time of the Closing, the Company shall have authorized and shall have reserved and the Company hereby covenants to continue to reserve, free of preemptive rights and other preferential rights,
(i) a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Series D Preferred Stock (including the Common Stock issuable upon the conversion of Series D Preferred Stock issuable upon the exercise of the Series D Warrants) and any other outstanding previously issued preferred shares and the exercise rights of the holders of the Common Stock Warrants and (ii) a sufficient number of its previously authorized but unissued shares of Series D Preferred Stock to satisfy the exercise rights of the holders of the Series D Warrants. Any shares of Common Stock issuable upon conversion of the Series D Preferred Stock (including the Common Stock issuable upon the conversion of Series D Preferred Stock issuable upon the exercise of the Series D Warrants) and any other outstanding previously issued preferred shares, and such shares when issued, are herein referred to as the "Converted Shares." Any shares of Series D Preferred Stock and Common Stock issuable upon the exercise of the Warrants, and such shares when issued, are herein referred to as "Warrant Shares."

     1.05. The Shares. The Committed Series D Preferred Shares, the Converted Shares and the Warrant Shares are sometimes collectively referred to herein as the "Shares."

     1.06. Purchase Price and Closing. The Company agrees to issue and sell to the Purchasers and, subject to and in reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Committed Series D Preferred Shares and Warrants set forth opposite their

       Series D Convertible Preferred Stock Purchase Agreement -- Page 3

respective names in Exhibit 1.01 attached hereto under the headings "Committed Series D Preferred Shares". The aggregate dollar purchase price of or other consideration being given for the Committed Series D Preferred Shares and the Warrants being purchased by each Purchaser at the Closing is set forth opposite such Purchaser's name in Exhibit 1.01 under the heading "Aggregate Dollar Purchase Price or Other Consideration". The purchase and sale shall take place at a closing (the "Closing") to be held at the offices of Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110, on such date and at such time as may be mutually agreed upon, but in any event not later than five (5) business days after formal shareholder approval of all the matters contained in the Proxy Statement or June 30, 2003; provided that the Purchasers with rights to purchase a majority in interest of the Committed Series D Preferred Shares to be issued pursuant to Section 1.01 may in their sole discretion extend such dates.

     At the Closing, the Company will issue and deliver (a) certificates evidencing the Committed Series D Preferred Shares to be sold at the Closing to each of the applicable Purchasers (or its nominees) and (b) Warrants to each of the applicable Purchasers (or its nominee), in each case against payment of the full purchase price therefor by (i) wire transfer, (ii) check payable to the order of the Company, (iii) surrender of the principal and interest amount due under any promissory notes or debentures of the Company payable to the order of such Purchaser, (iv) amendment of the rights, preferences, privileges, qualifications, voting powers and other terms of the Series B Preferred Stock as set forth in the Amended and Restated Certificate of Incorporation of the Company, the form of which is attached hereto as Exhibit 1.01A, (v) surrender of shares of Series C Preferred Stock (including the rights to any accrued dividends or other payments thereon) held by such Purchaser, (vi) surrender of interests in Voxware Europe (including the rights to any accrued dividends or other payments with respect thereto) held by such Purchaser, (vii) surrender of warrants to purchase Common Stock held by such Purchaser, (viii) in the case of Ridgecrest, provision of adequate and acceptable services as provided for in
Section 5.13, or (ix) any agreed to combination of (i), (ii), (iii), (iv), (v),
(vi), (vii) and (viii) above; provided, however, that the Shares issuable pursuant to (v) above shall be proportionately reduced for any conversion of Series C Preferred Stock between the date hereof and the Closing. In the event that any Purchaser makes payment in whole or in part by cancellation of indebtedness, such Purchaser shall surrender the evidence of such indebtedness for cancellation at the Closing.

     1.07. Use of Proceeds. The Company shall use up to $650,000 of the proceeds to pay Castle Creek in consideration of its agreement to amend the rights, preferences, privileges, qualifications, voting powers and other terms of the Series B Preferred Stock, up to $30,000 of the proceeds to pay the accrued and unpaid interest owed to certain members of the Creafund Group under certain 10% Convertible Debentures Due July 1, 2003 issued by the Company, and shall use the remainder of such proceeds for working capital requirements and general corporate purposes.

     1.08. Representations and Warranties by the Purchasers. Each of the Purchasers represents and warrants severally, but not jointly, that: (a) it is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"); (b) it will acquire the Series D Preferred Stock and the Warrants to be acquired by it for its own

       Series D Convertible Preferred Stock Purchase Agreement -- Page 4

account and that such Series D Preferred Stock and Warrants are being and will be acquired by it for the purpose of investment and not with a view to distribution or resale thereof; (c) the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Purchaser, and this Agreement has been duly executed and delivered, and constitutes a valid, legal, binding and enforceable agreement of such Purchaser; (d) it understands that the Series D Preferred Stock and the Warrants have not been registered under the Securities Act, and that no trading market exists for such securities; (e) it has reviewed or has had an opportunity to ask questions of, and to receive answers from, the Company and its representatives, with respect to the Company and the terms and conditions of this transaction, and it confirms that, to its knowledge, all information, documents, records and books pertaining to the Company and the Purchaser's investment in the Company requested by the Purchaser have been made available or delivered to it to the Purchaser's full satisfaction; provided, however, that the foregoing does not limit or modify the representations and warranties of the Company in Article III of this Agreement or the right of such Purchaser to rely thereon; and (f) except with respect to Ridgecrest, as applicable and as further set forth in Section 5.13 hereto, it has taken no action which would give rise to any claim by any other person for any brokerage commissions, finders' fees or the like relating to this Agreement or the transactions contemplated hereby. The acquisition by each Purchaser of the Series D Preferred Stock and the Warrants acquired by it shall constitute a confirmation of the representations and warranties made by each such Purchaser as at the date of such acquisition. Each of the Purchasers further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Preferred Stock and all Warrants shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     1.09. Purchase Price Allocation. The Company and the Purchasers (other than Ridgecrest) having adverse interests and as a result of arm's length bargaining, agree that (i) neither such Purchasers nor any of their partners, members or employees has rendered or has agreed to render any services to the Company in connection with this Agreement or the issuance of the Warrants; (ii) the Warrants are not being issued as compensation; and (iii) for the purpose, and within the meaning, of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), the issue price of the Warrants is $0.001 per Warrant Share. The Company and

        Series D Convertible Preferred Stock Purchase Agreement -- Page 5

such Purchasers acknowledge that this allocation is based on the relative fair market values of the Series D Preferred Stock and the Warrants. The Company and such Purchasers recognize that this Agreement determines the original issue discount to be taken into account by the Company and such Purchasers for federal income tax purposes and they agree to adhere to this Agreement for such purposes.

                                   ARTICLE II

                      CONDITIONS TO PURCHASERS' OBLIGATION

     The obligation of each Purchaser to purchase and pay for the Series D Preferred Stock to be purchased by it at the Closing, as well as the Purchasers' other respective obligations under this Agreement (other than Ridgecrest's obligations under Section 5.13), are subject to the fulfillment to the Purchasers' satisfaction of each of the following conditions as of the Closing date:

     2.01. Representations and Warranties. Each of the representations and warranties of the Company set forth in Article III hereof shall be true and correct on the date of the Closing.

     2.02. Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Company at or prior to the Closing shall have been performed or complied with.

     2.03. Documentation at Closing. The Purchasers shall have received prior to or at the Closing all of the following documents or instruments, or evidence of completion thereof, each in form and substance satisfactory to the Purchasers and their counsel:

               (a) A copy of the Amended and Restated Certificate of Incorporation of the Company, certified by the state secretary of the State of Delaware as of a date not more than seven (7) days prior to the Closing date, a copy of the votes of the Board of Directors evidencing the adoption of the Amended and Restated Certificate of Incorporation, the approval of this Agreement, the issuance of the Series D Preferred Stock and the Warrants and the other matters contemplated hereby, a copy of the votes of the stockholders of the Company evidencing the adoption of the Amended and Restated Certificate of Incorporation, and approval of each of the other matters set forth for their approval in the Proxy Statement, and a copy of the Bylaws of the Company, all of which shall have been certified by the Secretary of the Company to be true, complete and correct in every particular, and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to this Agreement, the Shares and the Warrants.

               (b) An opinion of Hale and Dorr LLP, counsel to the Company, in the form of Exhibit 2.03B attached hereto.

               (c) A certificate of the Secretary of the Company certifying the names of the officers of the Company authorized to sign this Agreement, the certificates for the Series D

       Series D Convertible Preferred Stock Purchase Agreement -- Page 6

Preferred Stock, and the other documents, instruments or certificates to be delivered pursuant to this Agreement by the Company or any of its officers, together with the true signatures of such officers. The Purchasers may conclusively rely on such certificate until they shall receive a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting the signatures of the officers named in such further certificate.

               (d) A certificate of the President of the Company stating that the representations and warranties of the Company contained in Article III hereof and otherwise made by the Company in writing in connection with the transactions contemplated hereby are true and correct as of the Closing and that all conditions required to be performed prior to or at the Closing have been performed as of the Closing.

               (e) The Amended and Restated Certificate of Incorporation of the Company shall provide for the rights and preferences of the Series D Preferred Stock, and for the amendment of the rights and preferences of the Series B Preferred Stock, as set forth in Exhibit 1.01A attached hereto.

               (f) A Stockholders Agreement in the form set forth in Exhibit 2.03F (the "Stockholders Agreement") duly executed and delivered by the parties named therein.

               (g) A Certificate of Good Standing for the Company certified by the state secretary of the State of Delaware as of a date not more than three
(3) business days prior to the Closing date. Certificates of good standing with respect to the Company, certified by the respective state officer of the states in which the conduct of the Company's business requires it to be licensed or qualified to transact business as a foreign corporation and in good standing, in each case as of a date not more than three (3) business days prior to the Closing date. A certificate of good standing or other document similar in substance for each of the Company's Subsidiaries issued by the appropriate government official of all of the jurisdictions of incorporation and jurisdictions of foreign qualification or licensing of such Subsidiaries.

               (h) Payment for the costs, expenses, taxes and filing fees identified in Section 5.04.

               (i) An Investor Rights Agreement in the form set forth in Exhibit 2.03I (the "Investor Rights Agreement") duly executed and delivered by the parties named therein.

               (j) A copy of the Bylaws of the Company, which shall be in form and substance reasonably satisfactory to the Purchasers and their special counsel and which shall include the provisions set forth in Section 13(a)(xi) of the Investor Rights Agreement.

               (k) A Proprietary Information and Inventions Agreement in the form set forth in Exhibit 2.03K duly executed and delivered by each of the Key Employees of the Company.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 7

               (l) Participation of the Creafund Group in the Closing through
(i) the surrender to the Company of all outstanding promissory notes and debentures issued by the Company to such Persons or any related parties and (ii) conversion of such Persons' ownership interest in Voxware Europe, in each case on the terms set forth in this Agreement and in accordance with the terms of the Creafund Exchange Agreement.

               (m) Participation of all holders of Series B Preferred Stock in the Closing through the amendment of the rights, preferences and other terms of the Series B Preferred Stock, in each case on the terms set forth in this Agreement and in accordance with the terms of the Series B Exchange Agreement.

               (n) Participation of all holders of Series C Preferred Stock in the Closing through the surrender to the Company of all outstanding shares of Series C Preferred Stock and certain outstanding warrants to purchase shares of Common Stock, in each case on the terms set forth in this Agreement and in accordance with the terms of the Series C Exchange Agreement.

               (o) Cancellation of all outstanding warrants issued by the Company prior to the Closing except warrants exercisable for (i) 325,000 shares of Common Stock issued to InRoad, Inc., with an exercise price of $0.032 per share, (ii) 50,000 shares of Common Stock issued to Stratos Product Development, LLC, with an exercise price of $0.032 per share, (iii) 50,000 shares of Common Stock issued to Institutional Finance Group, LLC, with an exercise price of $3.44 per share, (iv) 79,681 shares of Common Stock issued to Mark Olivola, with an exercise price of $0.1255, (v) 29,880 shares of Common Stock issued to Burnbrae Ltd., with an exercise price of $0.1255, (vi) 9,960 shares of Common Stock issued to Diathermi Investment Ltd., with an exercise price of $0.1255,
(vii) 39,840 shares of Common Stock issued to Mark Wentworth Foster-Brown, with an exercise price of $0.1255, (viii) 59,761 shares of Common Stock issued to Pictet Private Equity Investors SA, with an exercise price of $0.1255, (ix) 278,884 shares of Common Stock issued to Oracle Management, with an exercise price of $0.1255, and (x) 39,840 shares of Common Stock issued to Barry Frankel, with an exercise price of $0.1255.

               (p) Each holder of Series B Preferred Stock, Series C Preferred Stock and any other capital stock of the Company shall have waived all its respective cash redemption rights, pre-emptive rights, rights of first refusal, co-sale rights and anti-dilution protections, as applicable, with respect to the transactions contemplated hereby and by the other Financing Documents.

               (q) Participation of the Purchasers specified on Exhibit 1.01 hereto to participate in the Closing on the terms set forth in this Agreement.

               (r) A Settlement Agreement and Mutual Release in the form set forth in Exhibit 2.03R (the "Settlement Agreement") duly executed and delivered by the parties named therein with respect to certain claims against the Company by Castle Creek.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 8

               (s) A Consulting Agreement and a Release, each in the form set forth in Exhibit 2.03S and each duly executed and delivered by the parties named therein, with respect to certain consulting services to be performed by Nash Fitzwilliams for the Company and certain claims against the Company by Nash Fitzwilliams, respectively.

     2.04. Board of Directors. The Board of Directors at the time of the Closing shall consist of up to seven (7) members, of which the members shall be Bathsheba J. Malsheen, David B. Levi, Eli Porat, and four (4) members nominated by the holders of a majority in interest of the Series D Preferred Stock, who shall initially be Joseph A. Allegra, Mike Janis, Ross T. Martinson and Glenn Rieger, or such other individuals as nominated by the proposed Purchasers of a majority in interest of the Series D Preferred Stock.

     2.05. Qualifications. As of the Closing, all authorizations, approvals or permits of or filings with, any governmental authority, including state securities or "Blue Sky" offices, that are required by law in connection with the lawful sale and issuance of the Series D Preferred Stock and the Warrants shall have been duly obtained by the Company and shall be effective as of the Closing, except for any notice that may be required subsequent to the Closing under applicable state and/or federal securities laws (which, if required, shall be filed on a timely basis).

     2.06. Consents, Waivers, Etc. Prior to the Closing, the Company shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement and issue the Series D Preferred Stock and the Warrants, and to carry out the transactions contemplated hereby and thereby, and all such consents and waivers shall be in full force and effect. All corporate and other action and governmental filings necessary to effectuate the terms of this Agreement, the Series D Preferred Stock, the Warrants and other agreements and instruments executed and delivered by the Company in connection herewith shall have been made or taken, except for any post-sale filing that may be required under federal or state securities laws. In addition to the documents set forth above, the Company shall have provided to the Purchasers any other information or copies of documents that the Purchasers may reasonably request.

     2.07. Employment Agreement Amendments. The Company and each of Bathsheba J. Malsheen and Nicholas Narlis shall have entered into amendments to their respective existing employment agreements, in form acceptable to the Investors regarding the respective terms of their employment.

     2.08 No Material Adverse Changes. Edison shall not have concluded that a material adverse change in the financial condition, business, operations, affairs or prospects of the Company has occurred, nor that any fact exists nor has any event or circumstance occurred which reasonably could give rise to such a material adverse change.

     2.09 No Event of Default. No Event of Default (as such term is defined in the Settlement Agreement) shall have occurred under the Settlement Agreement, and the Company shall not have received any notice alleging an Event of Default under the Settlement Agreement.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 9

     2.10 Company Subscription for Voxware Europe Shares. The Company shall have purchased the additional number of common shares of Voxware Europe necessary in order to reinstall the minimum required capital of Voxware Europe according to Articles 633 and 634 of the Corporation Law of Belgium and as further set forth in Section 4.5.a. of the Creafund Exchange Agreement, which common shares shall be paid for by the Company through a reduction of the inter-company loan account currently owed by Voxware Europe to the Company.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     For purposes of this Article III, unless otherwise specified or the context otherwise requires, the term "Company" shall include the Company and each of its Subsidiaries. The Company represents and warrants to the Purchasers as follows:

     3.01. Organization and Standing; Subsidiaries.

               (a) The Company is a duly organized and validly existing corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority for the ownership and operation of its properties and for the carrying on of its business as now conducted and as now proposed to be conducted. The Company is duly licensed or qualified and in good standing as a foreign corporation authorized to do business in all jurisdictions wherein the character of the property owned or leased, or the nature of the activities conducted, by it makes such licensing or qualification necessary, except for any jurisdiction where the failure to be so qualified or licensed would not result in a Material Adverse Change to the business, operations, affairs or financial condition of the Company or in its properties or assets taken as a whole.

               (b) The attached Exhibit 3.01 contains a list of all Subsidiaries of the Company. Except for such Subsidiaries, the Company does not (i) own of record or beneficially, directly or indirectly, (A) any shares of capital stock or securities convertible into capital stock of any other corporation or (B) any participating interest in any partnership, joint venture or other non-corporate business enterprise, or (C) any assets comprising the business or material obligations of any other corporation, partnership, joint venture or other non-corporate business enterprise or (ii) control, directly or indirectly, any other entity.

               (c) Each of the Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except for any jurisdiction where the failure to be so qualified or licensed would not result in a Material Adverse

       Series D Convertible Preferred Stock Purchase Agreement -- Page 10

Change to the business, operations, affairs or financial condition of such Subsidiary or in its properties or assets taken as a whole. Each of the Subsidiaries has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as now proposed to be conducted. Except as disclosed on Exhibit 3.01, all of the outstanding shares of capital stock of each of the Subsidiaries are owned beneficially and of record by the Company, one of its other wholly owned Subsidiaries, or any combination of the Company and/or one or more of its other wholly owned Subsidiaries, all as specified in Exhibit 3.01, in each case free and clear of any liens, charges, restrictions, claims or encumbrances of any nature whatsoever, except for those disclosed in Exhibit 3.01; and, except as disclosed in Exhibit 3.01, there are no outstanding subscriptions, warrants, options, convertible securities, or other rights (contingent or other) pursuant to which any of the Subsidiaries is or may become obligated to issue any shares of its capital stock to any Person other than the Company or one of the other Subsidiaries.

     3.02. Corporate Action. The Company has all necessary corporate power and, subject to the approval of the stockholders of the Company of the matters set forth for their approval in the Proxy Statement, has taken all corporate action required to enter into and perform this Agreement and any other agreements and instruments contemplated hereby or executed in connection herewith (collectively, the "Financing Documents"). Subject to the approval of the stockholders of the Company of the matters set forth in the Proxy Statement, the Financing Documents are valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in any of the Financing Documents may be limited by applicable federal or state securities laws. The issuance, sale and delivery of the Series D Preferred Stock and the Warrants in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company, subject to the approval of the stockholders of the Company of the matters set forth for their approval in the Proxy Statement. The issuance and delivery of the Converted Shares upon conversion of the Series D Preferred Stock and any other preferred shares and the issuance and delivery of the Warrant Shares upon the exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Company, subject to the approval of the stockholders of the Company of the matters set forth for their approval in the Proxy Statement. At the time of the Closing, sufficient authorized but unissued shares of Common Stock and Series D Preferred Stock shall have been reserved by appropriate corporate action in connection with the prospective conversion or exercise, as applicable, of the Series D Preferred Stock (including the Common Stock issuable upon the conversion of Series D Preferred Stock issuable upon the exercise of the Series D Warrants), the Warrants and any other preferred shares or warrants at their respective conversion or exercise prices. The Series D Preferred Stock and the Warrants, when issued, sold and delivered in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable, are not subject to preemptive rights or other preferential rights in any present or future stockholders of the Company other than as set forth in the Stockholders Agreement, will not be subject to any Lien, and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound. The Converted Shares upon the conversion of the Series D Preferred Stock

       Series D Convertible Preferred Stock Purchase Agreement -- Page 11

and any other preferred shares, and the Warrant Shares upon the exercise of the Warrants will be duly and validly issued, fully paid and non-assessable, will not be subject to preemptive rights or other preferential rights in any present or future stockholders of the Company other than as set forth in the Stockholders Agreement, will not be subject to any Lien, and will not conflict with any provision of any agreement or instrument to which the Company is a party or by which it or its property is bound.

     3.03. Governmental Approvals. Except for the filing of the Proxy Statement with the Commission and the filing of any notice subsequent to the Closing that may be required under applicable state and/or federal securities laws (which, if required, shall be filed on a timely basis), no authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for the execution and delivery by the Company of this Agreement, for the offer, issue, sale and delivery of the Series D Preferred Stock or the Warrants, for the issue and delivery of the Converted Shares upon conversion of the Series D Preferred Stock or any other preferred shares, for the issue and delivery of the Warrant Shares upon the exercise of the Warrants, or for the performance by the Company of its obligations under this Agreement.

     3.04. Litigation. Except as described in Exhibit 3.04, there is no litigation or governmental proceeding or investigation pending or, to the Company's knowledge, threatened against the Company affecting any of its respective material properties or assets, or against any officer of the Company or Key Employee relating to any such person's performance of duties for the Company or relating to his stock ownership in the Company or otherwise relating to the business of the Company, nor to the knowledge of the Company has there occurred any event or does there exist any condition on the basis of which any such material litigation, proceeding or investigation might properly be instituted. The Company is not in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other governmental agency. To the knowledge of the Company, no officer of the Company or Key Employee is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or other governmental agency relating to such person's performance of duties for the Company or relating to his stock ownership in the Company or otherwise relating to the business of the Company. Except as described in Exhibit 3.04, there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened which could reasonably be expected to result, either in any case or in the aggregate, in any material adverse effect on the business, operations, affairs or condition (financial or otherwise) of the Company or in its properties or assets taken as a whole, or which directly or indirectly challenge the validity of this Agreement, any of the Shares or the Warrants, or any action taken or to be taken pursuant hereto or thereto (each a "Material Adverse Effect"). The foregoing sentences include, without limiting their generality, actions pending or, to the knowledge of the Company, threatened involving the prior employment of any of the Company's officers or Key Employees or their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 12

     3.05. Certain Agreements of Officers and Key Employees.

               (a) Except as listed in Exhibit 3.05, the Company is not a party to or obligated in connection with its business with respect to (i) outstanding contracts with employees, agents, consultants, advisers, sales representatives, distributors, sales agents or dealers or (ii) collective bargaining agreements or contracts with any labor union or other representative of employees or any employee benefits provided for by any such agreement.

               (b) To the knowledge of the Company, no officer or Key Employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, proprietary information agreement, noncompetition agreement, or any other contract or agreement or any restrictive covenant relating to the right of any such officer or Key Employee to be employed by the Company because of the nature of the business conducted or now proposed to be conducted by the Company or relating to the use of trade secrets or proprietary information of others, and, to the knowledge of the Company, the continued employment of the Company's officers and Key Employees does not subject the Company or any Purchaser to any liability to third parties.

               (c) To the knowledge of the Company, no officer of the Company nor any Key Employee of the Company whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has expressed any present intention of terminating his employment with the Company.

     3.06. Compliance with Other Instruments. The Company is in compliance with the terms and provisions of this Agreement and of its Certificate of Incorporation and Bylaws, each as amended, and with all material mortgages, indentures, leases, agreements and other instruments, if any, by which it is bound or to which it or any of its respective properties or assets are subject. The Company is in compliance with all material judgments, decrees, governmental orders, statutes, rules or regulations by which it is bound or to which any of its properties or assets are subject. Neither the execution and delivery of this Agreement or the issuance of the Shares or the Warrants, nor the consummation of any transaction contemplated by this Agreement, (i) has constituted or resulted in or will constitute or result in a default or violation of any term or provision of any of the foregoing documents, instruments, judgments, agreements, decrees, orders, statutes, rules and regulations, (ii) has resulted in a violation of or will result in a violation of any currently outstanding redemption rights, pre-emptive rights, rights of first refusal or co-sale rights applicable to the Company or the capital stock or other securities of the Company, or (iii) will trigger any currently outstanding anti-dilution protections with respect to the capital stock or other securities of the Company.

     3.07. Financial Information. The audited financial statements of the Company as of and for the period ended June 30, 2002 and the unaudited financial statements of the Company as of and for the period ended December 31, 2002, attached hereto as Exhibit 3.07, present fairly the financial position of the Company as of the dates thereof and the results of operations for the periods covered thereby (subject, in the case of such unaudited financial statements, to immaterial year-end audit adjustments) and have been prepared in accordance with generally

       Series D Convertible Preferred Stock Purchase Agreement -- Page 13

accepted accounting principles consistently applied, except for the absence of footnotes not customarily included in such statements (the "Financial Statements"). The Company does not know of any material liability, contingent or otherwise, not adequately reflected in or reserved against in the aforesaid financial statements or in the notes thereto. Except as set forth in Exhibit 3.07, since December 31, 2002, (i) there has been no Material Adverse Change,
(ii) neither the business, condition, or operations of the Company nor any of the properties or assets of the Company have been materially adversely affected as the result of any legislative or regulatory change, any revocation or change in any franchise, permit, license or right to do business, or any other event or occurrence, whether or not insured against; and (iii) the Company has not entered into any material transaction other than in the ordinary course of business, made any dividend or distribution on its capital stock, or redeemed or repurchased any of its capital stock other than as contemplated by this Agreement.

     3.08. No Insolvency. No insolvency proceeding of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting the Company or any of its assets or properties, is pending or, to the knowledge of the Company, threatened. The Company has not taken any action in contemplation of, or that would constitute the basis for, the institution of any such insolvency proceedings.

     3.09. ERISA. The Company has complied in all material respects with all applicable laws relating to wages, hours and collective bargaining. The Company has not maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any "Employee Pension Benefit Plan" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA), "multi-employer plan" (as defined in Section 3(37) of ERISA), plan of deferred compensation, medical plan, life insurance plan, long-term disability plan, dental plan or other plan providing for the welfare of any of the Company's or any Affiliate's employees or former employees or beneficiaries thereof, personnel policy, excess benefit plan, bonus or incentive plan (including but not limited to stock options, restricted stock, stock bonus and deferred bonus plans), salary reduction agreement, change-of-control agreement, consulting agreement, worker's compensation law, unemployment compensation law, social security law or any other benefit program or contract, except as required by law.

     3.10. Transactions with Affiliates. Except as set forth on Exhibit 3.10 and except as contemplated hereby or consented to by the Purchasers in accordance with this Agreement, there are no loans, leases, royalty agreements or other continuing transactions between the Company and (a) any officer, employee or director of the Company, or (b) any Person owning 5% or more of any class of capital stock of the Company, or (c) any member of the immediate family of such officer, employee, director or stockholder, or (d) any corporation or other entity controlled by such officer, employee, director or stockholder or a member of the immediate family of such officer, employee, director or stockholder.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 14

     3.11. Assumptions or Guaranties of Indebtedness of Other Persons. Except as contemplated hereby or consented to by the Purchasers in accordance with this Agreement, the Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including, without limitation, liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss), any Indebtedness of any other Person.

     3.12. Investments in Other Persons. The Company has not made any loan or advance to any Person, other than in the normal course of business and on an arm's length basis on commercially reasonable terms and as reflected in the Financial Statements, which, after giving effect to the transactions contemplated hereby, is outstanding on the date of this Agreement, nor is it committed or obligated to make any such loan or advance.

     3.13. Securities Act. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares. Neither the Company nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Shares or the Warrants, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Shares or the Warrants under the registration provisions of the Securities Act and applicable state securities laws.

     3.14. Brokers or Finders. Except as set forth in Section 5.13 hereto, no Person has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon the Company for any commission, fee or other compensation as a finder or broker because of any act or omission by the Company or any of their respective agents.

     3.15. Capitalization; Status of Capital Stock. The Company has a total authorized capitalization consisting of (i) 180,000,000 shares of Common Stock, par value $.001 per share, of which 26,210,001 shares are issued and outstanding on the date hereof; and (ii) 10,000,000 shares of preferred stock, par value $.001 per share, (a) 4,000 of which shares are designated as Series A Preferred Stock, of which no shares are issued and outstanding on the date hereof, (b) 3,635 of which shares are designated as Series B Preferred Stock, of which approximately 2,087 shares are issued and outstanding on the date hereof, and
(c) 2,000 of which shares are designated as Series C Preferred Stock, of which 1,795 shares are issued and outstanding on the date hereof, in each case without giving effect to the transactions contemplated hereby. As of the Closing, the Company shall have 600,000,000 shares of its preferred stock which shall have been designated as Series D Preferred Stock. A complete list of the capital stock of the Company and the names in which such capital stock is currently registered on the stock transfer books of the Company is set forth in Exhibit
3.15 hereto. All the outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable. The Series D Preferred Stock and the Warrants, when issued and delivered in accordance with the terms hereof and after payment of the purchase price or provision of such other applicable consideration therefor, will be duly authorized, validly issued, fully paid and non-assessable. The Converted Shares, when issued and delivered upon conversion of the Series D Preferred Stock or any other preferred shares and the Warrant Shares, when issued and delivered upon the exercise

       Series D Convertible Preferred Stock Purchase Agreement -- Page 15

of the Warrants, will be duly authorized, validly issued, fully-paid and non-assessable. Except as otherwise set forth in Exhibit 3.15, no preemptive, conversion or other rights, options, warrants, subscriptions or purchase rights of any nature to acquire from the Company shares of capital stock or other securities are authorized, issued or outstanding, nor is the Company obligated in any other manner to issue shares of its capital stock or other securities except as contemplated by this Agreement. Except as set forth in Exhibit 3.15, there are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant federal and state securities laws and as otherwise contemplated by this Agreement, the Stockholders Agreement and the Investor Rights Agreement. Other than as provided in this Section, there are no agreements, understandings, trusts or other collaborative arrangements or understandings concerning the voting of the capital stock of the Company. Subject to applicable representations and warranties by purchasers of the Company's capital stock, the offer and sale of all capital stock and other securities of the Company issued before the Closing complied with or were exempt from all applicable federal and state securities laws and no stockholder has a right of rescission with respect thereto.

     3.16. Registration Rights. Except for the rights granted to the Purchasers pursuant to the Investor Rights Agreement or as set forth in Exhibit 3.16, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement.

     3.17. Insurance. The Company carries insurance in reasonably adequate amounts covering its properties and businesses customary for the type and scope of its properties and businesses.

     3.18. Books and Records. The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

     3.19. Title to Assets; Patents.

     (a) The Company has good and marketable title in fee to such of its fixed assets, if any, as are real property, and good and marketable title to all of its other assets and properties, free of any mortgages, pledges, charges, Liens, security interests or other encumbrances of any kind, except for those disclosed on Exhibit 3.19. The Company enjoys peaceful and undisturbed possession under all leases under which it is operating, and all said leases are valid and subsisting and in full force and effect.

     (b) Set forth in Exhibit 3.19 is a list and brief description of all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names and registered copyrights, and applications for such that are in the process of being prepared, owned by or registered in the name of the Company, or of which the Company is a licensor or licensee or in which the Company has any right, and in each case a brief description of the nature of such right. Except as set forth in Exhibit 3.19, there is no adverse claim that

       Series D Convertible Preferred Stock Purchase Agreement -- Page 16

would interfere with the Company's right to use the patents, patent rights, permits, licenses, trade secrets, trademarks, trademark rights, trade names or trade name rights or franchises, copyrights, inventions, software and intellectual property rights being used in the Company's business as now operated and as now proposed to be operated; the conduct of the Company's business as now operated and as now proposed to be operated does not conflict and will not conflict with valid patents, patent rights, permits, licenses, trade secrets, trademarks, trademark rights, tradenames or tradename rights or franchises, copyrights, inventions, and intellectual property rights of any other Person. No product or process presently used or now proposed to be manufactured, marketed, offered, sold or used by the Company violates (or will violate based on any now proposed use) any license or infringe on any intellectual property rights of any other Person; and, except as set forth in
Exhibit 3.19, neither the Company's property rights nor the present operation or now proposed operation of the Company's business conflicts with the rights of others. Except as set forth in Exhibit 3.19, no claim is pending or, to the Company's knowledge, threatened to the effect that any such intellectual property owned or licensed by the Company, or which the Company otherwise has the right to use, is invalid or unenforceable by the Company, and the Company has no reason to believe that any patents or intellectual property rights owned or used by the Company may be invalid. The Company has no obligation to compensate any Person for the use of any such patents or rights and the Company has not granted any Person any license or other rights to use in any manner any of the patents or rights of the Company, whether requiring the payment of royalties or not. The Company has not entered into any agreement to indemnify any other Person against any charge of infringement of any patent, trademark, trade name, service mark or copyright.

     3.20. Computer Programs.

          (a) Set forth in Exhibit 3.20 is a list and brief description of the Computer Programs (other than off-the-shelf Computer Programs) owned, licensed or otherwise used by the Company in connection with the operation of its business as currently conducted or now proposed to be conducted (such Computer Programs being referred to herein as the "Company Software"), identifying with respect to each such Computer Program whether it is owned, licensed or otherwise used by the Company. Exhibit 3.20 identifies all material agreements relating to the Company Software (the "Software Contracts") and further classifies each such Software Contract under one of the following categories: (A) license to use third party software; (B) development contract, work-for-hire agreement, or consulting agreement; (C) distributor, dealer or value added reseller agreement;
(D) license or sublicense to a third party (including agreements with end-users); (E) maintenance, support or enhancement agreement; or (F) other.

          (b) Except as disclosed in Exhibit 3.20, the Computer Programs included in the Company Software are (i) owned by the Company, (ii) currently in the public domain or otherwise available to the Company without the approval or consent of any third party, or (iii) licensed or otherwise used by the Company pursuant to the terms of valid, binding written agreements.

          (c) The Company Software owned, designed or developed by the Company or any of its employees, consultants or agents conforms in all material respects to the technical

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       Series D Convertible Preferred Stock Purchase Agreement -- Page 17

specifications for the design, performance, operation, test, support and maintenance of the Company's Software, and all other documentation relating to such technical specifications. No portion of the Company Software sold or licensed by the Company directly or indirectly to end users contained, on the date of shipment by the Company, no portion of the Company Software currently for sale or license directly or indirectly to end users contains, and, to the knowledge of the Company, no portion of any other Company Software contains any software routines or hardware components designed to permit unauthorized access; to disable or erase software, hardware or data; or to perform any other such actions.

          (d) All personnel, including employees, agents, consultants, and contractors, who have contributed to or participated in the conception and development of any of the Company Software either (i) have been party to a "work-for-hire" arrangement or agreement with the Company, whether in accordance with applicable federal and state law, domestic or foreign, or otherwise, that has accorded the Company full, effective, exclusive and original ownership of all tangible and intangible property thereby arising, or (ii) have executed appropriate instruments of assignment in favor of the Company as assignee that have conveyed to the Company full, effective and exclusive ownership of all tangible and intangible property thereby arising.

     3.21. Intellectual Property Rights. The Company owns or possesses or otherwise has the legally enforceable perpetual right to use, and has the right to bring actions for infringement of, all Intellectual Property Rights necessary or required for the conduct of its business as currently conducted or now proposed to be conducted, including all Intellectual Property Rights pertaining to the Company Software.

     3.22. Real Property Holding Corporation. Since its date of incorporation, the Company has not been, and as of the date of the Closing shall not be, a "United States real property holding corporation," as defined in Section 897(c)(2) of the Internal Revenue Code of 1986 (the "Code"), and in Section 1.897-2(b) of the Treasury Regulations issued thereunder. The Company has no current plans or intentions which would cause the Company to become a "United States real property holding corporation," and the Company has filed with the IRS all statements, if any, with its United States income tax returns which are required under Section 1.897-2(h) of the Treasury Regulations.

     3.23. Taxes. The Company has filed, or obtained appropriate extensions for, all tax returns, federal, state, county and local, domestic and foreign, required to be filed by it, and the Company has paid all taxes shown to be due by such returns as well as all other taxes, assessments and governmental charges which have become due or payable, including without limitation all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties. The Company has established adequate reserves for all taxes accrued but not yet payable to the extent required by generally accepted accounting principles. All material tax elections of any type which the Company has made as of the date hereof are set forth in the financial statements referred to in Section 3.07. No deficiency assessment with respect to or, proposed adjustment of the Company's federal, state, county or local taxes, domestic and foreign, is pending or, to the knowledge of the Company, threatened. There is no tax lien (other than for current taxes not yet due and payable), whether imposed by

       Series D Convertible Preferred Stock Purchase Agreement -- Page 18

any federal, state, county or local taxing authority, domestic or foreign, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former stockholders has ever filed an election pursuant to Section 1362 of the Internal Revenue Code of 1986 (the "Code"), that the Company be taxed as an S corporation.

     3.24. Other Agreements. Except for the Software Contracts identified in
Exhibit 3.20 or as otherwise set forth in the attached Exhibit 3.24, the Company is not a party to or otherwise bound by any written or oral:

               (a) distributor, dealer or manufacturer's representative contract or agreement which is not terminable on less than ninety (90) days' notice without cost or other liability to the Company (except for contracts which, in the aggregate, are not material to the business of the Company);

               (b) sales agreement which entitles any customer to a rebate or right of set-off, to return any product to the Company after acceptance thereof or to delay the acceptance thereof, or which varies in any material respect from the Company's standard form contracts (except for contracts which, in the aggregate, are not material to the business of the Company);

               (c) agreement with any labor union in the United States (and, to the Company's knowledge, no organizational effort is being made with respect to any of its employees);

               (d) agreement with any supplier containing any provision permitting any party other than the Company to renegotiate the price or other terms, or containing any pay-back or other similar provision, upon the occurrence of a failure by the Company to meet its obligations under the agreement when due or the occurrence of any other event (except for contracts which, in the aggregate, are not material to the business of the Company);

               (e) agreement for the future purchase of fixed assets or for the future purchase of materials, supplies or equipment in excess of its normal operating requirements;

               (f) agreement for the employment of any officer, individual, employee or other Person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company, except accrued vacation pay (an "Employment Agreement");

               (g) bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or similar plan, agreement or understanding pursuant to which benefits are provided to any employee of the Company (other than group insurance plans applicable to employees generally or as otherwise required by law);

               (h) agreement or indenture relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on, any material asset of the Company;

       Series D Convertible Preferred Stock Purchase Agreement -- Page 19

               (i) agreement, or group of related agreements with the same party or any group of affiliated parties, under which the Company has advanced or agreed to advance money, has agreed to lease any real property as lessee or lessor, or has agreed to lease any personal property as lessee or lessor if such lease for personal property was not entered into in the ordinary course of business;

               (j) agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any shares of its capital stock or any of its other equity securities (other than in connection with the transactions contemplated by this Agreement);

               (k) assignment, license or other agreement with respect to any form of intangible property, which assignment, license or other agreement was entered into other than in the ordinary course of business;

               (l) agreement under which it has granted any person registration rights with respect to its capital stock (other than the Investor Rights Agreement);

               (m) agreement under which it has limited or restricted its right to compete with any Person in any respect;

               (n) except as set forth above, any other agreement or group of related contracts with the same party involving more than $250,000 or continuing over a period of more than six months from the date or dates thereof (including renewals or extensions of options with another party), which agreement or group of agreements is not terminable by the Company without penalty upon notice of sixty (60) days or less, but excluding any agreement or group of agreements with a customer of the Company for the sale, lease or rental of the Company's products or services if such agreement or group of agreements was entered into by the Company in the ordinary course of business; or

               (o) other contract, instrument, commitment, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 if the Company were registering securities under the Securities Act.

Except as set forth on Exhibit 3.24, the Company and, to the Company's knowledge, each other party thereto have in all material respects performed all the actions required to be performed by them to date, have received no notice of default and are not in material default under any lease, agreement or contract now in effect to which the Company is a party or by which it or its property may be bound. The Company has no present expectation or intention of not fully performing all its respective material obligations under each such lease, contract or other agreement, and the Company has no knowledge of any material breach or anticipated breach by the other party to any contract or commitment to which the Company is a party. The Company is in material compliance with all of the terms and provisions of its Certificate of Incorporation and Bylaws, each as amended.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 20

     3.25. Commission Filings. The Company has filed all forms, reports and documents required to be filed by Company with the Commission since the effective date of the registration statement for the Company's initial public offering and has made available to the Purchasers such forms, reports and documents in the form filed with the Commission as requested by the Purchasers. All such required forms, reports and documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the "Company Commission Reports." As of their respective dates, the Company Commission Reports (i) were prepared in accordance with the requirements of the Securities Act, or the Securities Exchange Act of 1934, as amended, as the case may be, and the rules and regulations of the Commission thereunder applicable to such Company Commission Reports and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date of this Agreement by a subsequently filed Company Commission Report. None of the Company's subsidiaries is required to file any forms, reports or other documents with the Commission.

     3.26. Disclosure. Neither this Agreement nor any other agreement, document, certificate or written statement furnished to the Purchasers or their special counsel by or on behalf of the Company in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company which has not been disclosed herein or in writing to the Purchasers and which would have a Material Adverse Effect. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries has any knowledge that there exists, or there is pending or planned, any statute, rule, law, regulation, standard or code which would have a Material Adverse Effect.

                                   ARTICLE IV

                        DEFINITIONS AND ACCOUNTING TERMS

     4.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" means any Person who, directly or indirectly, controls, is controlled by or is under common control with any other Person.

     "Agreement" means this Series D Convertible Preferred Stock Purchase Agreement as from time to time amended and in effect between the parties, including all Exhibits hereto.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 21

     "Board of Directors" means the board of directors of the Company as constituted from time to time.

     "Castle Creek" means the Purchaser by the name of Castle Creek Technology Partners, LLC and its Affiliates.

     "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" includes (a) the Company's Common Stock, $.001 par value, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Amended and Restated Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

     "Company" means and shall include, unless otherwise specified or the context otherwise requires, Voxware, Inc., a Delaware corporation, and each of its predecessors, successors and assigns.

     "Computer Programs" means (i) any and all computer programs (consisting of sets of statements or instructions to be used directly or indirectly in a computer in order to bring about a certain result), and (ii) all associated data and compilations of data, regardless of their form or embodiment. "Computer Programs" shall include, without limitation, all source code, object code and natural language code therefor, all versions thereof, all screen displays and designs thereof, all component modules, all descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, and all documentation, including without limitation user manuals and training materials, relating to any of the foregoing.

     "Consolidated" and "consolidating" when used with reference to any term defined herein mean that term as applied to the accounts of the Company and its Subsidiaries consolidated in accordance with generally accepted accounting principles.

     "Creafund Exchange Agreement" means the Exchange Agreement, dated as of the date hereof, by and between the Company and all of the members of the Creafund Group, which Persons are the holders of (i) all outstanding 10% Convertible Debentures Due July 1, 2003 of the Company and (ii) certain ownership interests in Voxware Europe, which agreement is in the form attached hereto as Exhibit 4.01A.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 22

     "Creafund Group" means (i) Creafund NV, a corporation organized under the laws of Belgium, (ii) Avvision BVBA, a company organized under the laws of Belgium, (iii) Eurl Val D'Auso, a company organized under the laws of France, and (iv) BVBA Com2Wizards, a company organized under the laws of Belgium, (v) Karine Vandenberghe, (vi) Wim Deneweth and (vii) Pascal Persyn.

     "Edison" means the Purchaser by the name of Edison Venture Fund V, L.P. and its Affiliates.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Indebtedness" means all obligations, contingent and otherwise, which should, in accordance with generally accepted accounting principles, be classified upon the obligor's balance sheet (or the notes thereto) as liabilities, but in any event including liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including (i) all guaranties, endorsements and other contingent obligations, in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) the present value of any lease payments due under leases required to be capitalized in accordance with applicable Statements of Financial Accounting Standards, determined by discounting all such payments at the interest rate determined in accordance with applicable Statements of Financial Accounting Standards.

     "Intellectual Property Rights" means all of the following: (i) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, re-examination, utility, model, certificate of invention and design patents, patent applications, registrations and applications for registrations, (ii) trademarks, service marks, trade dress, logos, tradenames, service names and corporate names and registrations and applications for registration thereof, (iii) copyrights and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information, (vi) Computer Programs, (vii) other proprietary rights relating to any of the foregoing (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) and (viii) copies and tangible embodiments thereof.

     "Investor Stock" has the meaning ascribed to it in that certain Shareholders Agreement, dated as of October 2, 2002, by and among the Company and certain members of the Creafund Group.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 23

     "Key Employee" means and includes the president, chief executive officer, chief financial officer, chief operating officer, chief technology officer, vice president of operations, finance, research, development, sales or marketing, or any other individual who performs a significant role in the operations of the Company or a Subsidiary as may be reasonably designated by the Board of Directors.

     "Lien" means, any mortgage, pledge, assessment, securities interest, encumbrance, lien, lease, levy, claim or charge of any kind, including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction and including any lien or charge arising by statute or other law.

     "Material Adverse Change" means a material adverse change in the business, operations, affairs, or condition (financial or otherwise) of the Company and its Subsidiaries, as a whole.

     "Nash Fitzwilliams" means the entity by the name of Nash Fitzwilliams, Ltd., which has its principal place of business at 7 St James's St., London, England SW1A 1EE, and its Affiliates.

     "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Proxy Statement" means the final Notice of Meeting and Proxy Statement to be filed with the Commission and mailed to the stockholders of the Company in connection with the transactions and agreements contemplated by the Financing Documents.

     "Purchaser" and "Purchasers" has the meaning attributable to those words in
Section 1.01 of this Agreement and shall include the Purchasers and also any other valid holder of any of the Series D Preferred Stock, the Warrants, any Converted Shares issued or issuable upon conversion of such Series D Preferred Stock, and any Warrant Shares issued or issuable upon conversion of such Warrants.

     "Ridgecrest" means the Purchaser by the name of Ridgecrest Capital Partners, which Purchaser has been engaged by the Company to perform placement agent and other services with respect to the Company's issuance and sale of the Series D Preferred Stock.

     "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Company, par value $.001 per share.

     "Series B Preferred Stock" means the Series B Convertible Preferred Stock of the Company, par value $.001 per share.

     "Series B Exchange Agreement" means the Exchange Agreement, dated as of the date hereof, by and between the Company and Castle Creek, the holder of all outstanding shares of the Series B Preferred Stock, which agreement is in the form attached hereto as Exhibit 4.01B.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 24

     "Series C Preferred Stock" means the Series C Convertible Preferred Stock of the Company, par value $.001 per share.

     "Series C Exchange Agreement" means the Exchange Agreement, dated as of the date hereof, by and among the Company and the holders of all outstanding shares of the Series C Preferred Stock, which agreement is in the form attached hereto as Exhibit 4.01C.

     "Subsidiary" or "Subsidiaries" means any corporation or trust of which the Company and/or any of its other Subsidiaries directly or indirectly owns at the time outstanding shares of every class of such corporation or trust other than directors' qualifying shares comprising at least fifty percent (50%) of the voting power of such corporation or trust.

     "Voxware Europe" means the subsidiary of the Company known as Voxware NV, a limited liability company organized under the laws of the Belgium.

     4.02. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data submitted pursuant to this Agreement shall be prepared in accordance with such principles.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.01. No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     5.02. Amendments, Waivers and Consents. Except as otherwise provided in this Agreement, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least a majority in interest of the Committed Series D Preferred Shares, and (ii) shall deliver copies of such consent in writing to any holders of any Shares and Warrants who did not execute such consent. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding anything to the contrary contained herein, any amendment which (i) increases any Purchaser's obligations hereunder, or (ii) grants to any one or more Purchasers any rights more favorable than any rights granted to all other Purchasers hereunder, must be approved by a particular Purchaser so as to be effective against such Purchaser.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 25

     5.03. Addresses for Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed, faxed or delivered to each applicable party at the address set forth in Exhibit 1.01 hereto or at such other address as to which such party may inform the other parties in writing in compliance with the terms of this Section.

     If to any other holder of the Shares: at such holder's address for notice as set forth in the register maintained by the Company, or, as to each of the foregoing, at the addresses set forth on Exhibit 1.01 hereto or at such other address as shall be designated by such Person in a written notice to the other parties complying as to delivery with the terms of this Section.

     If to the Company: at the address set forth on page 1 hereof, or at such other address as shall be designated by the Company in a written notice to the other parties complying as to delivery with the terms of this Section.

     All such notices, requests, demands and other communications shall, when mailed (which mailing must be accomplished by first class mail, postage prepaid; express overnight courier service; or registered mail, return receipt requested) or transmitted by facsimile, be effective three days after deposited in the mails or upon transmission by facsimile, respectively, addressed as aforesaid, unless otherwise provided herein.

     5.04. Costs, Expenses and Taxes. The Company agrees to pay in connection with the preparation, execution and delivery of this Agreement and the issuance of the Shares and the Warrants, up to $75,000 of the reasonable fees and expenses of Testa, Hurwitz & Thibeault, LLP, special counsel for Edison Venture Fund V, L.P., and due diligence fees and out-of-pocket expenses of the Purchasers with respect thereto as well as the reasonable fees and out-of-pocket expenses of legal counsel, independent public accountants and other outside experts reasonably retained by the Purchasers in connection with the amendment or enforcement of this Agreement. In addition, the Company shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the issuance of the Shares and the Warrants and the other instruments and documents to be delivered hereunder or thereunder, and agrees to save the Purchasers harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     5.05. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchasers and their respective heirs, successors and valid assigns, except that the Company shall not have the right to delegate any of its respective obligations hereunder or to assign its respective rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Committed Series D Preferred Shares.

     5.06. Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrants.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 26

     5.07. Severability. The provisions of this Agreement and the terms of the Series D Preferred Stock are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the Preferred Stock shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the terms of the Series D Preferred Stock; but this Agreement and the terms of the Series D Preferred Stock shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

     5.08. Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws.

     5.09. Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     5.10. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     5.11. Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, the Company and the Purchasers shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement and the Shares.

     5.12 Indemnification.

          (a) The Company shall, with respect to the representations, warranties and agreements made by it herein, indemnify, pay, defend and hold the Purchasers and each of the Purchasers' officers, directors, employees and agents and their respective Affiliates (the "Indemnitees") harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever ("Damages"), including, without limitation, the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto, which may be (i) imposed on such Indemnitee, (ii) incurred by such Indemnitee, or (iii) asserted against such Indemnitee by a third party, as a result of the misrepresentation, violation or breach of any representation, warranty or covenant of the Company under this Agreement, the Investor Rights Agreement or the Stockholders Agreement or otherwise asserted against the Purchasers by a third party based

       Series D Convertible Preferred Stock Purchase Agreement -- Page 27

on the transactions and other actions contemplated by the Financing Documents, including without limitation the filing of the Proxy Statement; provided, however, that the Company will not be liable in any such case if and to the extent that such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission by the Company or alleged omission by the Company that was made in conformity with information furnished by such Indemnitee in writing specifically for use in the Proxy Statement. Without limiting the generality of the foregoing, the Purchasers shall be deemed to have suffered liability, loss or damage as a result of the untruth, inaccuracy or breach of any such representations or warranties if such liability, loss or damage shall be suffered by the Company as a result of, or in connection with, such untruth, inaccuracy or breach of any facts or circumstances constituting such untruth, inaccuracy or breach.

          (b) The representations and warranties of the Company set forth in this Agreement and the indemnification obligations set forth in Section 5.12(a) of this Agreement shall survive until the expiration of eighteen (18) months following the Closing and be of no further force or effect as of such date, except that the representations and warranties set forth in Sections 3.02, 3.03 and 3.15, subparagraphs 3.19(b) and 3.20(d) and Section 3.21 shall survive forever and shall not terminate, the representations and warranties set forth in
Section 3.20 (other than subparagraph 3.20(d)) shall survive until the expiration of three (3) years following such Closing and the representations and warranties set forth in Section 3.23 shall survive such Closing for the applicable statutory period plus three (3) months.

          (c) Any payment owing to the Purchasers from the Company, which obligation results from a claim for indemnification pursuant to the provisions of Section 5.12(a) above, may, at the option of the Purchaser or Purchasers making such claim, be satisfied by payment to such Purchaser or Purchasers of monetary damages or the issuance to such Purchaser or Purchasers of additional Series D Preferred Stock calculated by dividing the aggregate amount of such obligation by purchase price of the Series D Preferred Stock per share.

     5.13 Placement Agent. The Company has retained the services of Ridgecrest Capital Partners ("Ridgecrest") to assist it in the negotiations with the holders of its Series B Preferred Stock and Series C Preferred Stock and in the placement of the Series D Preferred Stock. In consideration of such services and in connection with and upon the Closing, the Company has agreed to pay Ridgecrest a fee of $100,000, plus issue to Ridgecrest a warrant exercisable for such number of shares Common Stock as shall equal 2.5% of the number of Committed Series D Preferred Shares sold to the Purchasers, exercisable at a purchase price of $0.015 per share (subject to adjustment as provided therein). Ridgecrest shall also receive an additional cash amount equal to 5.0% of the cash amount invested by any Purchasers placed in the transaction by Ridgecrest and listed on Exhibit 5.13, plus a warrant exercisable for such number of shares Common Stock as shall equal 2.5% of the number of Committed Series D Preferred Shares so placed by Ridgecrest, exercisable at a purchase price of $0.015 per share (subject to adjustment as provided therein); provided, however, that Edison Venture Fund V, L.P. in its sole discretion may refuse any dollar amount and/or investors that Ridgecrest proposes to be included in the transactions contemplated by this Agreement and no dollar, share, warrant or other amounts shall be owed to Ridgecrest with respect to such refused dollar amounts or investors.

       Series D Convertible Preferred Stock Purchase Agreement -- Page 28

     5.14 Exercise of Voxware Europe Call Option. Conditional upon the subscription by the Company for additional common shares of Voxware Europe as noted in Section 2.10 above, the Purchaser by the name of Avvision BVBA, a company organized under the laws of Belgium and a member of the Creafund Group, hereby irrevocably exercises, effective and contingent upon the Closing, that certain "call option" with respect to 301 of the shares of Investor Stock of Voxware Europe currently held by the Purchaser by the name of Creafund NV, a corporation organized under the laws of Belgium, which exercise is further reflected in the Creafund Exchange Agreement.

     5.15 Exclusivity. From the date hereof until the earlier of the Closing and May 31, 2003 (the "Exclusivity Period"), subject to applicable fiduciary duties of the Company's Board of Directors, if any, neither the Company nor any of the Company's directors, officers, employees, agents or representatives will solicit, encourage or entertain proposals from or enter into negotiations with or furnish any nonpublic information to any other person or entity regarding the possible sale of the Company's capital stock. During the Exclusivity Period, the Company shall notify the Purchasers promptly of any proposals by third parties with respect to the acquisition of the Company's capital stock and furnish the Purchasers the material terms thereof. During the Exclusivity Period, the Company shall deal exclusively with the Purchasers with respect to any such possible transaction and the Purchasers shall have the right to match such proposed transactions in lieu of such third parties.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    Series D Convertible Preferred Stock Purchase Agreement - Signature Page

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as an instrument under seal as of the date first above written.

                                   **********

THE COMPANY:                                  PURCHASERS

VOXWARE, INC.                                 EDISON VENTURE FUND V, L.P.


By: /s/ Nicholas Narlis                       By: EDISON PARTNERS V, L.P.,
    --------------------------------------           its General Partner
    Name: Nicholas Narlis
          --------------------------------
    Title: Senior Vice President & CFO
           -------------------------------


                                              By: /s/ Joseph A. Allegra
                                                  --------------------------------------
Lawrenceville Office Park                         Name: Joseph A. Allegra
PO Box 5363                                             --------------------------------
Princeton, NJ 08543-5363                          Title: General Partner
Telephone: 609-514-4100                                  -------------------------------
Fax: 609-514-4101

                                              1009 Lenox Drive #4
                                              Lawrenceville, New Jersey 08648
                                              Telephone: (609) 896-1900
                                              Fax: (609) 896-0066

PURCHASERS:

CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

                                              /s/ Yildiray Albayrak
By: CROSS ATLANTIC CAPITAL PARTNERS,  INC.,   ---------------------------------------
      its General Partner                     YILDIRAY ALBAYRAK


By: /s/ Glenn T. Rieger                       Address:
    --------------------------------------             ------------------------------
    Name: Glenn T. Rieger                     Address:
          --------------------------------             ------------------------------
    Title: President                          Telephone:
           -------------------------------               ----------------------------
                                              Fax:
                                                   ----------------------------------
Five Radnor Corporate Center, Suite 555
100 Matsonford Road
Radnor, PA  19087
Telephone: (610) 995-2650
Fax: (610) 971-2062

    Series D Convertible Preferred Stock Purchase Agreement - Signature Page

DIATHERMI INVESTMENT LTD.


By: /s/                                       /s/ Mukesh Agarwal
    ---------------------------------         ---------------------------------------
    Name:                                     MUKESH AGARWAL
          ---------------------------
    Title:
           --------------------------
                                              Address:
                                                       ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Telephone:
         ----------------------------                    ----------------------------
Telephone:                                    Fax:
           --------------------------              ----------------------------------
Fax:
     --------------------------------


                                              BURNBRAE LTD.


/s/ Michael Ettinger                          By: /s/
-------------------------------------             -----------------------------------
MICHAEL ETTINGER                                  Name:
                                                        -----------------------------
                                                  Title:
                                                         ----------------------------
Address:
         ----------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Telephone:                                    Address:
           --------------------------                  ------------------------------
Fax:                                          Telephone:
     --------------------------------                    ----------------------------
                                              Fax:
                                                   ----------------------------------

/s/ William H. B. Hamill                      /s/ Mark Wentworth Foster-Brown
-------------------------------------         ---------------------------------------
WILLIAM H. B. HAMILL                          MARK WENTWORTH FOSTER-BROWN

Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Telephone:                                    Telephone:
           --------------------------                    ----------------------------
Fax:                                          Fax:
     --------------------------------              ----------------------------------


                                              J T HOAGLAND LLC


/s/ Juergen C. H. Lemmermann                  By: /s/
-------------------------------------             -----------------------------------
JUERGEN C. H. LEMMERMANN                          Name:
                                                        -----------------------------
                                                  Title:
Address:                                                 ----------------------------
         ----------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Telephone:                                    Address:
           --------------------------                  ------------------------------
Fax:                                          Telephone:
     --------------------------------                    ----------------------------
                                              Fax:
                                                   ----------------------------------

    Series D Convertible Preferred Stock Purchase Agreement - Signature Page

/s/ Sherri L. Meade                           /s/ David B. Levi
-------------------------------------         ---------------------------------------
SHERRI L. MEADE                               DAVID B. LEVI

Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Telephone:                                    Telephone:
           --------------------------                    ----------------------------
Fax:                                          Fax:
     --------------------------------              ----------------------------------


PICTET PRIVATE EQUITY INVESTORS SA


By: /s/                                       /s/ Nicholas Narlis
    ---------------------------------         ---------------------------------------
    Name:                                     NICHOLAS NARLIS
          ---------------------------
    Title:
           --------------------------
                                              Address:
                                                       ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Telephone:
         ----------------------------                    ----------------------------
Telephone:                                    Fax:
           --------------------------              ----------------------------------
Fax:
     --------------------------------


SCORPION NOMINEES LIMITED


By: /s/ William Spencer                       /s/ Elliot S. Schwartz
    ---------------------------------         ---------------------------------------
    Name: William Spencer                     ELLIOT S. SCHWARTZ
          ---------------------------
    Title: Director
           --------------------------
                                              Address:
                                                       ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Telephone:
         ----------------------------                    ----------------------------
Telephone:                                    Fax:
           --------------------------              ----------------------------------
Fax:
     --------------------------------

/s/ Raymond E. Tropiano                       /s/ Donald H. Siegel
-------------------------------------         ---------------------------------------
RAYMOND E. TROPIANO                           DONALD H. SIEGEL

Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Telephone:                                    Telephone:
           --------------------------                    ----------------------------
Fax:                                          Fax:
     --------------------------------              ----------------------------------

    Series D Convertible Preferred Stock Purchase Agreement - Signature Page

                                              CASTLE CREEK TECHNOLOGY PARTNERS LLC


/s/ Kenneth M. Finkel                         By: /s/ Thomas A. Frei
-------------------------------------             --------------------------------------------------
KENNETH M. FINKEL                                 Name: Thomas A. Frei
                                                        --------------------------------------------
                                                  Title: Managing Director
                                                         -------------------------------------------
Address:                                      Address:
         ----------------------------                  ---------------------------------------------
Address:                                      Address:
         ----------------------------                  ---------------------------------------------
Telephone:                                    Telephone:
           --------------------------                    -------------------------------------------
Fax:                                          Fax:
     --------------------------------              -------------------------------------------------


CREAFUND NV


By: /s/ Dirk Haerinck                         /s/
    ---------------------------------         ------------------------------------------------------
    Name: Dirk Haerinck                       SCOTT D.TURBAN
          ---------------------------
    Title: Managing Partner
           --------------------------
                                              Address:
                                                       ---------------------------------------------
Address:                                      Address:
         ----------------------------                  ---------------------------------------------
Address:                                      Telephone:
         ----------------------------                    -------------------------------------------
Telephone:                                    Fax:
           --------------------------              -------------------------------------------------
Fax:
     --------------------------------


BVBA COM/2/WIZARDS                              AVVISION BVBA


By: /s/ Jon Vermeesch                         By: /s/ Pascal Persyn
    ---------------------------------            ---------------------------------------------------
    Name: Jon Vermeesch                           Name: Pascal Persyn
          ---------------------------                   --------------------------------------------
    Title: President                              Title: Managing Director
           --------------------------                    -------------------------------------------

Address:                                      Address:
         ----------------------------                  ---------------------------------------------
Address:                                      Address:
         ----------------------------                  ---------------------------------------------
Telephone:                                    Telephone:
           --------------------------                    -------------------------------------------
Fax:                                          Fax:
     --------------------------------              -------------------------------------------------

EURL VAL D'AUSO


By: /s/ Dominic Vlieghe                       /s/ Wim Deneweth
    ---------------------------------         ---------------------------------------
    Name: Dominic Vlieghe                     WIM DENEWETH
          ---------------------------
    Title: Attorney-in-fact
           --------------------------
                                              Address:
                                                       ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Telephone:
         ----------------------------                    ----------------------------
Telephone:                                    Fax:
           --------------------------              ----------------------------------
Fax:
     --------------------------------


RIDGECREST CAPITAL PARTNERS

By: /s/                                       /s/ H. B. E. van Cutsem
    ---------------------------------         ---------------------------------------
    Name:                                     HUGH BERNARD EDWARD VAN CUTSEM
          ---------------------------
    Title:
           --------------------------
                                              Address:
                                                       ------------------------------
Address:                                      Address:
         ----------------------------                  ------------------------------
Address:                                      Telephone:
         ----------------------------                    ----------------------------
Telephone:                                    Fax:
           --------------------------              ----------------------------------
Fax:
     --------------------------------

             Series D Convertible Preferred Stock Purchase Agreement

                                                                    Exhibit 1.01

                     Aggregate Shares of Series D Preferred Stock and Warrants to be Received by the Purchasers
-----------------------------------------------------------------------------------------------------------------------------------
                                   Committed Series D Preferred
Name of Purchaser                              Shares             Warrant Percentages    Series D Warrants    Common Stock Warrants
-----------------------------------------------------------------------------------------------------------------------------------
Edison Venture Fund V, L.P.                 250,000,000                  66.96              62,500,000             12,500,000
-----------------------------------------------------------------------------------------------------------------------------------
Cross Atlantic Technology Fund
   II, L.P.                                  83,333,334                  22.31              20,833,334              4,166,666
-----------------------------------------------------------------------------------------------------------------------------------
Agarwal, Mukesh                               2,246,810                   0.23                 216,667                 43,333
-----------------------------------------------------------------------------------------------------------------------------------
Albayrak, Yildiray                              690,072                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Burnbrae Ltd.                                 2,587,769                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Diathermi Investment Ltd.                       862,590                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Ettinger, Michael                               392,110                   0.04                  33,333                  6,667
-----------------------------------------------------------------------------------------------------------------------------------
Foster-Brown, Mark Wentworth                  8,650,358                   1.39               1,300,000                260,000
-----------------------------------------------------------------------------------------------------------------------------------
Hamill, William H. B.                         2,791,846                   0.29                 266,667                 53,333
-----------------------------------------------------------------------------------------------------------------------------------
J T Hoagland LLC                              5,650,358                   0.59                 550,000                110,000
-----------------------------------------------------------------------------------------------------------------------------------
Lemmermann, Juergen C. H.                       305,851                   0.04                  33,333                  6,667
-----------------------------------------------------------------------------------------------------------------------------------
Levi, David B.                               11,234,050                   1.16               1,083,333                216,667
-----------------------------------------------------------------------------------------------------------------------------------
Meade, Sherri L.                                345,036                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Narlis, Nicholas                                305,851                   0.04                  33,333                  6,667
-----------------------------------------------------------------------------------------------------------------------------------
Pictet Private Equity Investors
   SA                                         8,442,204                   0.88                 816,667                163,333
-----------------------------------------------------------------------------------------------------------------------------------
Schwartz, Elliot S.                             392,110                   0.04                  33,333                  6,667
-----------------------------------------------------------------------------------------------------------------------------------
Scorpion Nominees Limited                    39,285,842                   4.05               3,783,333                756,667
-----------------------------------------------------------------------------------------------------------------------------------
Siegel, Donald H.                               545,036                   0.05                  50,000                 10,000
-----------------------------------------------------------------------------------------------------------------------------------
Tropiano, Raymond E.                          1,395,923                   0.14                 133,333                 26,667
-----------------------------------------------------------------------------------------------------------------------------------
van Cutsem, Hugh Bernard Edward               6,666,667                   1.79               1,666,667                333,333
-----------------------------------------------------------------------------------------------------------------------------------
Castle Creek Technology
   Partners LLC                               6,038,127                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Finkel, Kenneth M                               345,036                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Turban, Scott D.                              2,760,287                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Creafund NV                                  31,097,982                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Avvision BVBA                                16,241,553                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
BVBA Com/2/Wizards                              498,837                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Deneweth, Wim                                   332,558                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Eurl Val D'Auso                               1,829,070                     --                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Ridgecrest Capital Partners                          --                     --                      --              9,333,333
-----------------------------------------------------------------------------------------------------------------------------------
   TOTALS:                              485,267,267 Shares                 100%         93,333,333 Warrants    28,000,000 Warrants
-----------------------------------------------------------------------------------------------------------------------------------

             Series D Convertible Preferred Stock Purchase Agreement

                                                                    Exhibit 1.01

                                  Aggregate Dollar Purchase Price or Other Consideration
-----------------------------------------------------------------------------------------------------------
                                                                                   Cancellation of Existing
Name of Purchaser                         U.S. Dollars Paid   Series C Converted      Warrants for Common
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Edison Venture Fund V, L.P.                    3,750,000                 --                       --
-----------------------------------------------------------------------------------------------------------
Cross Atlantic Technology Fund II, L.P.        1,250,000                 --                       --
-----------------------------------------------------------------------------------------------------------
Agarwal, Mukesh                                   13,000               40.0                  127,490
-----------------------------------------------------------------------------------------------------------
Albayrak, Yildiray                                    --               20.0                   63,745
-----------------------------------------------------------------------------------------------------------
Burnbrae Ltd.                                         --               75.0                  239,044
-----------------------------------------------------------------------------------------------------------
Diathermi Investment Ltd.                             --               25.0                   79,681
-----------------------------------------------------------------------------------------------------------
Ettinger, Michael                                  2,000                7.5                   23,904
-----------------------------------------------------------------------------------------------------------
Foster-Brown, Mark Wentworth                      78,000              100.0                  318,725
-----------------------------------------------------------------------------------------------------------
Hamill, William H. B.                             16,000               50.0                  159,362
-----------------------------------------------------------------------------------------------------------
J T Hoagland LLC                                  33,000              100.0                  318,725
-----------------------------------------------------------------------------------------------------------
Lemmermann, Juergen C. H.                          2,000                5.0                   15,936
-----------------------------------------------------------------------------------------------------------
Levi, David B.                                    65,000              200.0                  637,450
-----------------------------------------------------------------------------------------------------------
Meade, Sherri L.                                      --               10.0                   31,872
-----------------------------------------------------------------------------------------------------------
Narlis, Nicholas                                   2,000                5.0                   15,936
-----------------------------------------------------------------------------------------------------------
Pictet Private Equity Investors SA                49,000              150.0                  478,088
-----------------------------------------------------------------------------------------------------------
Schwartz, Elliot S.                                2,000                7.5                   23,904
-----------------------------------------------------------------------------------------------------------
Scorpion Nominees Limited                        227,000              700.0                2,231,076
-----------------------------------------------------------------------------------------------------------
Siegel, Donald H.                                  3,000               10.0                   31,872
-----------------------------------------------------------------------------------------------------------
Tropiano, Raymond E.                               8,000               25.0                   79,681
-----------------------------------------------------------------------------------------------------------
van Cutsem, Hugh Bernard Edward                  100,000                 --
-----------------------------------------------------------------------------------------------------------
Castle Creek Technology Partners LLC                  --              175.0                  637,450
-----------------------------------------------------------------------------------------------------------
Finkel, Kenneth M                                     --               10.0                   31,872
-----------------------------------------------------------------------------------------------------------
Turban, Scott D.                                      --               80.0                  318,725
-----------------------------------------------------------------------------------------------------------
Creafund NV                                           --                 --                       --
-----------------------------------------------------------------------------------------------------------
Avvision BVBA                                         --                 --                       --
-----------------------------------------------------------------------------------------------------------
BVBA Com/2/Wizards                                    --                 --                       --
-----------------------------------------------------------------------------------------------------------
Deneweth, Wim                                         --                 --                       --
-----------------------------------------------------------------------------------------------------------
Eurl Val D'Auso                                       --                 --                       --
-----------------------------------------------------------------------------------------------------------
Ridgecrest Capital Partners                           --                 --                       --
-----------------------------------------------------------------------------------------------------------
   TOTALS:                                    $5,600,000         1,795 shares        5,864,538 warrants
-----------------------------------------------------------------------------------------------------------

    Aggregate Dollar Purchase Price or Other Consideration
-------------------------------------------------------------------------------
                                          Conversion of   Conversion of Voxware
Name of Purchaser                          Debentures        Europe Interest
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edison Venture Fund V, L.P.                       --               --
-------------------------------------------------------------------------------
Cross Atlantic Technology Fund II, L.P.           --               --
-------------------------------------------------------------------------------
Agarwal, Mukesh                                   --               --
-------------------------------------------------------------------------------
Albayrak, Yildiray                                --               --
-------------------------------------------------------------------------------
Burnbrae Ltd.                                     --               --
-------------------------------------------------------------------------------
Diathermi Investment Ltd.                         --               --
-------------------------------------------------------------------------------
Ettinger, Michael                                 --               --
-------------------------------------------------------------------------------
Foster-Brown, Mark Wentworth                      --               --
-------------------------------------------------------------------------------
Hamill, William H. B.                             --               --
-------------------------------------------------------------------------------
J T Hoagland LLC                                  --               --
-------------------------------------------------------------------------------
Lemmermann, Juergen C. H.                         --               --
-------------------------------------------------------------------------------
Levi, David B.                                    --               --
-------------------------------------------------------------------------------
Meade, Sherri L.                                  --               --
-------------------------------------------------------------------------------
Narlis, Nicholas                                  --               --
-------------------------------------------------------------------------------
Pictet Private Equity Investors SA                --               --
-------------------------------------------------------------------------------
Schwartz, Elliot S.                               --               --
-------------------------------------------------------------------------------
Scorpion Nominees Limited                         --               --
-------------------------------------------------------------------------------
Siegel, Donald H.                                 --               --
-------------------------------------------------------------------------------
Tropiano, Raymond E.                              --               --
-------------------------------------------------------------------------------
van Cutsem, Hugh Bernard Edward
-------------------------------------------------------------------------------
Castle Creek Technology Partners LLC              --               --
-------------------------------------------------------------------------------
Finkel, Kenneth M                                 --               --
-------------------------------------------------------------------------------
Turban, Scott D.                                  --               --
-------------------------------------------------------------------------------
Creafund NV                                  216,994              365
-------------------------------------------------------------------------------
Avvision BVBA                                 39,329              301
-------------------------------------------------------------------------------
BVBA Com/2/Wizards                             7,374               --
-------------------------------------------------------------------------------
Deneweth, Wim                                  4,916               --
-------------------------------------------------------------------------------
Eurl Val D'Auso                               27,038               --
-------------------------------------------------------------------------------
Ridgecrest Capital Partners                       --               --
-------------------------------------------------------------------------------
   TOTALS:                                  $295,651         666 Shares
-------------------------------------------------------------------------------

                                                                  EXECUTION COPY

                               EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of April 16, 2003, by and between VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and Castle Creek Technology Partners, LLC, a Delaware limited liability company (the "Purchaser"), with principal offices located at 111 W. Jackson Blvd., Suite 2020, Chicago, Illinois 60604.

                                    RECITALS

     A. The Purchaser and the Company desire that: (a) the rights, powers and preferences of the Series B Convertible Preferred Stock, par value $0.001 per share (the "Series B Stock"), of the Company, be amended as provided in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") in the form attached hereto as Exhibit "A" in exchange for the consideration set forth herein; and (b) the Purchaser exchange all outstanding shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Stock"), and warrants dated December 12, 2001 (the "Series C Warrants") to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), held by the Purchaser as of the Effective Time (as defined below) for shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Stock"), the terms of which are set forth in the Amended and Restated Certificate.

     B. Contemporaneously with the Effective Time, the Company will be consummating the transactions contemplated by that certain Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 (the "Series D Purchase Agreement") by and among the Company and the Purchasers named therein in the form attached hereto as Exhibit "B", including without limitation the transactions contemplated hereby, the issuance of shares of Series D Stock, the issuance of warrants to purchase shares of Common Stock ("Common Stock Warrants") and warrants to purchase shares of Series D Stock") (the "Preferred Stock Warrants" and together with the Common Stock Warrants, the "Series D Warrants").

     C. As soon as practicable after the date hereof, the Company will be filing a Proxy Statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") seeking approval from the Company's stockholders of the transactions contemplated by the Series D Purchase Agreement, including the issuance of shares of Series D Stock.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE AND ISSUANCE OF SECURITIES

     1.1 Amendment of Series B Stock. At the Effective Time, the rights, powers and preferences of the Series B Stock shall be as set forth in the Amended and Restated Certificate, and all dividends accrued and unpaid on the Series B Stock shall be forgiven. In consideration of such amendment, (i) the Company shall pay to the Purchaser, by check or wire transfer, $650,000 at the Effective Time and
(ii) Section 4.7 of the Exchange Agreement dated as of August 29, 2001, as amended, between the Company and the Purchaser is hereby amended to limit conversions of Series B Stock so that the aggregate number of shares of Common Stock issued upon such conversions does not exceed an aggregate of 17,250,000.

     1.2 Exchange of Series C Stock and Series C Warrants. At the Effective Time, without the requirement of any further action by any party, all shares of Series C Stock held by Purchaser, together with all accrued and unpaid dividends thereon, and all Series C Warrants held by the Purchaser shall be deemed cancelled and 6,038,127 shares of Series D Stock shall be issued to the Purchaser. At the Effective Time, the Purchaser shall surrender all certificates for shares of Series C Stock and Series C Warrants to the Company and the Company shall issue to the Purchaser, as of the date on which the Effective Time occurs, certificates for 6,038,127 shares of Series D Stock.

     1.3 Reduction in Consideration for Conversion of Stock. The shares of Series D Stock issuable pursuant to Section 1.2 above shall be proportionately reduced for any conversions of Series C Stock by the Purchaser between the date hereof and the Effective Time.

     1.4 Effective Time. The "Effective Time" of the Exchange shall be the time at which the transactions contemplated by the Series D Purchase Agreement are consummated, including without limitation, the execution of the Investor Rights Agreement (the "Investor Rights Agreement") by the Company and the Investors named therein (including the Purchaser) in the form attached hereto as Exhibit "C" and the execution of the Stockholders Agreement(the "Stockholders Agreement") by the Company and the Holders and Investors named therein (including the Purchaser) in the form attached hereto as Exhibit "D".

                                   ARTICLE II
                   PURCHASER'S REPRESENTATIONS AND WARRANTIES

     The Purchaser represents and warrants to the Company as follows:

     2.1 Purchase for Own Account. The Purchaser is acquiring the shares of Series D Stock and the shares of Common Stock issued upon conversion of, or as dividends upon, the Series D Stock (the "Conversion Shares" and collectively with the Series D Stock, the "Securities") for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and/or sales that are registered under the Securities Act. The Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities. The Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Investor Rights Agreement.

     2.2 Transfer or Resale. The Purchaser understands that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement).

     2.3 Legends. The Purchaser further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Stock or Conversion Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     2.4 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and to a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.5 Ownership of Shares. On the date of this Agreement, the Purchaser beneficially owns 2,086.616 shares of Series B Stock, 175 shares of Series C Stock and Series C Warrants to purchase 637,450 shares of Common Stock.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchaser that:

     3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, and the Investor Rights Agreement (collectively, the "Investment Agreements").

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series D Stock in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Series D Stock; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series D Stock, the reservation for issuance and issuance of the number of the Conversion Shares initially issuable pursuant to the conversion of the Series D Stock) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of (i) the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares in accordance with the Investor Rights Agreement and (ii) the SEC and the Company's stockholders in connection with the Proxy Statement and the approval of the matters set forth therein); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency, moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors, rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3 Issuance of Shares, etc. The Series D Stock and the Conversion Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares, in accordance with the terms of the Series D Stock) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived.

     3.4 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series D Stock and the reservation for issuance of the Conversion Shares) do not and will not (a) result in a violation of the Amended and Restated Certificate or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5 Acknowledgment Regarding Purchaser's Acquisition of the Securities. The Company acknowledges and agrees that the Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between the Purchaser and the Company is "arms-length", and that any statement made by the Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchaser contained herein, is not advice or a recommendation, is merely incidental to the Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.6 No Brokers. Except as set forth in the Series D Purchase Agreement, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by the Purchaser relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                        AGREEMENTS, WAIVERS AND CONSENTS

     4.1 Extension of Maturity Date. The Purchaser and the Company agree that the Maturity Date of the Series B Stock set forth in Section IX.A of the Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on August 29, 2001 (the "Series B Designation") shall be extended through and until the earlier of (i) June 30, 2003 and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement (as defined below) is terminated in accordance with their respective terms, and the Purchaser waives any failure by the Company to redeem the Series B Stock prior to or on either such date.

     4.2 Current Litigation. The parties agree that the civil action filed by the Purchaser against the Company in the United States District for the District of Delaware (the "Court"), Civil Action No. 03-196 (the "Lawsuit"), with respect to the failure to redeem the Series B Stock shall be stayed by order of the Court, upon application by the Purchaser to the Court, on or before the date the Company's response to the complaint is due, for a period through the earlier of
(i) June 30, 2003 and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, and the Purchaser agrees to extend the time for the Company to reply to the summons and complaint for the Lawsuit until the earlier of (i) July 1, 2003 or (ii) the date immediately following the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms. The Purchaser agrees that, at the Effective Time, the Purchaser shall take such actions as necessary to obtain from the Court an order of dismissal of the Lawsuit with prejudice. Simultaneously with the execution of this Agreement, the Company and the Purchaser are executing a Settlement Agreement and Mutual Release dated the date hereof with respect to the Lawsuit (the "Settlement Agreement").

     4.3 Approval of Amended and Restated Certificate. The Purchaser hereby approves, adopts and consents to the Amended and Restated Certificate in all respects.

     4.4 Anti-Dilution Waiver. The Purchaser hereby waives the application of each of Section VIII of the Series B Designation and Section VIII of the Certificate of Designations, Preferences and Rights of Series C Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on December 7, 2001 (the "Series C Designation") to (i) the issuance of the 10% Convertible Debentures dated October 2, 2002 (collectively, the "Creafund Debentures") to Creafund NV, Avvision BVBA, Eurl Val D'Ausa, BVBA Com(2)Wizards and Wim Deneweth (collectively, the "Creafund Group") and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

     4.5 Waiver of Protective Provisions. The Purchaser hereby waives the provisions of each of Section XI of the Series B Designation and Section XI of the Series C Designation with respect to (i) the issuance of the Creafund Debentures and the granting of security interests to the Creafund Group pursuant to that certain Security Agreement dated as of October 22, 2002 and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

     4.6 Waiver of Rights to Additional Shares. To the extent such rights remain in existence, the Purchaser waives any rights under Section 4.15 of the Securities Purchase Agreement dated as of April 19, 2001 between the Company and the Purchaser with respect to Additional Shares or Additional Share Warrants (each as defined therein) that would otherwise result from (i) the issuance of the Creafund Debentures and (ii) the issuance of the Series D Stock contemplated by the terms of the Series D Purchase Agreement and this Agreement. The Purchaser also waives any right of first refusal or pre-emptive right it may have with respect to (i) the issuance of the Creafund Debentures and (ii) the issuance of the Series D Stock and Series D Warrants contemplated by the Series D Purchase Agreement and this Agreement.

     4.7 Consent to Other Agreements. By execution of this Agreement, the Purchaser hereby agrees to the terms of each of the Investor Rights Agreement and the Stockholders Agreement and agrees to execute such agreements upon the consummation of the Series D Purchase Agreement.

     4.8   [Intentionally Omitted.]

     4.9 Report on Form 8-K. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain this Agreement as an Exhibit. In addition, the Company agrees to issue a press release describing the material terms of the transaction prior to the opening of the stock market on the next business day following the receipt of all signatures on the Series D Purchase Agreement.

     4.10 Restrictions on Transfers. During the period from the date hereof through the Effective Time, the Purchaser shall sell, transfer, or grant any interest in, any of the shares of Series B Stock, Series C Stock or Series C Warrants; provided, however, nothing contained herein shall prohibit the Purchaser from converting any shares of Series B Stock or Series C Stock into shares of Common Stock.

     4.11 Accounts Receivable Financing. The Company and the Purchaser agree that it shall not be a breach of this Agreement, the Settlement Agreement or any other agreement between the Company and the Purchaser if, prior to the earlier of (i) the Effective Time and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, the Company enters into an accounts receivable-based financing facility granting a security interest in the Company's accounts receivable and inventory; provided that the amount of such financing facility shall not exceed $250,000 and, provided, further, that the Company shall not avail itself of such financing in any amount above the minimum amount absolutely necessary to operate the business of the Company in the period after the date hereof and up to the earlier of (i) the Effective Time and (ii) the date on which either the Series D Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect the Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchaser.

     5.6 Notice. Any notice herein required or permitted to be given under the terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                       If to the Company:

                       VOXWARE, INC.
                       Lawrenceville Office Park
                       P.O. Box 5363
                       Princeton, New Jersey 08543
                       or
                       168 Franklin Corner Road
                       Suite 3
                       Lawrenceville, NJ 08648
                       Attn:  Nicholas Narlis
                       Telephone No.: (609) 514-4100
                       Facsimile No.: (609) 514-4101

                       with copies to:

                       Hale and Dorr LLP
                       650 College Road East
                       Princeton, NJ 08540
                       Attn: William J. Thomas
                       Telephone No.: (609) 750-7600
                       Facsimile No.: (609) 750-7700

                       If to the Purchaser:

                       CASTLE CREEK TECHNOLOGY PARTNERS LLC
                       c/o Castle Creek Partners, LLC, Investment Manager 111 W. Jackson Blvd.
                       Suite 2020
                       Chicago, Illinois 60604
                       Attn: Thomas A. Frei
                             Managing Director
                       Telephone No. (312) 499-6916
                       Facsimile No. (312) 499-6999

     Each party shall provide notice to the other party of any change in address.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser.

     5.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.9 Survival. The representations and warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser.

     5.10 Public Filings; Publicity. The Company and the Purchaser shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchaser with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchaser, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.12 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchaser and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     5.13 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5.14 Termination. In the event that the Effective Time shall not have occurred on or before the earlier of (i) June 30, 2003 and (ii) the date on which either the Series D

Purchase Agreement or the Settlement Agreement is terminated in accordance with their respective terms, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     5.15 Joint Participation in Drafting. Each party to this Agreement has participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

         COMPANY:

         VOXWARE, INC.

         By: /s/ Bathsheba J. Malsheen
             ---------------------------------------------------
             Bathsheba J. Malsheen
             President and Chief Executive Officer

         PURCHASER:

         CASTLE CREEK TECHNOLOGY PARTNERS LLC

         By: Castle Creek Partners, L.L.C.
         Its: Investment Manager

         By: /s/ Thomas A. Frei
             ---------------------------------------------------
         Name:  Thomas A. Frei
         Title: Managing Director

         Address:     111 W. Jackson Blvd.
                      Suite 2020
                      Chicago, Illinois 60604
                      Telephone: 312-499-6900

                               EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of April 16, 2003, by and among VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and the parties set forth on the signature pages hereto (collectively, the "Purchasers").

                                    RECITALS

     A. The Purchasers and the Company desire that the Purchasers exchange all outstanding shares of the Company's Series C Convertible Preferred Stock, par value $0.001 per share (the "Series C Stock"), and warrants dated December 12, 2001 (the "Series C Warrants") to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), held by the Purchasers as of the Effective Time (as defined below) for shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Stock"), the terms of which are set forth in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") in the form attached hereto as Exhibit "A".

     B. Contemporaneously with the Effective Time (as defined below), the Company will be consummating the transactions contemplated by that certain Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 (the "Series D Purchase Agreement") by and among the Company and the Purchasers named therein in the form attached hereto as Exhibit "B", including without limitation the transactions contemplated hereby, the issuance of shares of Series D stock and the issuance of warrants to purchase shares of Common Stock and Series D Stock (the "Series D Warrants").

     C. As soon as practicable after the date hereof, the Company will be filing a Proxy Statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") seeking approval from the Company's stockholders of the transactions contemplated by the Series D Purchase Agreement, including the issuance of shares of Series D Stock.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE AND ISSUANCE OF SECURITIES

     1.1 Exchange of Series C Stock and Series C Warrants. At the Effective Time without the requirement of any further action by any party all shares of Series C Stock held by each of the Purchasers, together with all accrued and unpaid dividends thereon, and all Series C Warrants held by each of the Purchasers shall be cancelled in exchange for an aggregate of 55,895,807 shares of Series D Stock which shall be issued to the Purchasers as set forth on Schedule 1 hereto. At the Effective Time, the Purchasers shall surrender all certificates for shares of Series C Stock and Series C Warrants to the Company and the Company shall issue to the Purchasers as set forth on Schedule 1 hereto, as of the date on which the Effective Time occurs, certificates for an aggregate of 55,895,807 shares of Series D Stock.

     1.2 Reduction in Consideration for Conversion of Stock. The shares Series D Stock issuable pursuant to Section 1.1 above shall be proportionately reduced for any conversions of Series C Stock by the Purchasers between the date hereof and the Effective Time.

     1.3 Effective Time. The "Effective Time" of the Exchange shall be the time at which the transactions contemplated by the Series D Purchase Agreement are consummated, including without limitation, the execution of the Investor Rights Agreement (the "Investor Rights Agreement") by the Company and the Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "C" and the execution of the Stockholders Agreement (the "Stockholders Agreement") by the Company and the Holders and Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "D".

                                   ARTICLE II
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

     Each of the Purchasers represents and warrants to the Company as follows:

     2.1 Purchase for Own Account. Such Purchaser is acquiring the shares of Series D Stock and the shares of Common Stock issued upon conversion of or as dividends upon the Series D Stock (the "Conversion Shares" and collectively with the Series D Stock, the "Securities") for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and/or sales that are registered under the Securities Act. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Investor Rights Agreement.

     2.2 Transfer or Resale. Such Purchaser understands that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement).

     2.3 Legends. Such Purchaser further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Stock or Conversion Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     2.4 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and constitutes a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by
(i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.5 Ownership of Shares. On the date of this Agreement, such Purchaser beneficially owns such shares of Series C Stock and Series C Warrants as set forth Schedule 1 hereto, free and clear of all claims, rights, security interests and encumbrances.

                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Purchasers that:

     3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, and the Investor Rights Agreement (collectively, the "Investment Agreements").

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series D Stock in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Series D Stock; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series D Stock, the reservation for issuance and issuance of the number of the Conversion Shares initially issuable pursuant to the conversion of the Series D Stock) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of (i) the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares in accordance with the Investor Rights Agreement and (ii) the SEC and the Company's stockholders in connection with the Proxy Statement and the approval of the matters set forth therein); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors, rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3 Issuance of Shares, etc. The Series D Stock and the Conversion Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares, in accordance with the terms of the Series D Stock) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived.

     3.4 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series D Stock and the reservation for issuance of the Conversion Shares) do not and will not (a) result in a violation of the Amended and Restated Certificate or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5 Acknowledgment Regarding Purchasers' Acquisition of the Securities. The Company acknowledges and agrees that each Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between each Purchaser and the Company is "arms-length", and that any statement made by any Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchasers contained herein, is not advice or a recommendation, is merely incidental to such Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.6 No Brokers. Except as set forth in the Series D Purchase Agreement, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any of the Purchasers relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                        AGREEMENTS, WAIVERS AND CONSENTS

     4.1 Approval of Amended and Restated Certificate. Each of the Purchasers hereby approves, adopts and consents to the Amended and Restated Certificate in the form attached hereto as Exhibit A in all respects.

     4.2 Anti-Dilution Waiver. Each of the Purchasers hereby permanently and irrevocably waives the application of Section VIII of the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of the Company filed with the Secretary of State of the State of Delaware on December 7, 2001 (the "Series C Designation") to (i) the issuance of the 10% Convertible Debentures dated October 2, 2002 (collectively, the "Creafund Debentures") to Creafund NV, Avvision BVBA, Eurl Val D'Ausa, BVBA Com(2)Wizards and Wim Deneweth (collectively, the "Creafund Group") and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

       4.3 Waiver of Protective Provisions. Each of the Purchasers hereby permanently and irrevocably waives the provisions of Section XI of the Series C Designation with respect to (i) the issuance of the Creafund Debentures and the granting of security interests to the Creafund Group pursuant to that certain Security Agreement dated as of October 22, 2002 and (ii) the issuance of shares of Series D Stock and Series D Warrants contemplated by the terms of the Series D Purchase Agreement and this Agreement.

      4.4 Waiver of Rights to Additional Shares. To the extent such rights exist, each of the Purchasers hereby permanently and irrevocably waives any right of first refusal or pre-emptive right it may have with respect to (i) the issuance of the Creafund Debenture and (ii) the issuance of the Series D Stock and Series D Warrants contemplated by the Series D Purchase Agreement and this Agreement.

      4.5 Consent to Other Agreements. By execution of this Agreement, each of the Purchasers hereby agrees to the terms of each of the Investor Rights Agreement and the Stockholders Agreement and agrees to execute such agreements in connection with the consummation of the transactions contemplated by the Series D Purchase Agreement.

     4.6 Voting Agreement. Each of the Purchasers agrees to vote any shares of Common Stock beneficially held by such Purchaser on the record date set forth in the

Proxy Statement in favor of the proposals recommended by the Board of Directors of the Company.

     4.7 Report on Form 8-K. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain this Agreement as an Exhibit.

     4.8 Restrictions on Transfers. During the period from the date hereof through the Effective Time, none of the Purchasers shall sell, transfer, or grant any interest in, any of the shares of Series C Stock or Series C Warrants; provided, however, nothing contained herein shall prohibit the Purchaser from converting any shares of Series C Stock into shares of Common Stock.

                                   ARTICLE V
                                 MISCELLANEOUS

     5.1 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

     5.6 Notice. Any notice herein required or permitted to be given under the terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                                  If to the Company:

                                  VOXWARE, INC.
                                  Lawrenceville Office Park
                                  P.O. Box 5363
                                  Princeton, New Jersey 08543
                                  or
                                  168 Franklin Corner Road
                                  Suite 3
                                  Lawrenceville, NJ 08648
                                  Attn:  Nicholas Narlis
                                  Telephone No.: (609) 514-4100
                                  Facsimile No.: (609) 514-4101

                                  with copies to:

                                  Hale and Dorr LLP
                                  650 College Road East
                                  Princeton, NJ 08540
                                  Attn: William J. Thomas
                                  Telephone No.: (609) 750-7600
                                  Facsimile No.: (609) 750-7700

                                  If to the Purchasers:

                                  To the address set forth on Schedule 1 hereto

     Each party shall provide notice to the other party of any change in address.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     5.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.9 Survival. The representations and warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers.

     5.10 Public Filings; Publicity. On the same day as the Company files the Form 8-K required pursuant to Section 4.7, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchasers shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchasers with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.12 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchasers and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     5.13 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5.14 Termination. In the event that the Effective Time shall not have occurred on or before June 30, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     5.15 Joint Participation in Drafting. Each party to this Agreement has participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

     COMPANY:

     VOXWARE, INC.


     By: /s/ Bathsheba J. Malsheen
         --------------------------------------
     Bathsheba J. Malsheen
        President and Chief Executive Officer

     PURCHASERS:

     /s/ Mukesh Agarwal                      /s/ Michael Ettinger
     ------------------------------------    -----------------------------------
     Mukesh Agarwal                          Michael Ettinger

     /s/ Yildiray Albayrak                   /s/ Kenneth M. Finkel
     ------------------------------------    -----------------------------------
     Yildiray Albayrak                       Kenneth M. Finkel

     /s/ Mark Wentworth Foster-Brown         /s/ William H. B. Hamill
     ------------------------------------    -----------------------------------
     Mark Wentworth Foster-Brown             William H. B. Hamill

     /s/ Juergen C. H. Lemmermann            /s/ Sherri L. Meade
     ------------------------------------    -----------------------------------
     Juergen C. H. Lemmermann                Sherri L. Meade

     /s/ David B. Levi                       /s/ Nicholas Narlis
     ------------------------------------    -----------------------------------
     David B. Levi                           Nicholas Narlis

     /s/ Elliot S. Schwartz                  /s/ Donald H. Siegel
     ------------------------------------    -----------------------------------
     Elliot S. Schwartz                      Donald H. Siegel

     /s/ Raymond E. Tropiano                 /s/
     ------------------------------------    -----------------------------------
     Raymond E. Tropiano                     Scott D. Turban

     PURCHASERS:

     BURNBRAE LTD.


     By: /s/
        ---------------------------------
        Name:
        Title:


     DIATHERMI INVESTMENT LTD.


     By: /s/
        ---------------------------------
        Name:
        Title:


     J T HOAGLAND LLC


     By: /s/
        ---------------------------------
        Name:
        Title:


     PICTET PRIVATE EQUITY INVESTORS SA


     By: /s/
        ---------------------------------
        Name:
        Title:


     SCORPION NOMINEES LIMITED


     By: /s/ William Spencer
        ---------------------------------
        Name: William Spencer
        Title: Director

                                   SCHEDULE I

                                             Amount of Investment   Number of Shares of
                                               to be Converted        Series D Stock
       Name and Address of Purchaser                 ($)              to be Received
       -----------------------------         --------------------   -------------------
Mukesh Agarwal                                     42,784.44              1,380,143
20 Quail Run
Warren, NJ 07059
Telephone: 732-302-1409
Fax: 509-691-2517

Yildiray Albayrak                                  21,392.22                690,072
87 Country Club Road
Dedham, MA02026
Telephone: 781-329-3879

Burnbrae Ltd.                                      80,220.83              2,587,769
3rd Floor, 16-18 Ridgeway Street
Douglas, Isle of Man IM1 1EN
Telephone: +44-1624-640-201
Fax:: +44-1624-614-475

Diathermi Investment Ltd.                          26,740.28                862,590
52 Reid Street
Hamilton HM12, Bermuda
Telephone: 441-295-9294
Fax: 441-292-8899

Michael Ettinger                                    8,022.08                258,777
4545 Bedford Avenue
Brooklyn, NY 11235
Telephone: 718-332-8579

Kenneth M. Finkel etal.                            10,696.11                345,036
2923 Brendon Way
Waukesha, WI 53188
Telephone: 262-547-4708
Fax: 262-549-9306

Mark Wentworth Foster-Brown                       106,961.11              3,450,358
13 Horbury Crescent
London W11 3NF, UK
Telephone: +44-207-243-1701
Fax: +44-207-243-1762

William H. B. Hamill                               53,480.56              1,725,178
974 Lawrenceville Road
Princeton, NJ 08540
Telephone: 609-924-4522
Fax: 609-921-9502

                                             Amount of Investment   Number of Shares of
                                               to be Converted        Series D Stock
       Name and Address of Purchaser                 ($)              to be Received
       -----------------------------         --------------------   -------------------
J T Hoagland LLC                                  106,961.11              3,450,358
PO Box 22188
Lansing, MI 48909
Telephone: 517-882-5685

Juergen C. H. Lemmermann                            5,348.06                172,518
548 South Street
Carlisle, MA 01741
Telephone:  978-369-9784
Fax: 617-576-2123

David B. Levi                                     213,922.22              6,900,717
366 Massachusetts Avenue
Arlington, MA 02474
Telephone: 781-646-9195
Fax: 781-646-9997

Sherri L. Meade                                    10,696.11                345,036
195 Kennedy Road
Leeds, MA 01053
Telephone:  617-349-0797
Fax: 617-576-2733

Nicholas Narlis                                     5,348.06                172,518
70 Country Squire Way
Somerville, NJ 08876
Telephone: 609-865-6388
Fax: 609-514-4103

Pictet Private Equity Investors SA                160,441.67              5,175,538
Pictet & Co
Bd Georges-Favon 29
CH 1204 Geneva, Switzerland
Attn: Mario Cattaneo
Telephone: +41-22-318-1834

Elliot S. Schwartz                                  8,022.08                258,777
4 Block Court
Randolph, NJ 07869
Telephone: 973-895-2438

Scorpion Nominees Limited                         748,727.78             24,152,509
85 Reid Street
Hamilton HM12, Bermuda
Telephone: 441-295-7401
Fax: 441-296-4283

                                             Amount of Investment   Number of Shares of
                                               to be Converted        Series D Stock
       Name and Address of Purchaser                 ($)              to be Received
       -----------------------------         --------------------   -------------------
Donald H. Siegel                                   10,696.11                345,036
122 Neholden Road
Waban, MA 02468
Telephone:  617-965-4562
Fax:  617-722-4954

Raymond E. Tropiano                                26,740.28                862,590
66 Country Squire Way
Branchburg, NJ 08876
Telephone:  908-725-1028
Fax:  908-725-0721

Scott D. Turban                                    85,568.89              2,760,287
2363 Robbletork Lane
Northfield, IL 60093
Telephone:  847-446-8078
Fax:  847-784-1064

                               EXCHANGE AGREEMENT

     This EXCHANGE AGREEMENT ("Agreement") is entered into as of April 16, 2003, by and among VOXWARE, INC., a Delaware corporation (the "Company"), with principal executive office located at 168 Franklin Corner Road, Suite 3, Lawrenceville, New Jersey 08543, and the parties set forth on the signature pages hereto (collectively, the "Purchasers").

                                    RECITALS

     A. The Purchasers and the Company desire that the Purchasers (i) exchange all outstanding 10% Convertible Debentures issued on October 2, 2002 (the "Debentures") which are due on July 1, 2003, (ii) exchange all interests in the capital stock of Voxware NV, a corporation organized under the laws of Belgium ("Voxware Europe"), including without limitation the Investor Stock (as defined in the Creafund Shareholders Agreement noted below) and (iii) terminate all Exchange Rights (the "Exchange Rights") set forth in Section 3 of that certain Shareholders Agreement (the "Creafund Shareholders Agreement") dated as of October 2, 2002, by and among the Company and the Purchasers, in each case held by the Purchasers as of the Effective Time (as defined below) for shares of the Company's Series D Convertible Preferred Stock, par value $0.001 per share (the "Series D Stock"), the terms of which are set forth in the Amended and Restated Certificate of Incorporation (the "Amended and Restated Certificate") in the form attached hereto as Exhibit "A".

     B. Contemporaneously with the Effective Time (as defined below), the Company will be consummating the transactions contemplated by that certain Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 (the "Series D Purchase Agreement") by and among the Company and the Purchasers named therein in the form attached hereto as Exhibit "B", including without limitation the transactions contemplated hereby, the issuance of shares of Series D Stock, the issuance of warrants (the "Common Stock Warrants") to purchase shares of the Company's common stock, par value $0.001 ("Common Stock"), and the issuance of warrants to purchase shares of Series D Stock (the "Series D Warrants" and collectively with the Common Stock Warrants, the "New Warrants").

     C. As soon as practicable after the date hereof, the Company will be filing a Proxy Statement (the "Proxy Statement") with the Securities and Exchange Commission (the "SEC") seeking approval from the Company's stockholders of the transactions contemplated by the Series D Purchase Agreement, including the issuance of shares of Series D Stock.

     NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

                                    ARTICLE I
                       EXCHANGE AND ISSUANCE OF SECURITIES

     1.1 Exchange of Debentures. At the Effective Time without the requirement of any further action by any party, all Debentures held by each of the Purchasers shall be deemed cancelled in exchange for an aggregate of 20,000,000 shares of Series D Stock which shall be issued to the Purchasers as set forth on
Schedule 1 hereto. At the Effective Time, the Purchasers shall surrender all Debentures to the Company and the Company shall (i) issue to the Purchasers as set forth on Schedule 1 hereto, as of the date on which the Effective Time occurs, certificates for an aggregate of 20,000,000 shares of Series D Stock and
(ii) pay to the Purchasers cash for accrued and unpaid interest on the Debentures at the rate of 10% per annum for the period from the date of receipt of the proceeds under the Debentures ((euro)140.699,32 on July 2, 2002 and (euro)160,000 on October 9, 2002) through the Effective Date.

     1.2 Exchange of Investor Stock and Termination of Exchange Rights. At the Effective Time, (i) all interests in the capital stock of Voxware Europe, including without limitation the Investor Stock, shall be exchanged and (ii) all Exchange Rights shall be terminated for an aggregate of 30,000,000 shares of Series D Stock, which shares shall be issued to the Purchasers at the Effective Time.

          (a) In the event the Net Sales (as defined in the Creafund Shareholders Agreement) of Voxware Europe for the year ended December 31, 2003 are at least (euro)3,000,000, the Company shall issue to the Purchasers 2,500,000 additional shares of Series D Stock.

          (b) In the event the Net Sales of Voxware Europe for the year ended December 31, 2003 are more than (euro)3,000,000 but do not exceed
(euro)4,000,000, the number of additional shares of Series D Stock to be issued to the Purchasers pursuant to this subsection (b) (in addition to the shares of Series D Stock to be issued pursuant to subsection (a) above) shall be calculated as follows:

     N = 7,500,000 x A minus(euro)3,000,000
                     ----------------------
                        (euro)1,000,000

where N equals the number of additional shares of Series D Stock to be issued to the Purchasers and A equals the actual Net Sales of Voxware Europe for the year ended December 31, 2003.

          (c) In the event the Net Sales of Voxware Europe for the year ended December 31, 2003 are more than (euro)4,000,000, the number of additional shares of Series D Stock to be issued to the Purchasers pursuant to this subsection (c) (in addition to the shares of Series D Stock to be issued pursuant to subsections (a) and (b) above) shall be calculated as follows:

     N = 5,000,000 x A minus(euro)4,000,000
                     ----------------------
                          (euro)500,000

where N equals the number of additional shares of Series D Stock to be issued to the Purchasers and A equals the actual Net Sales of Voxware Europe for the year ended December 31, 2003; provided, however, that above quotient may not exceed one (1).

          (d) Any shares of Series D Stock to be issued to the Purchasers pursuant to this Section 1.2 shall be allocated among the Purchasers in accordance with Schedule 2 hereto, taking into consideration the exercise of the call option as set forth in Section 4.11 hereof. Any additional shares of Series D Stock to be issued to the Purchasers pursuant to subsections (a), (b) or (c) above shall be issued on or before March 31, 2004.

     1.3 Effective Time. The "Effective Time" of the Exchange shall be the time at which the transactions contemplated by the Series D Purchase Agreement are consummated, including without limitation, the execution of the Investor Rights Agreement (the "Investor Rights Agreement") by the Company and the Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "C" and the execution of the Stockholders Agreement (the "Stockholders Agreement") by the Company and the Holders and Investors named therein (including the Purchasers) in the form attached hereto as Exhibit "D".

                                   ARTICLE II
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

     Each of the Purchasers represents and warrants to the Company as follows:

     2.1 Purchase for Own Account. Such Purchaser is acquiring the shares of Series D Stock and the shares of Common Stock issued upon conversion of or as dividends upon the Series D Stock (the "Conversion Shares" and collectively with the Series D Stock, the "Securities") for its own account and not with a view toward, or in connection with, the public distribution thereof, and will not resell the Securities except pursuant to sales that are exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and/or sales that are registered under the Securities Act. Such Purchaser further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to any third party with respect to any of the Securities, except for a call option granted to Avvision BVBA by Creafund NV with respect to certain Investor Stock held by Creafund NV, which call option has been irrevocably exercised, effective and contingent upon the Effective Time. Such Purchaser understands that it must bear the economic risk of this investment indefinitely, unless any disposition of the Securities is registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of disposing of any such Securities other than as contemplated by the Investor Rights Agreement.

     2.2 Transfer or Resale. Such Purchaser understands that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be transferred unless subsequently registered thereunder or an exemption from such registration is available; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities without registration under the Securities Act may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement).

     2.3 Legends. Such Purchaser further represents that it understands and agrees that, until registered under the Securities Act, or transferred pursuant to the provisions of Rule 144 as promulgated by the Commission, all certificates evidencing any of the Series D Stock or Conversion Shares shall bear a legend, prominently stamped or printed thereon, reading substantially as follows:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

     2.4 Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and constitutes a valid and binding agreement of such Purchaser enforceable against such Purchaser in accordance with its terms, except as enforcement thereof may be limited by
(i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors' rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     2.5 Ownership of Debentures. On the date of this Agreement, such Purchaser owns such Debentures as set forth Schedule 1 hereto, free and clear of all claims, rights, liens, security interests and encumbrances.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to each of the Purchasers that:

     3.1 Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     For the purpose of this agreement "Material Adverse Effect" means any material adverse effect on (a) the business, operations, properties, financial condition or operating results of the Company and its subsidiaries, taken as a whole on a consolidated basis or (b) the ability of the Company to perform its obligations under this Agreement, and the Investor Rights Agreement (collectively, the "Investment Agreements").

     3.2 Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to (i) enter into, and perform its obligations under the Investment Agreements, (ii) issue and perform its obligations with respect to the Series D Stock in accordance with the terms hereof and thereof, and (iii) issue the Conversion Shares in accordance with the terms and conditions of the Series D Stock; (b) the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including without limitation the issuance of the Series D Stock, the reservation for issuance and issuance of the number of the Conversion Shares initially issuable pursuant to the conversion of the Series D Stock) have been duly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or stockholders or any other person, body or agency is required with respect to any of the transactions contemplated hereby or thereby (other than actions of (i) the SEC and the Company's Board of Directors in connection with the registration of the Conversion Shares in accordance with the Investor Rights Agreement and (ii) the SEC and the Company's stockholders in connection with the Proxy Statement and the approval of the matters set forth therein); (c) this Agreement has been duly executed and delivered by the Company; and (d) this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by (i) laws of general application relating to bankruptcy, insolvency moratorium, reorganization or other similar laws, both state and federal, affecting the enforcement of creditors, rights in general, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

     3.3 Issuance of Shares, etc. The Series D Stock and the Conversion Shares have been duly authorized and when issued and delivered in accordance with the terms hereof (and, as to the Conversion Shares, in accordance with the terms of the Series D Stock) will be validly issued, fully paid and non-assessable, free from all taxes, liens, claims and encumbrances and are not and will not be subject to preemptive rights or other similar rights and will not trigger any anti-dilution or similar provisions in any securities of the Company or any other agreements to which the Company is party which rights or provisions have not been waived.

     3.4 No Conflicts. The execution, delivery and performance of each of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the issuance of the Series D Stock and the reservation for issuance of the Conversion Shares) do not and will not (a) result in a violation of the Amended and Restated Certificate or By-laws of the Company or any of its subsidiaries, (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party (except for such conflicts, defaults, terminations, amendments, accelerations, and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect), or (c) assuming the accuracy of the Purchaser's representations and warranties set forth in Article II hereof, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency or entity or authority in order for it to execute, deliver or perform any of its obligations under this Agreement or to perform its obligations in accordance with the terms hereof.

     3.5 Acknowledgment Regarding Purchasers' Acquisition of the Securities. The Company acknowledges and agrees that each Purchaser is acting independently and is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transactions contemplated hereby, and the relationship between each Purchaser and the Company is "arms-length", and that any statement made by any Purchaser, or any of its representatives or agents, in connection with this Agreement or the transactions contemplated hereby, other than the representations and warranties of the Purchasers contained herein, is not advice or a recommendation, is merely incidental to such Purchaser's acquisition of the Securities and has not been relied upon in any way by the Company, its officers, directors or other representatives. The Company further represents to the Purchasers that the Company's decision to enter into this Agreement and the transactions contemplated hereby has been based solely on an independent evaluation by the Company and its representatives.

     3.6 No Brokers. Except as set forth in the Series D Purchase Agreement, the Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any of the Purchasers relating to this Agreement or the transactions contemplated hereby.

                                   ARTICLE IV
                        AGREEMENTS, WAIVERS AND CONSENTS

     4.1 Qualifying Fundraising. Each of the Purchasers hereby agrees that the issuance of the shares of Series D Stock and the New Warrants at the Effective Time constitutes a Qualified Fundraising under each of the Debentures and the Creafund Shareholders Agreement. Each of the Purchasers hereby permanently and irrevocably waives its right to have any of the Debentures redeemed on or before the Effective Time. Each of the Purchasers agrees that it will not convert any of the Debentures, pursuant to Section 4 thereof, on or before the Effective Time. Each of the Purchasers agrees that it will not exchange any of the Investor Stock pursuant to Section 3 of the Creafund Shareholders Agreement, on or before the Effective Time. Each of the Purchasers hereby waives any default that currently exists under the Debentures through the Effective Time.

     4.2 Waiver of Rights to Additional Shares. To the extent such rights exist, each of the Purchasers hereby permanently and irrevocably waives any right of first refusal or pre-emptive right it may have with respect to the issuance of the Series D Stock and the New Warrants contemplated by the Series D Purchase Agreement and this Agreement.

     4.3 Termination of Security Agreement; Grant of Power of Attorney. Each of the Purchasers agrees that, at the Effective Time, the Security Agreement dated as of October 2, 2002 by and among the Company and the Purchasers shall be terminated and have no further force or effect. Each of the Purchasers authorizes the Company to file, at the Effective Time, one or more termination statements pursuant to the Uniform Commercial Code, terminating the security interest granted to the Purchasers, without the signature of any of the Purchasers. In furtherance of the foregoing, each of the Purchasers hereby irrevocably constitutes and appoints the Company and any officer thereof, with full power of substitution, as its true and lawful attorneys-in-fact, with full irrevocable power and authority in the place and stead of such Purchaser or in the Purchaser's own name, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the termination of the Security Agreement and the termination of security interest granted to the Purchasers.

     4.4 Termination of Rights under Debentures. Each of the Purchasers agrees that, as of the Effective Time, it shall have no further rights under the Debentures, except as set forth in Section 1.1 above.

     4.5. Amendment of Creafund Shareholders Agreement. Each of the Purchasers agrees that, effective on the date hereof (except for clause e. below which shall be effective at the Effective Time), the Creafund Shareholders Agreement shall be amended as follows:

          a. Section 2 is hereby amended to provide that Voxware, Inc. shall have no obligation to subscribe for additional capital stock of Voxware Europe, except for the obligation of Voxware, Inc. to purchase additional common shares of Voxware Europe in order to reinstall the minimum required capital of Voxware Europe of(euro)364,245 as of the fiscal year end date of June 30, 2003 according to Articles 633 and 634 of the Corporation Law of Belgium. Such amounts will be paid by Voxware, Inc. by a reduction of the inter-company loan account currently owed by Voxware Europe to Voxware, Inc. As of March 31, 2003, the intercompany account balance was(euro)723,492.

          b. Section 2A is hereby amended to provide that the license granted therein shall be royalty free at all times.

          c. Section 3 is hereby amended to provide that none of the Purchasers shall have any right to exchange Investor Stock, except as set forth in Section 1.2 above.

          d. Section 5 is hereby amended to the extent set forth in the last paragraph of this Section 4.5.

          e. Section 6 is amended to provide that all three (3) members of the Voxware Europe Board of Directors shall be designated by Voxware, Inc.

          f. Section 6.4 is added to the Creafund Shareholders Agreement to provide in its entirety as follows:

               6.4 Each of the Investors and Voxware Europe agree that, through the Effective Time, none of them shall take any action materially adverse to (i) the interests of Voxware, Inc. or (ii) the business of Voxware Europe.

     Each of the Purchasers agrees that, upon the issuance of the shares as set forth in Section 1.2 above in connection with the Net Sales of Voxware Europe for the year ended December 31, 2003, if any, the Creafund Shareholders Agreement shall be terminated and have no further force or effect.

     4.6 Consent to Other Agreements. By execution of this Agreement, each of the Purchasers hereby agrees to the terms of each of the Investor Rights Agreement and the Stockholders Agreement and agrees to execute such agreements in connection with the consummation of the transactions contemplated by the Series D Purchase Agreement.

     4.7 Voting Agreement. Each of the Purchasers agrees to vote any shares of Common Stock beneficially held by such Purchaser on the record date set forth in the Proxy Statement in favor of the proposals recommended by the Board of Directors of the Company.

     4.8 Board Observer Rights. So long as the Purchasers hold at least 40% of the shares of Series D Stock acquired by the Purchasers pursuant to the exchange of the Debenture pursuant to Section 1.1 above and the conversion of the Exchange Rights pursuant to Section 1.2 above, Creafund NV shall be entitled to send one representative to attend and participate (including by means of telephonic conference call), in a nonvoting observer capacity, all meetings of the Board of Directors of the Company and, in this respect, the Company shall provide such representative copies of all notices, minutes, consents and other materials that the Company provides to its Board of Directors.

     4.9 Report on Form 8-K. The Company agrees to file a Current Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within two (2) business days following the date hereof. Such Form 8-K shall contain this Agreement as an Exhibit.

     4.10 Restrictions on Transfers. During the period from the date hereof through the Effective Date, none of the Purchasers shall sell, transfer, or grant any interest in, any of the Debentures. During the period from the date hereof through the Effective Time, none of the Purchasers shall sell, transfer, or grant any interest in, any of the shares of Investor Stock or any of the Exchange Rights, except for a call option granted to Avvision BVBA by Creafund NV with respect to certain Investor Stock held by Creafund NV, which call option has been irrevocably exercised, effective and contingent upon the Effective Time.

     4.11 Exercise of Call Option. Conditional upon the capital increase provided for in Section 4.5.a., Avvision BVBA hereby irrevocably exercises, effective and contingent upon the Effective Time, that certain "call option" with respect to 301 of the shares of Investor Stock of Voxware Europe currently held by Creafund NV.

                                    ARTICLE V
                                  MISCELLANEOUS

     5.1 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be construed and enforced in accordance with and governed by the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the State of Delaware and the state courts in the State of Delaware in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company further agrees that service of process upon the Company mailed by the first class mail shall be deemed in every respect effective service of process upon the Company in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     5.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause additional original executed signature pages to be promptly delivered to the other parties.

     5.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     5.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     5.5 Scope of Agreement; Amendments. This Agreement and the documents and instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers.

     5.6 Notice. Any notice herein required or permitted to be given under the terms of this Agreement shall be in writing and may be personally served or delivered by courier or by facsimile-machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:

                  If to the Company:

                  VOXWARE, INC.
                  Lawrenceville Office Park
                  P.O. Box 5363
                  Princeton, New Jersey 08543
                  or
                  168 Franklin Corner Road
                  Suite 3
                  Lawrenceville, NJ 08648
                  Attn:  Nicholas Narlis
                  Telephone No.: (609) 514-4100
                  Facsimile No.: (609) 514-4101

                  with copies to:

                  Hale and Dorr LLP
                  650 College Road East
                  Princeton, NJ 08540
                  Attn:  William J. Thomas
                  Telephone No.: (609) 750-7600
                  Facsimile No.: (609) 750-7700

                  If to the Purchasers:

                  To the address set forth on Schedule 1 hereto

     Each party shall provide notice to the other party of any change in address.

     5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers.

     5.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     5.9 Survival. The representations and warranties, covenants and agreements in this Agreement shall survive the execution and delivery of this Agreement and the Securities, notwithstanding any due diligence investigation conducted by or on behalf of the Purchasers.

     5.10 Public Filings; Publicity. On the same day as the Company files the Form 8-K required pursuant to Section 4.9, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and the Purchasers shall have the right to review reasonably in advance of the issuance any press releases (including the foregoing press release), SEC or other filings, or any other public statements, with respect to the transactions contemplated hereby and all reasonable comments by the Purchasers with respect thereto shall be implemented; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or SEC, Nasdaq, NASD or exchange filings with respect to such transactions as is required by applicable law and regulations (although the Purchasers shall (to the extent time permits) be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

     5.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     5.12 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement shall be cumulative and in addition to all other remedies available under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Purchaser's right to actual damages for any failure by the Company to comply with the terms of this Agreement. Amounts set forth or provided for herein with respect to payments and the like (and the computation thereof) shall be the amounts to be received by the Purchasers and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof).

     5.13 Failure or Indulgence Not Waiver. No failure or delay on the part of a Purchaser in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     5.14 Termination. In the event that the Effective Time shall not have occurred on or before June 30, 2003, unless the parties agree otherwise, this Agreement shall terminate at the close of business on such date and all of the agreements of the parties contained herein shall be null and void, except for this Section 5.14. In the event of the termination of this Agreement, each of the Debentures, the Creafund Shareholders Agreement and the Security Agreement shall remain in full force and effect. Notwithstanding any termination of this Agreement, any party not in breach of this Agreement shall preserve all rights and remedies it may have against the other party hereto for a breach of this Agreement prior to or relating to the termination.

     5.15 Joint Participation in Drafting. Each party to this Agreement has participated in the drafting of this Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent and no rule of strict construction shall be applied against any party to this Agreement.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

     COMPANY:


     VOXWARE, INC.


     By: /s/ Bathsheba J. Malsheen
         -------------------------------------
         Bathsheba J. Malsheen
         President and Chief Executive Officer

     PURCHASERS:


     Creafund NV


     By: /s/ Dirk Haernick
         -------------------------------------
         Name:  Dirk Haernick
         Title: Managing Director


     Avvision BVBA


     By: /s/ Pascal Persyn
         -------------------------------------
         Name:  Pascal Persyn
         Title: Managing Director

     /s/ Dominic Vlieghe, attorney-in-fact
     -----------------------------------------
     Eurl Val D'Ausa

     /s/ Wim Deneweth
     -----------------------------------------
     Wim Deneweth


     BVBA Com/2/Wizards


     By: /s/ Jon Vermeesch
         -------------------------------------
         Name:  Jon Vermeesch
         Title: President

                                   SCHEDULE 1

-------------------------------------------------------------
                                                  Number of
                                                  Shares of
Name and Address of             Amount of      Series D Stock
     Purchasers              Debentures Held   to be Received
-------------------------------------------------------------
       Creafund, NV
Guldensporenpark 21 blok C
      9820 Merelbeke
         Belgium               $213,855.93       14,679,070
-------------------------------------------------------------
      Avvision BVBA
   Guido Gezellelaan87,
       8210 Loppem
         Belgium               $ 38,759.69        2,660,465
-------------------------------------------------------------
     BVBA Com2Wizards
  Hoeve Ter Bekelaan 25,
       2550 Kontich
         Belgium               $  7,267.44          498,837
-------------------------------------------------------------
      Deneweth, Wim
       Walstraat 45
      8020 Oostkamp
         Belgium               $  4,844.96          332,558
-------------------------------------------------------------
     Eurl Val D'Auso
 4 Allees des Jonquilles,
    59117 Wervicq Sud
          France               $ 26,647.29        1,829,070
-------------------------------------------------------------

                                   SCHEDULE 2

Name and Address of Purchaser: Creafund NV, Guldensporenpark 21/C, 9820 Merelbeke, Belgium

Amount of Investor Stock held at the Effective Time : 365

Number of Shares of Series D Stock to be received :
     .    At the Effective Time : 16,418,912 shares;
     .    If Net Sales = 3,000,000 (euro) : 895,272 additional shares;
     .    If 3,000,000(euro)< Net Sales <= 4,000,000: max. 2,685,816 additional shares according to formula as set forth in Section 1.2.(b); and
     . If Net Sales > 4,000,000 : max. 3,986,486 additional shares according to formula as set forth in Section 1.2.(c).

Name and Address of Purchaser: Avvision BVBA, Guido Gezellelaan 87, 8210 Loppem, Belgium

Amount of Investor Stock held at the Effective Time : 301

Number of Shares of Series D Stock to be received :
     .    At the Effective Time : 13,581,088 shares;
     .    If Net Sales = 3,000,000 (euro) : 1,604,728 additional shares;
     .    If 3,000,000(euro)< Net Sales <= 4,000,000: max. 4,814,184 additional shares according to formula as set forth in Section 1.2.(b); and
     . If Net Sales > 4,000,000 : max. 1,013,514 additional shares according to formula as set forth in Section 1.2.(c).

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  VOXWARE, INC.

             ------------------------------------------------------

                  Pursuant to Sections 228, 242 and 245 of the

                General Corporation Law of the State of Delaware

              -----------------------------------------------------

     Voxware, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     1. The name of the Corporation is Voxware, Inc. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 20, 1993 under the name Advanced Communications Technologies, Inc. A Certificate of Amendment was filed on May 23, 1994 changing the name of the Corporation to Voxware, Inc.

     2. This Amended and Restated Certificate of Incorporation, which was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, restates and integrates and further amends the provisions of the present Certificate of Incorporation of the Corporation, as amended.

     3. Immediately upon filing this Amended and Restated Certificate of Incorporation, the text of the present Certificate of Incorporation, as amended, is hereby amended and restated to read in its entirety as follows:

     FIRST. The name of the corporation is Voxware, Inc. (the "Corporation").

     SECOND. The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 1,900,000,000 shares. The Corporation is authorized to have two classes of shares, designated as Common Stock and Preferred Stock. The total number of shares of Common Stock which the Corporation is authorized to issue is 1,035,000,000 shares, and the par value of each of the shares of Common Stock is one tenth of one cent ($.001). The total number of shares of Preferred Stock which the Corporation is authorized to issue is 865,000,000 shares, and the par value of each of the shares of Preferred Stock is one tenth of one cent ($.001). A total of 2,100 shares of Preferred Stock, par value $.001 per share, shall be designated as "Series B Convertible Preferred Stock", a total of 600,000,000 shares of Preferred Stock, par value $.001 per share, shall be designated the "Series D Convertible Preferred Stock", and a total of 264,997,900 shares of Preferred Stock shall be undesignated as to series.

     The Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Corporation's Board of Directors may determine. Each series of Preferred Stock shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. Except as otherwise provided in this Amended and Restated Certificate of Incorporation, different series of Preferred Stock shall not be construed to constitute different classes of shares for the purpose of voting by classes.

     The Board of Directors is expressly authorized to provide for the issuance of all or any shares of any authorized but undesignated Preferred Stock in one or more series, each with such designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and such qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions adopted by the Board of Directors to create such series, and a certificate of said resolution or resolutions shall be filed in accordance with the General Corporation Law of the State of Delaware. The authority of the Board of Directors with respect to each such series shall include, without limitation of the foregoing, the right to provide that the shares of each such series may: (i) have such distinctive designation and consist of such number of shares; (ii) be subject to redemption at such time or times and at such price or prices; (iii) be entitled to the benefit of a retirement or sinking fund for the redemption of such series on such terms and in such amounts; (iv) be entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series of stock; (v) be entitled to such rights upon the voluntary or involuntary liquidation, dissolution or winding up of the affairs, or upon any distribution of the assets of the Corporation in preference to, or in such relation to, any other class or classes or any other series of stock; (vi) be convertible into, or exchangeable for, shares of any other class or classes or any other series of stock at such price or prices or at such rates of exchange and with such adjustments, if any; (vii) be entitled to the benefit of such conditions, limitations or restrictions, if any, on the creation of indebtedness, the issuance of additional shares of such series or shares of any other series of Preferred Stock, the amendment of this Amended and Restated Certificate of Incorporation or the Corporation's By-Laws, the payment of dividends or the making of other distributions on, or the purchase, redemption or other acquisition by the Corporation of, any other class or classes or series of stock, or any other corporate action; or (viii) be entitled to such other preferences, powers, qualifications, rights and privileges, all as the

Board of Directors may deem advisable and as are not inconsistent with law and the provisions of this Amended and Restated Certificate of Incorporation.

     A description of the respective classes of stock and a statement of the designations, preferences, voting powers (or no voting powers), relative, participating, optional or other special rights and privileges and the qualifications, limitations and restrictions of the Preferred Stock and Common Stock are as follows:

     A. SERIES B CONVERTIBLE PREFERRED STOCK

     1. Voting. The holders of Series B Convertible Preferred Stock shall have no voting rights or power except as otherwise required by law, and any and all voting rights or powers required or otherwise provided by law shall be administered in accordance with the terms of the Stockholders Agreement, as may be amended from time to time in accordance with its terms.

     2. Dividends. In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series B Convertible Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series B Convertible Preferred Stock as would have been payable on the largest number of whole shares of Common Stock into which all shares of Series B Convertible Preferred Stock held by each holder thereof if such Series B Convertible Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph A.4 as of the record date for the determination of holders of Common Stock entitled to receive such dividends. All dividends declared upon the Series B Convertible Preferred Stock pursuant to this paragraph A.2 shall be declared and paid pro rata per share.

     3. Liquidation, Dissolution and Winding-up.

          3A. Liquidation. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of any Preferred Stock with priority in connection with any such dissolution, liquidation or winding up, the holders of the Series B Convertible Preferred Stock, together and on parity with the holders of the Common Stock, shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively, including, in the case of the holders of the Series B Convertible Preferred Stock, the largest number of whole shares of Common Stock into which all shares of Series B Convertible Preferred Stock held by each holder thereof could be converted if such Series B Convertible Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph A.4 immediately prior to such dissolution, liquidation or winding up.

          3B. Notice. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series B Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

     4. Conversion of the Series B Convertible Preferred Stock. The holders of shares of Series B Convertible Preferred Stock shall have the following conversion rights:

          4A. Right to Convert. Subject to the terms and conditions of this paragraph A.4, the holder of any share or shares of Series B Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series B Convertible Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series B Convertible Preferred Stock so to be converted by $1,000.00 and (ii) dividing the result by the conversion price of $[_________] or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph A.4, then by the conversion price as last adjusted and in effect at the date any share or shares of Series B Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series B Conversion Price"). As further provided for in paragraph A.4B, such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series B Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series B Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notwithstanding any other provisions hereof, if a conversion of Series B Convertible Preferred Stock is to be made in connection with any transaction affecting the Corporation, the conversion of any shares of Series B Convertible Preferred Stock, may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated, subject in all events to the terms hereof applicable to such transaction.

          4B. Issuance of Certificates; Time Conversion Effected. Upon the delivery of a notice of conversion, the Corporation shall as soon as practicable, but in any event no later than the later of (i) the day that is three (3) business days following the Conversion Date and (ii) the day that is the first business day following the date of surrender of the applicable certificates for Series B Convertible Preferred Stock (or satisfaction of the provisions of paragraph A.4N, if applicable), issue and deliver to the converting holder (or otherwise, at its direction) (a) that number of whole shares of Common Stock issuable upon conversion of such shares of Series B Convertible Preferred Stock being converted and (b) a certificate representing the number of shares of Series B Convertible Preferred Stock not being converted, if any. Delivery under this paragraph A.4B may be made personally or by reputable overnight courier or by electronic transmission if the Corporation's transfer agent is participating in the Depository Trust

     Company's Fast Automated Securities Transfer program. To the extent permitted by law, the person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date. The Series B Conversion Price shall be determined at the close of business on the Conversion Date, and upon delivery of the shares of Common Stock issuable upon such conversion, the rights of the holder of such shares of Series B Convertible Preferred Stock shall cease; provided, however, that upon any failure to make such delivery on a timely basis, the rights of the holder of such shares of Series B Convertible Preferred Stock shall be restored. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with the provisions of this paragraph A.4.

          4C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series B Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any such conversion with respect to any cash dividends previously payable on the Common Stock issued upon such conversion. In case the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph A.4A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph A.4C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series B Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          4D. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          4E. Reorganization or Reclassification. If any capital reorganization, reclassification, recapitalization, consolidation, merger, sale of all or substantially all of the Corporation's assets or other similar transaction (any such transaction being referred to herein as an "Organic Change") shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series B Convertible Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          4F. Notice of Adjustment. Upon any adjustment of the Series B Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series B Conversion Price, as applicable, resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          4G. Other Notices. In case at any time:

          (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

          (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

          (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series B Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          4H. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series B Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series B Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange, quotation system or other reporting service upon which the Common Stock may be listed or reported.

          4I. No Reissuance of Series B Convertible Preferred Stock. Shares of Series B Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          4J. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series B Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Convertible Preferred Stock which is being converted.

          4K. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series B Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Convertible Preferred Stock, in any manner which interferes with the timely conversion of such Series B Convertible Preferred Stock except as may otherwise be required to comply with applicable securities laws.

          4L. Limitations on Conversions. The Series B Convertible Preferred Stock shall not be convertible by a holder thereof to the extent (but only to the extent) that, if convertible by such holder, such holder would be the beneficial owner of more than of 4.99% of the shares of Common Stock. For the purposes of this paragraph, beneficial ownership and all determinations and calculations related thereto shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and all applicable rules and regulations. For clarification, it is expressly a term of this security that the limitations contained in this paragraph A.4L shall apply to each successor holder of Series B Convertible Preferred Stock.

          4M. Mandatory Conversion. Notwithstanding anything herein to the contrary, all outstanding shares of Series B Convertible Preferred Stock shall automatically convert to shares of Common Stock pursuant to this paragraph A.4 upon the earliest to occur of the following: (a) the vote or written consent in lieu of a meeting to so convert of the holders of at least a majority in interest of the Series B Convertible Preferred Stock, acting separately as one class; (b) the vote or written consent in lieu of a meeting to so convert of the holders of at least a majority in interest of the Series D Convertible Preferred Stock, acting separately as one class, provided that any conversion pursuant to this item (b) shall be limited to the extent necessary (but only to the extent) to comply with the provisions of paragraph A.4L; (c) 10 days written notice from the Corporation, provided that any conversion pursuant to this item (c) shall be limited to the extent necessary (but only to the extent) to comply with the provisions of paragraph A.4L; (d) a Liquidation Event, including without limitation any deemed Liquidation Event pursuant to paragraph B.3D; or (e) the conversion of all the outstanding shares of Series D Convertible Preferred Stock pursuant to paragraph B.5O.

          4N. Lost or Stolen Certificates. Upon receipt by the Corporation of
     (i) evidence of the loss, theft, destruction or mutilation of any valid certificate(s) for Series B Convertible Preferred Stock and (ii) (a) in the case of loss, theft or destruction any valid certificate(s) for Series B Convertible Preferred Stock, of indemnity reasonably satisfactory to the Corporation, or (b) in the case of mutilation, upon surrender and cancellation of any valid certificate(s) for Series B Convertible Preferred Stock, the Corporation shall execute and deliver new certificate(s) for Series B Convertible Preferred Stock of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated certificate(s) for Series B Convertible Preferred Stock if the holder thereof contemporaneously requests the Corporation to convert all of the Series B Convertible Preferred Stock represented by such certificate(s).

     5. Relative Rights of Series B Convertible Preferred Stock. Notwithstanding anything herein to the contrary, all outstanding shares of Series B Convertible Preferred Stock shall rank pari passu with the Common Stock upon dissolution, liquidation or winding up of the Corporation, and all preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Series B Convertible Preferred Stock are expressly made subject and subordinate to those that may be fixed with respect to any other shares of the Preferred Stock, including without limitation any series of Preferred Stock hereafter created (except to the extent that the terms of such series expressly provide to the contrary).

     B. SERIES D CONVERTIBLE PREFERRED STOCK

     1. Voting.

          1A. General. Except as may be otherwise provided in these terms of Preferred Stock or by law, the Series D Convertible Preferred Stock shall vote together with all other classes and series of stock of the Corporation as a single class on all actions to be taken by the stockholders of the Corporation. Each share of Series D Convertible Preferred Stock shall entitle the holder thereof to such number of votes per share on each such action as shall equal the number of shares of Common Stock (including fractions of a share) into which each share of Series D Convertible Preferred Stock is then convertible.

          1B. Board Size. Subject to the provisions of paragraph B.1C below, the Corporation shall not, without the written consent or affirmative vote of the holders of at least a majority in interest of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as one class, increase the maximum number of directors constituting the Board of Directors to a number in excess of seven.

          1C. Board Seats. Subject to the express provisions of this paragraph B.1C, the holders of the Series D Convertible Preferred Stock, voting separately as one class, shall be entitled to elect four (4) directors of the Corporation, three of which directors (the "Edison Directors") shall be nominated by Edison Venture Fund V, L.P. or one of its affiliated entities ("Edison") and one of which directors (the "Cross Atlantic Director") shall be nominated by Cross Atlantic Technology Fund II, L.P. or one of its affiliated entities ("Cross Atlantic"). At any meeting (or in a written consent in lieu thereof) held for the purpose of electing directors, the presence in person or by proxy (or the written consent) of the holders of at least a majority in interest of the then outstanding shares of Series D Convertible Preferred Stock shall constitute a quorum of the Series D Convertible Preferred Stock for the election of directors to be elected solely by the holders of the Series D Convertible Preferred Stock. A vacancy in any directorship elected by the holders of the Series D Convertible Preferred Stock shall be filled only by a person nominated by
     (i) Edison, if such directorship was one filled by a director nominated by Edison, or (ii) Cross Atlantic, if such directorship was one filled by a director nominated by Cross Atlantic, in each case with such new director to be ratified at the next succeeding annual meeting of stockholders (or written consent in lieu thereof) at which his or her respective term as a director expires, if such new director is nominated at such meeting (or written consent in lieu thereof), by vote or written consent of the holders of the Series D Convertible Preferred Stock, consenting or voting, as the case may be, separately as one class and in accordance with the terms of this paragraph B.1C. The directors to be elected by the holders of the Series D Convertible Preferred Stock, voting separately as one class, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of stockholders at which their respective term as a director expires and until their successors have been elected and qualified. The Board of Directors shall be entitled to exercise its full powers under applicable law during the pendency of any vacancy on the Board of Directors.

     Upon Edison and Cross Atlantic holding, in the aggregate, less than 40% of the Series D Convertible Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of board members representing the holders of the Series D Convertible Preferred Stock shall be reduced to three
(3) and Edison will lose the right to nominate one of the Edison Directors. Then, upon Edison and Cross Atlantic holding, in the aggregate, less than 30% of the Series D Convertible Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of board members representing the holders of the Series D Convertible Preferred Stock shall be reduced to two (2) and Edison will lose the right to nominate an additional Edison Director. Next, upon Edison and Cross Atlantic holding, in the aggregate, less than 20% of the Series D Convertible Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of board members representing the holders of the Series D Convertible Preferred Stock shall be reduced to one (1) and Cross Atlantic will lose the right to nominate the Cross Atlantic Director. Finally, upon Edison and Cross Atlantic holding, in the aggregate, less than 10% of the Series D Convertible Preferred Stock initially acquired by them pursuant to the Purchase Agreement, the aggregate number of board members representing the holders of the Series D Convertible Preferred Stock shall be reduced to zero
(0) and Edison will lose the right to nominate its remaining Edison Director.

     Notwithstanding any of the percentages noted in the paragraph immediately above, in the event that Edison or Cross Atlantic, respectively, no longer holds any shares of the Series D Convertible Preferred Stock, such party shall no longer be entitled to nominate any members of the Board of Directors and the other party, to the extent permitted based on the percentages noted in the paragraph immediately above, shall have the right to nominate any remaining board positions provided for under this paragraph B.1C. In determining the percentages and the number of shares of Series D Convertible Preferred Stock set forth in this paragraph B.1C, (i) any shares of the Common Stock issued upon the conversion of the Series D Convertible Preferred Stock and (ii) any shares transferred by Edison or Cross Atlantic to any Person (a) who is an "affiliated person" of Edison or Cross Atlantic, as that term is defined in the Investment Company Act of 1940, or (b) who is a partner of Edison or Cross Atlantic, shall be included in such determinations.

     2. Dividends.

          2A. Dividends Generally. In the event the Board of Directors of the Corporation shall declare a dividend (other than a dividend payable in Common Stock) payable upon the then outstanding shares of the Common Stock of the Corporation, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series D Convertible Preferred Stock, payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series D Convertible Preferred Stock as would have been payable on the largest number of whole shares of Common Stock into which all shares of Series D Convertible Preferred Stock held by each holder thereof if such Series D Convertible Preferred Stock had been converted to Common Stock pursuant to the provisions of paragraph B.5 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends. All dividends declared upon the Series D

     Convertible Preferred Stock pursuant to this paragraph B.2A shall be declared and paid pro rata per share.

          2B. Accruing Dividends. From and after the date of the issuance of any shares of Series D Convertible Preferred Stock, the holders of such shares of the Series D Convertible Preferred Stock shall be entitled to receive, out of funds legally available therefor, whether or not declared by the Board of Directors, dividends at the rate per annum of seven percent (7%) calculated based on an amount of $0.015 per share, calculated daily based on the actual number of days elapsed over a year of 360 days (the "Accruing Dividends"). Accruing Dividends shall accrue from day to day, whether or not earned or declared, shall be cumulative, and shall be paid quarterly beginning September 30, 2003, unless paid sooner upon the occurrence of a Liquidation Event (as provided in paragraph B.3), on March 31, June 30, September 30 and December 31 of each year (or the first business day thereafter if and when any such date is a date on which banks in the State of New Jersey are generally not open for business) out of funds legally available therefor. At the election of the Board of Directors of the Corporation, Accruing Dividends shall be paid in the form of cash or shares of Common Stock (if the Common Stock is then listed on any national securities exchange, quotation system or other reporting system, then based upon the average 4:00 p.m. closing sales price for the ten trading days preceding the date of the declaration of the dividend and, otherwise, as determined in good faith by the Board of Directors of the Corporation); provided, however, that upon any Liquidation Event (as provided in paragraph B.3) all Accruing Dividends shall be paid in the form of consideration being paid to all other stockholders of the Corporation in such Liquidation Event. Dividends paid in shares of Common Stock shall be paid in full shares only. Dividends paid in cash shall be mailed to the holders of record of the Series D Convertible Preferred Stock as their names and addresses appear on the share register of the Corporation or at the office of the transfer agent on the corresponding dividend payment date. The holders of Series D Convertible Preferred Stock will receive written notification from the Corporation or the transfer agent if a dividend is paid in Common Stock, which notification will specify the number of shares of Common Stock paid as a dividend and the recipient's aggregate record holdings of Common Stock as of that dividend payment date and after giving effect to the dividend.

     3. Liquidation, Dissolution and Winding-up.

          3A. Liquidation. Upon any liquidation, dissolution or winding up of the Corporation (a "Liquidation Event"), whether voluntary or involuntary, the holders of the shares of Series D Convertible Preferred Stock shall be entitled, before any distribution or payment is made upon any stock ranking on liquidation junior to the Series D Convertible Preferred Stock, to be paid an amount equal to $0.015 per share (which amount shall be subject to equitable adjustment whenever there shall occur a stock split, stock dividend, reclassification of shares or other similar event affecting the Series D Convertible Preferred Stock) plus, in the case of each share, an amount equal to any Accruing Dividends unpaid thereon (whether or not declared), computed to the date payment thereof is made available (as so adjusted from time to time, the "Series D Liquidation Preference"). Upon any such liquidation, dissolution or winding up of the Corporation, immediately after the holders of Series D Convertible Preferred Stock and holders of any class of stock ranking equally with the Series D Convertible Preferred Stock shall have been paid in full the amounts to which they shall be entitled, the remaining assets of the Corporation available for distribution shall be distributed ratably among the holders of Common Stock.

          3B. Insufficient Funds. If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets to be distributed among the holders of Series D Convertible Preferred Stock shall be insufficient to permit payment to the holders of Series D Convertible Preferred Stock of the amount distributable as aforesaid, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Series D Convertible Preferred Stock.

          3C. Notice. Written notice of such liquidation, dissolution or winding up, stating a payment date and the place where said payments shall be made, shall be given by mail, postage prepaid, or by facsimile to non-U.S. residents, not less than 20 days prior to the payment date stated therein, to the holders of record of Series D Convertible Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

          3D. Certain Transactions Treated as Liquidation. The (x) consolidation or merger of the Corporation into or with any other entity or entities (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction hold a majority of the voting stock outstanding immediately following the transaction), (y) the sale or transfer by the Corporation of all or substantially all its assets, or (z) the sale, exchange or transfer by the Corporation's stockholders, in a single transaction or series of related transactions, of capital stock representing a majority of the voting power at elections of directors of the Corporation, shall be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph
     B.3 (subject to the provisions of this paragraph B.3 and not the provisions of paragraph B.5G hereof, unless paragraph B.5G is elected in the following proviso); provided, however, that the holders of at least a majority in interest of the then outstanding shares of Series D Convertible Preferred Stock shall have the right to elect the benefits of the provisions of paragraph B.5G in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this paragraph B.3; provided further, however, that for the purposes of item (z) above, in no event shall a Transfer of shares of Series D Convertible Preferred Stock (or the Common Stock issuable upon conversion thereof) that is not in connection with corporate reorganization or sale of the Corporation approved by the Board of Directors be deemed to be a Liquidation Event within the meaning of the provisions of this paragraph B.3 unless a majority of the Board of Directors, including at least one (1) director that was not elected solely by the holders of the Series D Convertible Preferred Stock pursuant to paragraph B.1C, shall determine in good faith that such Transfer should, based on the facts and circumstances, be deemed a Liquidation Event.

          3E. Distributions of Property. Whenever the distribution provided for in this paragraph B.3 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

     4. Restrictions. At any time when shares of Series D Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Amended and Restated Certificate of Incorporation of the Corporation, and in addition to any other vote required by law or the Amended and Restated Certificate of Incorporation of the Corporation, without the written consent of the holders of at least a majority in interest of the then outstanding shares of Series D Convertible Preferred Stock, given in writing or by a vote at a meeting, consenting or voting (as the case may be) separately as one class, the Corporation will not:

          4A. Sale of the Corporation or Liquidation Event. Agree to or enter into any agreement with respect to (x) the Sale of the Corporation, (y) a Liquidation Event or (z) any other recapitalization, reorganization, sale of a significant portion of the assets of the Corporation or similar event.

          4B. Additional Class of Stock. Create or authorize the creation of any additional class or series of shares of stock unless the same ranks junior to the Series D Convertible Preferred Stock, as to dividends and the distribution of assets on the liquidation, dissolution and winding up of the Corporation and with respect to the payment of dividends and redemption rights (in all cases, whether such rights and preferences exist by contract or under the terms of the Corporation's Amended and Restated Certificate of Incorporation or otherwise); or increase the authorized amount of any additional class or series of shares of stock unless the same ranks junior to Series D Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution and winding up of the Corporation and with respect to the payment of dividends and redemption rights (in all cases, whether such rights and preferences exist by contract or under the terms of the Corporation's Amended and Restated Certificate of Incorporation or otherwise); or create or authorize any obligation or security convertible into shares of Series D Convertible Preferred Stock or into shares of any other class or series of stock unless the same ranks junior to the Series D Convertible Preferred Stock as to dividends and the distribution of assets on the liquidation, dissolution and winding up of the Corporation and with respect to the payment of dividends and redemption rights (in all cases, whether such rights and preferences exist by contract or under the terms of the Corporation's Amended and Restated Certificate of Incorporation or otherwise), whether any such creation, authorization or increase shall be by means of amendment to the Corporation's Amended and Restated Certificate of Incorporation, or by merger, consolidation or otherwise.

          4C. Issuance of Additional Securities. Issue or sell any equity securities of the Corporation or securities that are convertible into equity securities of the Corporation, other than any issuance of Reserved Employee Shares pursuant to options and other rights granted under equity compensation plans approved by the Corporation's stockholders.

          4D. Certificate of Incorporation, Bylaws and Authorized Shares. Make any material amendment to or repeal any provision of the Corporation's Amended and Restated Certificate of Incorporation or Bylaws, as amended; provided that the parties hereto agree and acknowledge that each of the following shall be considered a material amendment for the purposes hereof: (i) any amendment to the rights, preferences and privileges of any series of Preferred Stock, (ii) an increase or decrease in the number of authorized shares of Common Stock or Preferred Stock of the Corporation (or any series of Preferred Stock of the Corporation), and
     (iii) any designation of the rights, preferences or privileges of the shares of Preferred Stock which may from time to time be undesignated as to series.

     5. Conversion of the Series D Convertible Preferred Stock. The holders of shares of Series D Convertible Preferred Stock shall have the following conversion rights:

          5A. Right to Convert. Subject to the terms and conditions of this paragraph B.5, the holder of any share or shares of Series D Convertible Preferred Stock shall have the right, at its option at any time, to convert any such shares of Series D Convertible Preferred Stock (except that upon any liquidation of the Corporation the right of conversion shall terminate at the close of business on the business day fixed for payment of the amounts distributable on the Series D Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained by (i) multiplying the number of shares of Series D Convertible Preferred Stock so to be converted by the Series D Liquidation Preference and (ii) dividing the result by the conversion price of $0.015 per share or in case an adjustment of such price has taken place pursuant to the further provisions of this paragraph B.5, then by the conversion price as last adjusted and in effect at the date any share or shares of Series D Convertible Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to as the "Series D Conversion Price"). As further provided for in paragraph B.5B, such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Series D Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Series D Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued. Notwithstanding any other provisions hereof, if a conversion of Series D Convertible Preferred Stock is to be made in connection with any transaction affecting the Corporation, the conversion of any shares of Series D Convertible Preferred Stock, may, at the election of the holder thereof, be conditioned upon the consummation of such transaction, in which case such conversion shall not be deemed to be effective until such transaction has been consummated, subject in all events to the terms hereof applicable to such transaction.

          5B. Issuance of Certificates; Time Conversion Effected. Upon the delivery of a notice of conversion, the Corporation shall as soon as practicable, but in any event no later than the later of (i) the day that is three (3) business days following the Conversion Date and (ii) the day that is the first business day following the date of surrender of the applicable certificates for Series D Convertible Preferred Stock (or satisfaction of the provisions of paragraph B.5P, if applicable), issue and deliver to the converting holder (or otherwise, at its direction) (a) that number of whole shares of Common Stock issuable upon conversion of such shares of Series D Convertible Preferred Stock being converted and (b) a certificate representing the number of shares of Series D Convertible Preferred Stock not being converted, if any. Delivery under this paragraph B.5B may be made personally or by reputable overnight courier or by electronic transmission if the Corporation's transfer agent is participating in the Depository Trust Company's Fast Automated Securities Transfer program. To the extent permitted by law, the person or persons entitled to receive shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares at the close of business on the Conversion Date and such shares shall be issued and outstanding as of such date. The Series D Conversion Price shall be determined at the close of business on the Conversion Date, and upon delivery of the shares of Common Stock issuable upon such conversion, the rights of the holder of such shares of Series D Convertible Preferred Stock shall cease; provided, however, that upon any failure to make such delivery on a timely basis, the rights of the holder of such shares of Series D Convertible Preferred Stock shall be restored. In the case of any dispute with respect to a conversion, the Corporation shall promptly issue such number of shares of Common Stock as are not disputed in accordance with the provisions of this paragraph B.5.

          5C. Fractional Shares; Partial Conversion. No fractional shares shall be issued upon conversion of Series D Convertible Preferred Stock into Common Stock and no payment or adjustment shall be made upon any such conversion with respect to any cash dividends previously payable on the Common Stock issued upon such conversion. In case the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered pursuant to paragraph B.5A exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Convertible Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional share of Common Stock would, except for the provisions of the first sentence of this paragraph B.5C, be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Series D Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

          5D. Adjustment of Series D Conversion Price Upon Issuance of Common Stock. Except as provided in paragraphs B.5E and 5F, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs B.5D(1) through B.5D(7), deemed to have issued or sold, any shares of Common Stock for a consideration per share less than the Series D Conversion Price (the "Applicable Conversion Price") in effect immediately prior to the time of such issue or sale, (such number being appropriately adjusted to reflect the occurrence of any event described in paragraph B.5F), then, forthwith upon such issue or sale, the Applicable Conversion Price shall be reduced to the price determined by dividing (i) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue (including, for this purpose, shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock) or sale multiplied by the then existing Applicable Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by (ii) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issue or sale (including, for this purpose, shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock) and
     (b) the total number of shares of Common Stock issuable in such issue or sale.

     For purposes of this paragraph B.5D, the following subparagraphs B.5D(1) to B.5D(7) shall also be applicable:

               5D(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series D Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph B.5D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               5D(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph B.5D(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Series D Conversion Price have been or are to be made pursuant to other provisions of this paragraph B.5D, no further adjustment of the Series D Conversion Price shall be made by reason of such issue or sale.

               5D(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph B.5D(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph B.5D(1) or B.5D(2), or the rate at which Convertible Securities referred to in subparagraph B.5D(1) or B.5D(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series D Conversion Price in effect at the time of such event shall forthwith be readjusted (in each case by an amount equal to not less than one tenth of one cent ($.001)) to the Series D Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series D Conversion Price then in effect hereunder shall forthwith be increased to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued.

               5D(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock (except for the issue of stock dividends or distributions upon the outstanding Common Stock for which adjustment is made pursuant to paragraph B.5F), Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               5D(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock,

          Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Corporation.

               5D(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               5D(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this paragraph B.5D.

          5E. Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price in the case of the issuance of
     (i) shares of Common Stock issuable upon conversion of the Preferred Stock,
     (ii) Reserved Employee Shares (as defined in paragraph B.6 hereof), (iii) shares of Common Stock or Series D Convertible Preferred Stock issuable upon the exercise of warrants outstanding as of the date of the filing of this Amended and Restated Certificate of Incorporation or issued pursuant to the Series D Purchase Agreement, (iv) shares of Common Stock or options or warrants exercisable for Common Stock in connection with a line of credit or similar bank facility financing with a traditional commercial lender or a joint venture, licensing, development, technology, equipment leasing, marketing or similar customer or strategic relationship approved by the Board of Directors of the Corporation and which is not for the primary purpose of raising additional capital, (v) shares of Common Stock or options or warrants exercisable for Common Stock in consideration for the acquisition (whether by merger or otherwise) by the Corporation of all or substantially all of the capital stock or assets of any other entity and
     (vi) shares of Series D Convertible Preferred Stock issued pursuant to the Exchange Agreement.

          5F. Subdivision or Combination of Common Stock. In case the Corporation shall at any time subdivide (by any stock split, stock dividend or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Series D Conversion

     Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Series D Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          5G. Reorganization or Reclassification. If any Organic Change shall be effected in such a way that holders of Common Stock shall be entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such Organic Change, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Convertible Preferred Stock shall thereupon have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of or in addition to, as the case may be, the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Series D Convertible Preferred Stock such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such Organic Change not taken place, and in any case of a reorganization or reclassification only appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Series D Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

          5H. Notice of Adjustment. Upon any adjustment of the Series D Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series D Conversion Price, as applicable, resulting from such adjustment, setting forth in reasonable detail the method upon which such calculation is based.

          5I. Other Notices. In case at any time:

               (1) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (3) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into, or a sale of all or substantially all its assets to, another entity or entities; or

               (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

     then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, or by facsimile transmission to non-U.S. residents, addressed to each holder of any shares of Series D Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 20 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 20 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

          5J. Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the conversion of Series D Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Series D Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange, quotation system or other reporting service upon which the Common Stock may be listed or reported.

          5K. No Reissuance of Series D Convertible Preferred Stock. Shares of Series D Convertible Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

          5L. Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Series D Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Convertible Preferred Stock which is being converted.

          5M. Closing of Books. The Corporation will at no time close its transfer books against the transfer of any shares of Series D Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Convertible Preferred Stock, in any manner which interferes with the timely conversion of such Series D Convertible Preferred Stock except as may otherwise be required to comply with applicable securities laws.

          5N. Definition of Common Stock. As used in paragraph A.4 and this paragraph B.5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.001 per share, as constituted on the date of filing of these terms of the Preferred Stock, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends nor entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares of Common Stock receivable upon conversion of shares of Series B Convertible Preferred Stock or Series D Convertible Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph A.4E and paragraph B.5G.

          5O. Mandatory Conversion. All outstanding shares of Series D Preferred Stock shall automatically convert to shares of Common Stock pursuant to this paragraph B.5 upon the vote or written consent in lieu of a meeting to so convert of the holders of at least a majority in interest of the Series D Convertible Preferred Stock, acting separately as one class.

          5P. Lost or Stolen Certificates. Upon receipt by the Corporation of
     (i) evidence of the loss, theft, destruction or mutilation of any valid certificate(s) for Series D Convertible Preferred Stock and (ii) (a) in the case of loss, theft or destruction any valid certificate(s) for Series D Convertible Preferred Stock, of indemnity reasonably satisfactory to the Corporation, or (b) in the case of mutilation, upon surrender and cancellation of any valid certificate(s) for Series D Convertible Preferred Stock, the Corporation shall execute and deliver new certificate(s) for Series D Convertible Preferred Stock of like tenor and date. However, the Corporation shall not be obligated to reissue such lost, stolen, destroyed or mutilated certificate(s) for Series D Convertible Preferred Stock if the holder thereof contemporaneously requests the Corporation to convert all of the Series D Convertible Preferred Stock represented by such certificate(s).

     6. Definitions. As used herein, the following terms shall have the following meanings:

          (a) The term "Conversion Date" shall mean, for any conversion pursuant to paragraph A.4A or paragraph B.5A, the date specified in the notice of conversion received by the Corporation, or if no date is specified therein, the date such notice of conversion is delivered (by fax or otherwise) to the Corporation; provided, however, that the Conversion Date shall not be prior to the date of delivery of the applicable notice of conversion and any notice of conversion delivered to the Corporation on a day which is not a business day shall be deemed delivered as of the next following business day.

          (b) The term "Exchange Agreement" shall mean that certain Exchange Agreement, dated as of April 16, 2003, by and among the Corporation, certain holders of convertible debentures due July 1, 2003 issued by the Corporation and certain holders of ownership interests in Voxware NV, a limited liability company organized under the laws of the Belgium.

          (c) The term "Person" shall mean an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

          (d) The term "Reserved Employee Shares" shall mean shares of Common Stock not to exceed in the aggregate 92,600,000 shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) reserved by the Corporation for issuance pursuant to stock purchase, stock grant or stock option arrangements for employees, directors or consultants of the Corporation, all under arrangements approved by the Board of Directors. The foregoing number of Reserved Employee Shares may not be increased without the vote or written consent of the holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock.

          (e) The term "Sale of the Corporation" shall mean any (i) consolidation or merger of the Corporation into or with any other Person or Persons which results in the exchange of outstanding shares of the Corporation for securities or other consideration issued or paid or caused to be issued or paid by any such Person or affiliate thereof (except a consolidation or merger into a Subsidiary or merger in which the Corporation is the surviving corporation and the holders of the Corporation's voting stock outstanding immediately prior to the transaction hold a majority of the voting stock of the Corporation outstanding immediately following the transaction), (ii) sale or transfer by the Corporation of substantially all of its assets, or (iii) sale of a majority of the outstanding capital stock in a single transaction or a series of related transactions (such that after giving effect to such sale or series of sales less than a majority of outstanding voting power of the Corporation would be held by stockholders of the Corporation immediately prior to such event or the first of such series of events).

          (f) The term "Series D Purchase Agreement" shall mean the Series D Convertible Preferred Stock Purchase Agreement dated as of April 16, 2003 between the Corporation and the Purchasers named therein.

          (g) The term "Stockholders Agreement" shall mean the Stockholders Agreement dated as of [___________ ___], 2003 between the Corporation and the parties named therein.

          (h) The term "Subsidiary" shall mean any corporation, partnership, trust or other entity of which the Corporation and/or any of its other subsidiaries directly or indirectly owns at the time a majority of the outstanding shares of every class of equity security of such corporation, partnership, trust or other entity.


          (i) The term "Transfer" shall mean any sale, assignment, transfer, pledge, hypothecation, mortgage or disposal of, by gift or otherwise, or the permitting of any encumbrance with respect to the capital stock of the Corporation.

     7. Corporate Opportunity. In the event that a director of the Corporation who is also a partner or employee of a holder of Series D Convertible Preferred Stock acquires knowledge of a potential transaction or matter which may be a corporate opportunity for both the Corporation and such holder of Series D Convertible Preferred Stock, such director shall to the fullest extent permitted by law have fully satisfied and fulfilled his fiduciary duty with respect to such corporate opportunity, and the Corporation to the fullest extent permitted by law waives any claim that such business opportunity constituted a corporate opportunity that should have been presented to the Corporation or any of its affiliates, if such director acts in a manner consistent with the following policy: subject to applicable contrary laws the application of which may not be altered or waived by contract, a corporate opportunity offered to any person who is a director of the Corporation, and who is also a partner or employee of a holder of Series D Convertible Preferred Stock shall belong to such holder of Series D Convertible Preferred Stock, unless such opportunity was expressly offered to such person solely in his or her capacity as a director of the Corporation.

     C. COMMON STOCK

          1. Relative Rights of Preferred Stock and Common Stock. All preferences, voting powers, relative, participating, optional or other special rights and privileges, and qualifications, limitations, or restrictions of the Common Stock are expressly made subject and subordinate to those that may be fixed with respect to any shares of the Preferred Stock, other than the shares of Series B Convertible Preferred Stock.

          2. Voting Rights. Except as otherwise required by law or this Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him of record on the books of the Corporation for the election of directors and on all matters submitted to a vote of stockholders of the Corporation. Notwithstanding the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware, the Common Stock shall vote together with the Preferred Stock (to the extent any shares of Preferred Stock having voting rights) as a single class with respect to any proposed amendment hereto that would increase or decrease (such decrease not to be to a number below the number of shares of Common Stock then outstanding) the number of shares authorized of Common Stock with each such share being entitled to such number of votes per share as is provided in this Article FOURTH, and the Common Stock shall not be entitled to a separate class vote with respect thereto.

          3. Dividends. Subject to the preferential rights of the Preferred Stock, if any, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the

     Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

          4. Dissolution, Liquidation or Winding Up. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock, holders of Common Stock shall be entitled, unless otherwise provided by law or this Amended and Restated Certificate of Incorporation, to receive all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

     FIFTH. The Corporation is to have perpetual existence.

     SIXTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

          A. The Board of Directors of the Corporation is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

          B. Elections of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

          C. The books of the Corporation may be kept at such place within or without the State of Delaware as the By-Laws of the Corporation may provide or as may be designated from time to time by the Board of Directors of the Corporation.

     SEVENTH. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

     EIGHTH. The Corporation eliminates the personal liability of each member of its Board of Directors to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that, to the extent provided by applicable law, the foregoing shall not eliminate the liability of a director
(i) for any breach of such director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of Title 8 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after the date the filing of this Amended and Restated Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     NINTH. The Corporation reserves the right to amend or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

     TENTH. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the General Corporation Law of the State of Delaware or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of
Section 279 of Title 8 of the General Corporation Law of the State of Delaware, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     ELEVENTH. A. The members of the Board of Directors of the Corporation shall be divided into three classes, as nearly equal in number as possible. The initial term of office of the first class shall expire on the day of the first annual meeting of stockholders following the end of the fiscal year ending June 30, 2003 (the "2004 Annual Meeting"); the initial term of office of the second class shall expire on the day of the annual meeting of stockholders next succeeding the 2004 Annual Meeting; and the initial term of office of the third class shall expire on the day of the second annual meeting of stockholders succeeding the 2004 Annual Meeting. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the General Corporation Law of the State of Delaware may otherwise require, any vacancies in the Board of Directors of the Corporation for any reason, including unfilled vacancies resulting from the removal of directors for cause, and newly created directorships, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director; provided, however, that any vacancy in the Board of Directors created by the resignation, removal, incapacity or death of any person nominated or designated by the holders of Series D Convertible Preferred Stock shall be filled as provided in paragraph B.1C of Article FOURTH above. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified.

     B. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation or the By-Laws of the Corporation to the contrary, the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, change, amend, repeal, or adopt any provision inconsistent with, this Article ELEVENTH.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation has been executed by Bathsheba J. Malsheen, the Corporation's duly authorized officer, this [___] day of [_________], 2003.


                                       VOXWARE INC.

                                       By:
                                           -------------------------------------
                                           Bathsheba J. Malsheen
                                           President and Chief Executive Officer
ATTESTED:

By:
   -----------------------------------------
     Nicholas Narlis
     Secretary

                                  VOXWARE, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 24, 2003

     Bathsheba J. Malsheen and Nicholas Narlis, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Voxware, Inc. held of record by the undersigned on May 5, 2003, at the Annual Meeting of Stockholders to be held at 9:00 a.m. (local time) on June 24, 2003, at the offices of Hale and Dorr LLP, located at 650 College Road East, Princeton, New Jersey and any adjournment thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEE(S) IN PROPOSAL NOS. 1 AND 3 AND FOR PROPOSAL NOS. 2, 4 AND 5.

     Proposal No. 1--Election of Directors--Nominee is:

       Bathsheba J. Malsheen, Ph.D

       [_] FOR the listed nominee

       [_] WITHHOLD AUTHORITY to vote for the listed nominee.

--------------------------------------------------------------------------------

     Proposal No. 2--Proposal to approve a recapitalization of Voxware's capital stock pursuant to which: (i) Voxware shall issue shares of Series D Convertible Preferred Stock and certain warrants in exchange for aggregate cash consideration of $5,600,000; (ii) all of Voxware's outstanding shares of Series C Convertible Preferred Stock and certain warrants shall be exchanged for shares of Series D Convertible Preferred Stock; (iii) all outstanding principal amounts owing to the holders of Voxware's 10% Convertible Debentures due July 1, 2003 shall be exchanged for shares of Series D Convertible Preferred Stock; (iv) all the outstanding ownership interests of Voxware NV held by persons other than Voxware shall be exchanged for shares of Series D Convertible Preferred Stock; and (v) the rights, privileges and preferences of the outstanding shares of Voxware's Series B Convertible Preferred Stock, shall be amended.

       [_] FOR [_] AGAINST [_] ABSTAIN

---------------------------------------------------------------

     Proposal No. 3--Proposal, subject to and contingent upon the approval of Proposal No. 2 above, to elect the following four directors:


  VOTE FOR all the
  nominees listed at VOTE
  right, except      WITHHELD
  as marked to the   from
  contrary below     all nominees
         [_]            [_]                 Nominees: Ross T. Martinson
                                                      Michael Janis
                                                      Joseph A. Allegra
                                                      Glenn T. Rieger


To withhold authority for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Proposal No. 4--Proposal, subject to and contingent upon the approval of Proposal No. 2 above, to adopt Voxware's 2003 Stock Incentive Plan.

       [_] FOR [_] AGAINST [_] ABSTAIN

---------------------------------------------------------------

     Proposal No. 5--Proposal to ratify the appointment of WithumSmith+Brown, PC as the Company's independent auditors for the fiscal year ending June 30, 2003.

       [_] FOR [_] AGAINST [_] ABSTAIN

                        (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

     Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

     IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. EACH JOINT OWNER SHALL SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNOR IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


                          Date: __________________________________________, 2003

                          ----------------------------------
                          Signature of

                          ----------------------------------
                          Signature if held jointly

                          The above-signed acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

   PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.